FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

This prospectus describes the Flexible Premium Variable Life Insurance Policy offered by Allianz Life Insurance Company of North America (Allianz Life). All references to "we," "us" and "our" refer to Allianz Life.


The policy is a variable benefit policy. We have designed the policy for use in estate and retirement planning and other insurance needs of individuals. This policy also makes available disability benefits and additional family death benefits with the reduction of the policy's death benefit. You can also have increased access to your policy values through an unemployment benefit. It also makes available a Preferred Settlement Value that can increase the income available to you at certain ages. Allianz Life does not claim that investing in the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

You, the policy owner, have a number of investment choices in the policy. These investment choices include a fixed account (which is part of our general account) as well as variable options. Each variable option invests in a portfolio of the corresponding fund company listed below. When you buy a policy and allocate funds to the variable options, you are subject to investment risk. This means that the Accumulation Value may increase or decrease depending upon the investment performance of the variable option(s) you select. Under some circumstances, the death benefit and the duration of the policy will also increase or decrease depending upon investment performance.


Generally, the policy will remain in force as long as the Net Cash Value (that is, the amount that Allianz Life would pay if you surrender the policy) is sufficient to pay certain monthly charges. However, under certain circumstances, the policy provides a No Lapse Guarantee that allows the policy to remain in force without regard to the Net Cash Value.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy being offered in this prospectus.

The following portfolios are currently available with the policy:

AIM VARIABLE INSURANCE FUNDS:

AIM V.I.  Capital Appreciation Fund
AIM V.I.  Growth Fund
AIM V.I.  International Equity Fund
AIM V.I.  Value Fund

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Alger American Small Capitalization Portfolio

DAVIS VARIABLE ACCOUNT FUND, INC.:

Davis VA Financial Portfolio
Davis VA Real Estate Portfolio
Davis VA Value Portfolio

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST:

Franklin Growth and Income Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Fund
Franklin U.S.  Government Fund
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund


JP MORGAN SERIES TRUST II:

J.P.  Morgan International Opportunities Portfolio
J.P.  Morgan U.S.  Disciplined Equity Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA

PIMCO VARIABLE INSURANCE TRUST:

PIMCO VIT High Yield Bond Portfolio
PIMCO VIT StocksPLUS Growth and Income Portfolio
PIMCO VIT Total Return Bond Portfolio

THE PRUDENTIAL SERIES FUND, INC.:

SP Jennison International Growth Portfolio1
SP Strategic Partners Focused Growth Portfolio1


SELIGMAN PORTFOLIOS, INC.:

Seligman Global Technology Portfolio
Seligman Small-Cap Value Portfolio

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST:

USAllianz Aggressive Growth Fund2
USAllianz American Growth Fund3
USAllianz Capital Growth Fund2
USAllianz Comstock Fund4
USAllianz Growth and Income Fund4
USAllianz Strategic Growth Fund3
USAllianz VIP Diversified Assets Fund
USAllianz VIP Fixed Income Fund
USAllianz VIP Global Opportunities Fund
USAllianz VIP Growth Fund
USAllianz VIP Money Market Fund


VAN KAMPEN LIFE INVESTMENT TRUST:

Van Kampen LIT Emerging Growth Portfolio


1 Fund is sub-advised by Jennison Associates LLC
2 Fund is sub-advised by Van Kampen Investment Advisory Corp.
3 Fund is sub-advised by Fred Alger Management, Inc.
4 Fund is sub-advised by Van Kampen Asset Management Inc.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Flexible Premium Variable Life Insurance Policy. The Securities and Exchange Commission (SEC) maintains a Web site (http://www.sec.gov) that contains information regarding companies that file electronically with the SEC.

The policy:

o is not a bank deposit
o is not federally insured
o is not endorsed by any bank or government agency

The policy is subject to investment risk. You may be subject to loss of principal.

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the policies. You should rely only on the information contained in this prospectus or that to which we have referred you. We have not authorized anyone to provide you with information that is different.


Date: August 9, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------


SPECIAL TERMS                                                         6

SUMMARY                                                               7

PART I                                                               12

1. THE VARIABLE LIFE INSURANCE POLICY                                12

2. PURCHASES                                                         13
    Application for a Policy                                         13

    Tax-Free Section 1035 Exchanges                                  13

    Coverage                                                         14

    Premiums                                                         14

    Temporary Insurance                                              14

    Stipulated Premiums                                              15

    Unscheduled Premiums                                             15

    No Lapse Guarantee Benefit (also referred to

     as the Death Benefit Guarantee in some states)                  15

    Grace Period                                                     16

    Reinstatement                                                    17

    Allocation of Premium                                            18

    Accumulation Value                                               18

    Your Cash Value, Net Cash Value                                  19

    Our Right to Reject or Return a Premium Payment                  19

3. INVESTMENT CHOICES                                                20
    Substitution and Limitations on Further Investments              22

    Transfers                                                        22

    Dollar Cost Averaging                                            23

    Flexible Rebalancing                                             24

4. EXPENSES                                                          24
    Premium Charge                                                   24

    Mortality and Expense Risk Charge                                24

    Administrative Charge                                            25

    Insurance Risk Charge                                            25

    Charge for the LifeFund Riders                                   26

    No Lapse Guarantee Charge                                        26

    Surrender Charge                                                 27

    Partial Surrender Charge                                         27

    Transfer Fee                                                     27

    Charge for Increased Annuity Payment Rider                       28

    Income Tax Charge                                                28

    Modification of Charges                                          28

    Fund Annual Expenses Net of Reimbursement                        28

5. DEATH BENEFIT                                                     30
    Change in Death Benefit Option                                   31

    Change in Specified Amount                                       31

    Settlement Options at Death                                      32

6. TAXES                                                             34
    Life Insurance in General                                        34

7. ACCESS TO YOUR MONEY                                              35
    Policy Loans                                                     35

    Partial Surrenders                                               36

    Full Surrenders                                                  37

    Settlement Options at Surrender                                  37

    Increased Annuity Payment Rider                                  37

8. LIFEFUND BENEFITS                                                 38
    Benefit under LifeFund Riders                                    38
    Unemployment Benefit                                             40
    Preferred Settlement Value                                       41

9. OTHER INFORMATION                                                 42
    The Company                                                      42

    Privacy Notice                                                   43

    The Separate Account                                             44

    Distribution of the Policies                                     44

    Suspension of Payments or Transfers                              45

    Ownership                                                        45

    Death Benefit Proceeds                                           45

    Beneficiary                                                      46

    Assignment                                                       46

    Additional Credits for Certain Groups                            46

    Purchases by Term Life Insurance Policy Owners                   46

    Our Right to Contest                                             46

    Termination                                                      47

    Amendment                                                        47

    Maturity                                                         47

PART II                                                              47

    Executive Officers And Directors                                 47

    Voting                                                           49

    Disregard of Voting Instructions                                 49

    Legal Matters                                                    49

    Federal Tax Status                                               49

    Reports to Owners                                                54

    Legal Proceedings                                                54

    Experts                                                          54

    Registration Statement Contains Further Information              54

    Financial Statements                                             55

APPENDIX A - Maximum Surrender Charges                               XX

APPENDIX B - Illustration of Policy Values                           XX

APPENDIX C - Performance                                             XX

APPENDIX D - Variable Investment Option
                   Objectives and Strategies                         XX

APPENDIX E - The Fixed Account                                       XX

SPECIAL TERMS

This prospectus is written in plain English to make it as understandable as possible. However, by the very nature of the policy, certain technical words or terms are unavoidable. We have identified some of these words or terms. For some, we have provided you with a definition.

ACCUMULATION VALUE. The sum of any amounts you may have in the fixed account and in the variable options you have selected.

AGE. The insured's age at last birthday determined as of the beginning of each policy year or as applicable, determined as of the beginning of the effective date of a Specified Amount increase and the anniversaries of such effective date.


CASH VALUE.  Your Accumulation Value minus the surrender charge.

GROSS PARTIAL SURRENDER AMOUNT. A Partial Surrender plus any partial surrender charge.


LIFEFUND BENEFITS. Additional benefits you can select that will provide disability, unemployment and family member death benefits as well as increased income at certain ages through the Preferred Settlement Value. The LifeFund Benefits must be selected at issue of the policy and all or part of the benefits may not be available in all states. There are certain costs associated with these benefits.

MONTHLY DEDUCTION.  A monthly charge we deduct from the Accumulation Value.


NET CASH VALUE. The Cash Value of your policy minus any policy loan you may have outstanding.


POLICY LOAN. The total of any outstanding loans you have made on your policy, including interest paid in advance during the current policy year. This is the indebtedness to us for a loan secured by the policy.

SPECIFIED AMOUNT. The amount of coverage chosen by you. This amount is used to determine the death benefit. The minimum is $50,000.


TARGET PREMIUM. Your Target Premium is a monthly premium amount which will vary by the issue age and sex of the insured, and the selection of the LifeFund Benefits. The Target Premium is the minimum premium needed to keep the policy in force regardless of fund performance while the No Lapse Guarantee benefit is in effect. The Target Premium can change but will never be less than $50.
The Target Premium is also used in the determination of LifeFund Benefits.


For the remainder, we believe that you will find an adequate discussion in the text. The page indicated below is where we believe you will find the best explanation for the word or term. These words or terms are in italics on the indicated page.


                                                  Page
  Adjusted Premium Payment                          15
  Beneficiary, Contingent Beneficiary               46
  Business Day                                      19
  Death Benefit Proceeds                            45
  Insured                                            7
  Maturity Benefit                                  47
  Maturity Date                                     47
  Modified Endowment Contract (MEC)                 11
  Monthly Anniversary Date                          14
  Owner                                             45
  Policy Date                                       14
  Policy Month                                      14
  Policy Year, Policy Anniversary                   14
  Reallocation Date                                 11
  Valuation Date                                    18
  Valuation Period                                  18

The Prospectus is divided into three sections: the Summary, Part I and Part II. The sections in the Summary correspond to sections in Part I of this Prospectus which discuss the topics in more detail. Part II contains even more detailed information.

SUMMARY

1.   THE VARIABLE LIFE INSURANCE POLICY


The Allianz Life variable life insurance policy is a contract between you, the owner, and us, an insurance company. The policy provides for the payment of a death benefit to your selected beneficiary upon the death of the insured. According to our current interpretation, this death benefit is distributed free from federal income taxes. The policy can be used as part of your estate planning or used to save for retirement. The insured is the person you chose to have his or her life insured under the policy. You, the owner, can also be the insured, but you do not have to be.

The policy described in this prospectus is a flexible premium variable life insurance policy. The policy is "flexible" because:

     o   the frequency and amount of premium payments can vary;
     o   you can choose between death benefit options;
     o you can increase or decrease the amount of insurance coverage, all within the same policy of insurance; and
     o   you can choose to include the LifeFund Benefits.

The policy is "variable" because the Accumulation Value, when allocated to the variable options, will increase or decrease depending upon the investment results of the selected variable options. Under certain circumstances, the death benefit and the duration of your policy may also vary.

During the life of the insured, you can surrender the policy for all or part of its Net Cash Value. You may also obtain a policy loan, using the Accumulation Value as security.

2.   PURCHASES

You purchase the policy by completing the proper forms and paying the minimal initial premium. Your registered representative can help you complete the forms. In some circumstances, we may contact you, or the insured, for additional information regarding the insured. We may require the insured to provide us with medical records, physicians' statements or a complete paramedical examination.


The minimum initial premium we accept is computed for you based on the Specified Amount you request. The minimum initial premium is at least three Target Premiums. If you elected the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become a modified endowment contract (see Part II: Policy Proceeds -- Federal Tax Status). The policy is designed for the payment of subsequent premiums. The minimum premium we accept at any time is $50. You can establish stipulated premiums. Stipulated premiums generally cannot be less than the periodic equivalent of the Target Premium (which is equal to the aggregate Target Premiums that would be paid in the time period covered - quarterly, semi-annually or annually).


3.   INVESTMENT CHOICES


You can put your money in a combination of the fixed account and/or variable options. The variable options invest in portfolios of AIM Variable Insurance Funds, The Alger American Fund, Davis Variable Account Fund, Inc., Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Seligman Portfolios, Inc., USAllianz Variable Insurance Products Trust, and Van Kampen Life Investment Trust. The variable options available under the policy are described in Part I, and the investment objectives of these variable options are described in Appendix D. A complete description of the variable options is contained in the fund prospectuses, which are available upon request by calling 1-800-542-5427.


4.   EXPENSES

We make certain deductions from your premiums and from the Accumulation Value. These deductions are made for premium expenses, mortality and expense risks, administrative expenses, sales expenses and for providing life insurance protection and additional LifeFund Benefits. There are also operating expenses of the portfolios. These deductions are summarized as follows:


PREMIUM CHARGE. This charge is used to pay for expenses related to premiums such as premium collection expenses, and state and local premium taxes. The charge is deducted from each premium payment, whether or not your state imposes the taxes. The charge is equal to 3.5% of each premium payment for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase) and drops to 1.75% with each premium payment thereafter. It is guaranteed not to exceed 5%.

MORTALITY AND EXPENSE RISK CHARGE. This risk charge is at the annual rate of 0.60% of your average daily Accumulation Value. If you have elected to include the LifeFund Benefits, the annual rate is 2%. We deduct this charge from each variable option on each Valuation Date.

ADMINISTRATIVE CHARGE. This charge equals $14.00 per policy month for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase),and $4 per policy month in the sixth policy year and thereafter (and for 6 or more years after the effective date of the Specified Amount increase). The charge is guaranteed not to exceed $15 per month for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase), and $6 per policy month in the sixth policy year and thereafter (and for 6 or more years after the effective date of the Specified Amount increase). These amounts are deducted from your Accumulation Value on the monthly anniversary date.


INSURANCE RISK CHARGE. On each monthly anniversary date, we deduct from your Accumulation Value the cost of insurance for the next policy month. This charge provides death benefit protection. The cost of insurance rate cannot be greater than the maximum shown in your policy.


CHARGES FOR THE LIFEFUND RIDERS. The LifeFund Riders provide disability protection and the family death benefits portion of the LifeFund Benefits. If you elect to include the LifeFund Benefits in your policy, on the monthly anniversary date, we deduct a charge for the LifeFund Riders per $1,000 of Specified Amount minus any Policy Loan amount. This rate varies by the insured's issue Age, risk classification and sex (where allowed). The rate per $1000 for a standard or better risk has a range of $0.85 to $14.41. The rates may be higher if some of the benefits do not result in a reduction in death benefits. Charges for this rider may be treated as taxable distributions in certain circumstances. (See Part I: 8. LifeFund Benefits.)


NO LAPSE GUARANTEE CHARGE. On each monthly anniversary date , while the No Lapse Guarantee is in effect, we deduct from your Accumulation Value the No Lapse Guarantee charge of $0.01 per $1000 of your Specified Amount.


SURRENDER CHARGES. A surrender charge may be deducted in the event you make a full surrender of your policy. The surrender charges remain level during the first ten policy years and then decrease monthly until they are zero at the end of the fifteenth policy year. If you increase your Specified Amount, an additional fifteen-year surrender charge schedule will apply. The surrender charge schedule for the initial Specified Amount is shown on your schedule page.

The maximum surrender charge for different ages, which is the initial charge set out in the Appendix A, is based on the insured's issue age, sex (where permitted), risk classification and the initial Specified Amount. The maximum charge shown in Appendix A, which is for a male smoker age 55, is $43.60 per $1,000.

The following example illustrates how we calculate the maximum surrender charge for a male nonsmoker, age 35. We assume the Specified Amount to be $100,000. See Appendix A for the maximum surrender charge per $1,000 of Specified Amount.

               END OF THE POLICY YEAR         SURRENDER CHARGE
               1 - 10                         $2,070
               11                             $1,656
               12                             $1,242
               13                             $  828
               14                             $  414
               15                             $    0


PARTIAL SURRENDER CHARGE. If you surrender only a portion of the Net Cash Value at any time during the insured's lifetime, there may be an administrative charge assessed equal to the lesser of $25 or 2% of the partial surrender amount you take out of the policy. The charge is currently zero.


TRANSFER FEE. You may transfer values from one variable option to another, or to or from the fixed account. The first 12 transfers in a policy year are currently free. The fee for each additional transfer currently is $25. Prescheduled automatic dollar cost averaging transfers and flexible rebalancing transfers are not currently counted. We reserve the right to limit the number of transfers and to charge a fee for any transfer.


CHARGE FOR INCREASED ANNUITY PAYMENT RIDER. The Increased Annuity Payment Rider provides increased income payments to annuitants who become disabled. If you, as the annuitant, choose a lifetime income payout, and you are less than 80 years old, you may elect to purchase this rider at the time you begin receiving income payments. For this benefit, we deduct a monthly charge per $100 of basic annuity payment. The charge currently ranges from $0.70 to $7.38. The maximum charge per $100 of basic annuity payment ranges from $0.95 to $9.97.

OTHER EXPENSES. Investment management fees, any 12b-1 fees, and other direct expenses are deducted from, and operating expenses paid out of, the assets of the portfolios of the funds. The portfolio expenses currently range, on an annual basis, from 0.65% to 1.81% of the average daily value of the portfolio, depending upon the portfolio. The expenses for each portfolio are listed in Part I, Section 4: Expenses - Fund Annual Expenses Net of Reimbursement.



5.   DEATH BENEFIT

The amount of the death benefit depends on:

     o the total Specified Amount of your policy;
     o the death benefit option in effect at the time of death; and
     o under some circumstances, your Accumulation Value.

There are two death benefit options: Option A and Option B. If death benefit Option A is in effect, the death benefit is the greatest of :
(a)      your total Specified Amount in effect; or
(b) your Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
(c) your Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.
Under this option, the amount of the death benefit is level, except when we use the applicable factor to determine the benefit percentage.

If death benefit Option B is in effect, the death benefit is the greatest of
(a)      your total Specified Amount in effect plus the Accumulation Value; or
(b) your Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
(c) your Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.
Under this option, the amount of the death benefit is variable.

Under certain circumstances, you can change death benefit options. You can also change the Specified Amount under certain circumstances. Changing the death benefit option or the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

At the time of application for a policy, you designate a beneficiary. The beneficiary is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.   TAXES

We believe that a policy should generally provide the minimum death benefit required under federal tax law. There is less guidance, however, with respect to a policy with LifeFund Benefits added, and it is not clear whether such policies will satisfy this requirement. Assuming a policy satisfies this requirement, the death proceeds paid under the policy should be excludable from the gross income of your beneficiary. Any earnings in your policy generally are taxed only when you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the policy is considered a Modified Endowment Contract
(MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 59 1/2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn. If the policy is not an MEC, please see the discussion in "Part II: Tax Treatment of the Policy -- Federal Tax Status".

7.   ACCESS TO YOUR MONEY

You can terminate your policy at any time and we will pay you the Net Cash Value. At any time during the insured's life and before your policy has terminated, you may surrender a part of your Net Cash Value in accordance with the terms of your policy. When you terminate your policy, a surrender charge may be assessed. Also, when you make a partial surrender, we may assess a partial surrender charge of $25 or 2% of the partial surrender amount, whichever is less. This fee is currently not being assessed.

You can also borrow some of your Net Cash Value.

8.   LIFEFUND BENEFITS


At issue, you can elect to include the LifeFund Benefits in your policy, if available in your state. The LifeFund Benefits provide (a) benefits paid upon the insured's disability, including impairments causing chronic illness or critical illness, as well as upon death of an eligible family member (benefits may result in a reduction in death benefits); (b) a waiver of premium benefit;
(c) unemployment benefits; and (d) an option to increase income at certain ages.

Certain tax consequences associated with adding LifeFund Benefits to your policy or receiving distributions under any of these Benefits may be unclear. You should consult a qualified tax adviser about the consequences of adding the LifeFund Benefits to a policy or requesting benefit payments under any of the LifeFund Benefits. In addition, you can be deemed to have received a distribution for tax purposes each time a deduction is made from your Accumulation Value to pay charges for the LifeFund Riders and your premium payments for that year are less than such charges. Any such distribution will generally be taxed in the same manner as any other distribution under the policy. You should consult a tax advisor regarding the tax treatment of any deduction from your Accumulative Value that is used to pay charges for the LifeFund Riders.


9.   OTHER INFORMATION

Free Look. You can cancel the policy within 30 days after you receive it or if later, the 45th day after you sign your application. We will refund all premiums paid less any policy loan and any Gross Partial Surrender Amounts. During the underwriting process, we will allocate your initial net premium to the USAllianz VIP Money Market Fund until the reallocation date, which occurs 30 days after the policy is released to an active status in our processing system. After that, we will invest your Accumulation Value and any subsequent premiums as you requested.


Purchasing Considerations. The policy is designed for individuals and businesses that have a need for death and disability protection (as well as unemployment protection for individuals) and who also desire to potentially increase the values in their policies through investment in the variable options.


The policy offers the following to individuals:


     o   ability to create or conserve one's estate;
     o access to funds through the reduction of death benefit (in most cases) should disability or a family death occur (if LifeFund Benefits are selected).
     o   supplement income at certain ages (if LifeFund Benefits are selected);
         and
     o access to funds through loans and surrenders.

We offer a No Lapse Guarantee benefit. If you pay the Target Premiums, we guarantee that, while the No Lapse Guarantee benefit is in effect, your policy will not lapse even if your Net Cash Value is not sufficient to cover the monthly deductions. This benefit may not be available in all states. It is also referred to as the Death Benefit Guarantee in some states.


You can arrange to have a regular amount of money automatically transferred from any one of the variable options or the fixed account to selected variable options each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature the dollar cost averaging option.

You can choose to have us rebalance your account periodically to help you maintain your specified allocation mix among the variable options and fixed account. We call this feature the flexible rebalancing option.

Agent Compensation. We will pay sales commissions to broker-dealers. Other payments may be made for other services related to the sale of the policies. For a discussion of these arrangements, see "Part II: Distribution".

10.  INQUIRIES

If you need more information about buying a policy, please contact us at:


     Allianz Life Insurance Company of North America
     5701 Golden Hills Drive
     Golden Valley, MN  55416
     1-800-542-5427

If you need policy owner service (such as changes in policy information, inquiry into policy values, or to make a loan), please contact us at our service center:

     USAllianz Service Center
     300 Berwyn Park
     P.O.  Box 3031
     Berwyn, Pennsylvania 19312-0031
     1-800-792-7198



PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy is a contract between you, the owner, and us, an insurance company. This kind of policy is commonly used for estate planning and/or retirement planning.


The policy provides for life insurance coverage on the insured. It has an Accumulation Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the policy is a variable life insurance policy, the value of your policy will increase or decrease depending upon the investment experience of the variable option(s) you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying portfolios. To the extent you select any of the variable options, you bear the investment risk. If your Net Cash Value is insufficient to pay the monthly deductions, the policy may terminate. However, while the No Lapse Guarantee is in effect, if you have paid the Target Premium and have not taken out a loan or a partial surrender, your policy will not lapse even if your Net Cash Value is insufficient to pay the monthly deductions.


Because the policy is like traditional and universal life insurance, so long as it remains in force, it provides a death benefit which is paid to your named beneficiary. When the insured dies, the death proceeds are paid to your beneficiary. These proceeds should be excludable from the gross income of the beneficiary. However, estate taxes may apply. If you need access to your money, you can borrow from the policy or make a total or partial surrender.

At issue, you can also choose to include LifeFund Benefits in the policy, if available in your state. If you do, you will have access to a portion of your death benefit when certain disability events occur, or if a death occurs among eligible family members. You also have increased access to your policy values if you become unemployed for at least 180 days. You may also increase the income available to you at certain ages.

Fees, charges and benefits under the policy may vary, depending on the state in which the policy is issued and whether you choose to include the LifeFund Benefits.

2.   PURCHASES

Application For a Policy


In order to purchase a policy, you must submit to us an application that contains information about the proposed insured. Generally, the proposed insured must be at least 15 years old and cannot be older than 55 years old on his or her last birthday. The minimum Specified Amount is currently $50,000. You must make a death benefit option selection (see Part I.5. Death Benefit) on the application. In some cases, we will ask for additional information. We may request that the insured provide us with medical records, a physician's statement or possibly require other medical tests.


Tax-Free Section 1035 Exchanges

You generally can exchange one life insurance policy for another in a "tax-free" exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus: you might have to pay a surrender charge on your old policy; there will be a new surrender charge period for the new policy; other charges under the new policy may be higher (or lower); and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest.

Coverage

Coverage under a policy begins on the later of the policy date or the date we receive at least the minimum initial premium (see immediately following section). In general, if we issue the policy, the policy date is the later of the date of the application or the date of completion of any medical examination required by our underwriting procedures.


Subject to our administrative procedures and state law requirements, and provided you do not elect to have the LifeFund Benefits included in your policy, you may request a policy date up to six months prior to the date the policy is issued, for the purpose of preserving a younger Age. In many cases, a younger Age will result in a smaller Target Premium , lower cost of insurance charges and lower surrender charges. However, an earlier policy date will also result in a correspondingly earlier commencement of monthly deduction charges. If an earlier date is requested, the minimum initial premium is the Target Premiums from the policy date to the issue date plus three Target Premiums.

Your first policy year starts on the policy date. Future policy years start on the same day and month in each subsequent year. We call that date a policy anniversary. Your first policy month starts on the policy date. Future policy months start on the same day in each subsequent month. We call that date a monthly anniversary date. If the monthly anniversary date falls on a date other than a Valuation Date, the monthly anniversary date will be on the next Valuation Date.


Premiums


We will make your policy effective only after we receive the minimum initial premium. The minimum initial premium is three Target Premiums. If you elected to include the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become an MEC (see Part II: Policy Proceeds -- Federal Tax Status). Before we send out the policy, the application must be in good order as determined by our administrative rules and be approved for issue by underwriting. We reserve the right to reject an application for any reason permitted by law. The policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.


Temporary Insurance

 At the time the application is taken, the applicant can receive temporary insurance coverage on the proposed insured by paying one month's premium at least equal to the Target Premium. The temporary insurance will be for the lesser of $250,000 or the Specified Amount applied for (adjusted for any existing insurance with us that is being exchanged, converted or reissued with the application and for any life insurance being applied for under other current applications with us).

Temporary insurance will be effective until the earliest of the following:

o    60 days from the date of the temporary insurance;

o    the date coverage starts under this policy;

o the date a policy, other than as applied for, is accepted or rejected by the applicant;


o 10 days from date on which we make a counter-offer to issue the policy on a basis other than that applied for, or


o    the date we decline the application.


Stipulated Premiums

The policy is designed to allow you to make subsequent premium payments. The minimum premium you can pay at any time is $50. You can elect to make stipulated premium payments. Stipulated premiums may be paid annually, semi-annually, quarterly or monthly. You select the stipulated premium and payment interval at the time of application. You may change the amount and frequency of premiums. Stipulated premiums generally must be at least equal to the periodic equivalent of the Target Premium (which is equal to the aggregate Target Premiums that would be paid in the time period covered - quarterly, semi-annually or annually). We have the right to limit the amount of any increase.


Unscheduled Premiums


You can make additional unscheduled premium payments at any time while the policy is in force. However, in order to preserve the favorable tax status of the policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the U.S. tax laws. If you elected to include the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become an MEC (See Part II: Policy Proceeds -- Federal Tax Status). We also reserve the right to limit the amount of unscheduled premiums or require underwriting before we accept and credit the premium, if the payment of such premiums causes the death benefit to increase by more than $25,000 or, if less, two times the death benefit prior to the payment of the premium. We will do this only if the death benefit is determined by use of the factors under the Table of Death Benefit Factors in your policy (see Part
I.5. Death Benefit). If we require underwriting, premiums would be credited to the policy at the time of underwriting approval.


No Lapse Guarantee Benefit (also referred to as the Death Benefit Guarantee in some states)

If you meet the premium requirements described below while the No Lapse Guarantee benefit is in effect, we guarantee that we will not lapse the policy even if the Net Cash Value is not sufficient to cover monthly deductions.


The No Lapse Guarantee benefit is effective for the first 10 policy years or the insured's Age 65, if later. In Texas and Massachusetts, the No Lapse Guarantee benefit is effective during the first 5 policy years only. This benefit will continue so long as your adjusted premium payments are at least equal to your accumulated Target Premiums.


Your adjusted premium payments as of the monthly anniversary date equal:


o the total of your premium payments received by us; minus
o any Gross Partial Surrender Amounts; minus
o any policy loan.

Your accumulated Target Premiums as of the monthly anniversary date equal:

o the Target Premium; multiplied by
o one plus the number of months the policy has been in force as of that monthly anniversary date.

If you have not had the same Target Premium in effect every month, your accumulated Target Premiums will be based on the different premiums that were in effect and the number of months for which each applied.

The Target Premium will change if you request an increase or decrease in the Specified Amount. It will also change if the insured's risk classification changes. A change in death benefit options or a decrease in the Specified Amount resulting from a partial surrender does not change the Target Premium.

We reserve the right to change the Target Premiums prospectively should our expectations of future persistency, mortality, expenses or investment experience change. Any change will be made on a uniform basis by Age, risk classification, sex and benefits. The maximum Target Premiums for a policy without any riders will be calculated assuming the following:


o    Death benefit Option B;
o Coverage to the insured's Age 65 or if later, to the tenth policy anniversary;
o    A 3% net rate of return; and
o Guaranteed maximum cost of insurance rates, the No Lapse Guarantee charge and guaranteed premium and administrative charges.


The maximum Target Premiums for a policy with the LifeFund Benefits is equal to the sum of the maximum Target Premium for the policy without any riders and the Target Premium for the LifeFund Riders, and will not be less than $50.00. The Target Premium for the LifeFund Riders is calculated to cover the costs of the rider benefits and risks as well as expenses.


If you have not made sufficient premiums to maintain the No Lapse Guarantee benefit as of any monthly anniversary date, we will send you notice of the premium payment required to maintain the No Lapse Guarantee benefit for the next three months. If we do not receive required premiums within 61 days from the date of our notice, the No Lapse Guarantee benefit will terminate. You cannot reinstate the No Lapse Guarantee benefit.

Grace Period

When a policy is about to terminate, under some circumstances, the policy provides a grace period in order for you to make a premium payment or a loan repayment in order to keep your policy in force.

While the No Lapse Guarantee benefit is in effect, a grace period will begin on your monthly anniversary date when:


o your Net Cash Value is not large enough to cover the monthly deduction made on that date; and
o your adjusted premium payments are less than your accumulated
Target Premiums.


While the No Lapse Guarantee benefit is in effect, the premium payment that you need to make to keep your policy from terminating at the end of the grace period is the lesser of:


o    three monthly deductions and any related premium charges; or
o the accumulated Target Premiums for the monthly anniversary date when the grace period began minus adjusted premium payments as of that date.


If the No Lapse Guarantee benefit is no longer in effect, a grace period will begin on the monthly anniversary date when your Net Cash Value is not large enough to cover the monthly deductions to be made on that date.


If the No Lapse Guarantee benefit is no longer in effect, the premium required to keep the policy from terminating at the end of a grace period equals three monthly deductions and any related premium charges.


When your policy enters grace period, we will continue the policy for 61 days. If the insured dies during a grace period, we will deduct the premium that would have been required to keep your policy from terminating from the amount we would otherwise pay out.


Your policy will terminate without value at the end of a grace period unless we receive the premium payment indicated above during the grace period.


We will notify you in writing at least 31 days before a grace period ends. This notice will show how much must be paid to keep the policy from terminating. We send notices to the last address you have given us.

Reinstatement

If your policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your policy, you must:

o submit an application for reinstatement;
o submit proof satisfactory to us that the insured is still insurable at the risk classification that applies for the latest Specified Amount portion then in effect;
o pay or agree to reinstatement of any policy loan with loan interest to the date the policy terminated; and
o pay the premium required to reinstate the policy.

The premium required to reinstate the policy equals the total of the following amounts:


o the amounts that would have been required for the policy to continue in force without entering into a grace period for each month during the grace period;
o    three monthly deductions; and
o    any related premium charges.


The reinstatement date is the monthly anniversary date on or following the day we approve the application for reinstatement. The Accumulation Value on the reinstatement date is equal to the Accumulation Value on the monthly anniversary date when the grace period ended, plus premiums (less premium charges) paid at reinstatement. The surrender charge on the reinstatement date is equal to the surrender charge on the monthly anniversary date when the grace period ended.

The policy may not be reinstated after:

o it has been surrendered for its Net Cash Value;
o the insured's death; or
o the maturity date.

Allocation of Premium

Prior to the reallocation date, the initial premium is allocated to the USAllianz VIP Money Market Fund. On the reallocation date, the Accumulation Value is allocated to the fixed account and/or the variable options in accordance with your selections. This allocation is not subject to the transfer fee provision (See Part I: 4. Expenses -- Transfer Fee). Your premium thereafter is allocated to the fixed account or one or more of the variable options, as selected by you. However, we reserve the right to limit the number of investment choices (the variable options and the fixed account) that you may invest in at any one time.

Accumulation Value

On the policy date, your Accumulation Value is:

o your initial premium less the premium charge, minus
o the monthly deductions for the first policy month.

The Accumulation Value equals the sum of the policy amounts in the fixed account and in the variable options you have selected.

Method of Determining your Accumulation Value Allocated to a Variable Option

The value of your policy will go up or down depending upon the investment performance of the variable option(s) you choose and the charges and deductions made against your Accumulation Value. In order to keep track of the value of your Accumulation Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)


Every Valuation Date, we determine the value of the Accumulation Unit for each variable option by multiplying the value of the Accumulation Unit for the previous period by a factor for the current period. The factor is determined by:


o dividing the value of a portfolio at the end of the current period by the value of that portfolio for the previous period; and
o multiplying it by one minus the daily amount of the mortality and expense risk charge and any charges for taxes.


The value of a Accumulation Unit may go up or down from Valuation Period to Valuation Period.


When you make a subsequent premium payment, we credit your policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the premium, less the premium charge, allocated to the variable option by the value of the Accumulation Unit for that variable option.

When we assess any charges other than premium charges, we do so by deducting Accumulation Units from your policy. When you take a loan, we reduce the number of the Accumulation Units in your policy and transfer the policy loan amount to the fixed account.


A Valuation Date is each day that the New York Stock Exchange is open for business. A Valuation Period is the period commencing from the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date. A business day is the same as a Valuation Period. A Valuation Period ends at the close of the regular business session of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.


Your Cash Value, Net Cash Value

Your Cash Value equals:

o    your Accumulation Value; minus
o    the surrender charges.

Your Net Cash Value equals:

o    the Cash Value; minus
o    any policy loan you may have incurred.

During the insured's life, you may:

o take loans based on the Net Cash Value;
o make partial surrenders based on the Net Cash Value; or
o surrender the policy for its Net Cash Value.

Our Right to Reject or Return a Premium Payment

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the policy to return any premiums paid which we have determined will cause the policy to fail as life insurance. We also have the right to make changes in the policy or to make a distribution to the extent we determine this is necessary to continue to qualify the policy as life insurance. Such distributions may have current income tax consequences to you.

If you elected to include the LifeFund Benefits in your policy, the maximum you can pay at any time is the premium that will not cause the policy to become a Modified Endowment Contract (MEC). Any premiums in excess of the maximum is refunded to you.


If you did not elect to include the LifeFund Benefits and subsequent premiums would cause your policy to become a MEC, we will contact you. If you notify us that you do not want to continue your policy as a MEC, we will refund the dollar amount of the excess premium that caused the policy to become a MEC as of the date we receive the notice. You must notify us by the 45th day after the policy anniversary in which such premium was made. If investment earnings on the excess premium are positive, we will refund the excess premium, plus the earnings on such excess premium. If the investment earnings on the excess premium are negative, we will refund the full amount of the excess premium out of the cash value of the policy.

We also reserve the right to limit the amount of unscheduled premiums or require underwriting before we accept and credit the premium, if the payment of such premiums causes the death benefit to increase by more than $25,000 or, if less, two times the death benefit prior to the payment of the premium. We will do this only if the death benefit is determined by use of the factors under the Table of Death Benefit Factors in your policy (see Part I.5. Death Benefit). If we require underwriting, premiums would be credited to the policy at the time of underwriting approval.


3.   INVESTMENT CHOICES

The policy offers variable options. Each variable option invests in one of the portfolios listed below. Each portfolio has its own investment objective. The policy also offers a fixed account of Allianz Life. Additional portfolios may be available in the future.


YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY BEFORE INVESTING. The portfolios invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, a portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or securities issued by companies with relatively small market capitalizations. IPO purchases and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow. The operation of the portfolios and the various risks associated with the portfolios are described in the portfolio prospectuses. See Appendix D which contains a summary of the investment objectives for each portfolio. To obtain a current prospectus for any of the portfolios, call 1-800-542-5427. Copies of the portfolio prospectuses will be sent to you with your policy.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other mutual funds that the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the portfolios have the same investment advisers and objectives. Moreover, the investment return and principal value for each portfolio will fluctuate with market conditions and you may have gain or loss when units are sold.


Certain advisers have retained one or more subadvisers to help them manage the portfolios.

The following is a list of the portfolios available under the policy and the investment advisers and sub-advisers for each portfolio:


AVAILABLE PORTFOLIOS                               INVESTMENT ADVISERS                         INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------------------------------------------------------


AIM VARIABLE INSURANCE FUNDS:


AIM V.I.  Capital Appreciation Fund               A I M Advisors, Inc.

AIM V.I.  Growth Fund                             A I M Advisors, Inc.

AIM V.I.  International Equity Fund               A I M Advisors, Inc.

AIM V.I.  Value Fund                              A I M Advisors, Inc.

THE ALGER AMERICAN FUND:


Alger American MidCap Growth Portfolio            Fred Alger Management, Inc.

Alger American Small Capitalization Portfolio     Fred Alger Management, Inc.

DAVIS VARIABLE ACCOUNT FUND, INC.:


Davis VA Financial Portfolio                      Davis Selected Advisers, LP

Davis VA Real Estate Portfolio                    Davis Selected Advisers, LP

Davis VA Value Portfolio                          Davis Selected Advisers, LP

FRANKLIN TEMPLETON VARIABLE

INSURANCE PRODUCTS TRUST:

Franklin Growth and Income Securities Fund        Franklin Advisers, Inc.

Franklin Rising Dividends Securities Fund         Franklin Advisory Services, LLC

Franklin Small Cap Fund                           Franklin Advisers, Inc.

Franklin U.S. Government Fund                     Franklin Advisers, Inc.

Mutual Discovery Securities Fund                  Franklin Mutual Advisers, LLC

Mutual Shares Securities Fund                     Franklin Mutual Advisers, LLC

Templeton Developing Markets Securities Fund      Templeton Asset Management Ltd.

Templeton Growth Securities Fund                  Templeton Global Advisors Limited

JP MORGAN SERIES TRUST II:


J.P. Morgan International Opportunities Portfolio J.P.  Morgan Investment Management Inc.

J.P. Morgan U.S. Disciplined Equity Portfolio     J.P.  Morgan Investment Management Inc.

OPPENHEIMER VARIABLE ACCOUNT FUNDS:


Oppenheimer Global Securities Fund/VA             OppenheimerFunds, Inc.

Oppenheimer High Income Fund/VA                   OppenheimerFunds, Inc.

Oppenheimer Main Street Growth & Income Fund/VA   OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST:


PIMCO VIT High Yield Bond Portfolio               Pacific Investment Management Company LLC

PIMCO VIT StocksPLUS Growth and Income Portfolio  Pacific Investment Management Company LLC

PIMCO VIT Total Return Bond Portfolio             Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.:

SP Jennison International Growth Portfolio        Prudential Investments Fund Management LLC  Jennison Associates LLC

SP Strategic Partners Focused Growth Portfolio    Prudential Investments Fund Management LLC  Jennison Associates LLC

SELIGMAN PORTFOLIOS, INC.:


Seligman Global Technology Portfolio              J. & W.  Seligman & Co.  Incorporated

Seligman Small-Cap Value Portfolio                J. & W.  Seligman & Co.  Incorporated

USALLIANZ VARIABLE INSURANCE

PRODUCTS TRUST:


USAllianz Aggressive Growth Fund                  USAllianz Advisers, LLC                    Van Kampen Investment Advisory Corp.

USAllianz  American Growth Fund                   USAllianz Advisers, LLC                    Fred Alger Management, Inc.

USAllianz  Capital Growth Fund                    USAllianz Advisers, LLC                    Van Kampen Investment Advisory Corp.

USAllianz  Comstock Fund                          USAllianz Advisers, LLC                    Van Kampen Asset Management Inc.

USAllianz Growth and Income Fund                  USAllianz Advisers, LLC                    Van Kampen Asset Management Inc.

USAllianz Strategic Growth Fund                   USAllianz Advisers, LLC                    Fred Alger Mangement, Inc.

USAllianz VIP Diversified Assets Fund             Allianz of America, Inc.

USAllianz VIP Fixed Income Fund                   Allianz of America, Inc.

USAllianz VIP Global Opportunities Fund           Allianz of America, Inc.

USAllianz VIP Growth Fund                         Allianz of America, Inc.

USAllianz VIP Money Market Fund                   Allianz of America, Inc.

VAN KAMPEN LIFE INVESTMENT TRUST:

Van Kampen LIT Emerging Growth Portfolio          Van Kampen Asset Management Inc.



Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies which may or may not be affiliated with Allianz Life. Certain portfolios may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. If there is a material conflict, we will consider what should be done, including potentially removing the investment portfolio from the policy's variable options. The investment advisers believe that offering their shares in this manner will not be disadvantageous to you.

Allianz Life may enter into certain arrangements under which it or an affiliate is reimbursed by the portfolios' advisers, distributors and/or affiliates for the administrative services which it provides to the portfolios. The amount of the compensation usually is based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others, and our affiliates may pay us more. The amounts we receive under these arrangements may be significant. We also receive 12b-1 fees from some portfolios.

Substitution and Limitations on Further Investments

We may substitute another variable option for one of the variable options you have selected. Substitutions may be made with respect to existing investments, the investment of future premium payments, or both. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may close variable options to allocations of purchase payments or contract value, or both, at any time and in our sole discretion. The funds which sell shares of the portfolios to us pursuant to participation agreements also may terminate these agreements and discontinue offering their shares to us. We may not substitute any shares attributable to our interest in a variable option without notice to you and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

Transfers


You can transfer money among the variable options and/or the fixed account. Transfers may be subject to a transfer fee. Allianz Life currently allows you to make as many transfers as you want to each year. Allianz Life may change this practice in the future. However, this product is not designed for professional market timing organizations or other persons using programmed, large, or frequent transfers. Such activity may be disruptive to a portfolio. We reserve the right to reject any specific premium payment allocation or transfer request from any person if, in the portfolio investment adviser's judgment, a portfolio would be unable to invest effectively in accordance with its investment objectives and policies or, in the judgment of Allianz Life, such transaction would potentially be disruptive to the portfolio. Excessive trading activity can disrupt portfolio management strategy, impact performance and increase expenses, which are borne by all policy owners who allocated premium payments or made transfers to the portfolio, regardless of their transfer activity. We may impose other restrictions on transfers including prohibiting them for any policy owner who, in our view, has abused, or appears likely to abuse the transfer privilege.

Currently, we assess a $25 transfer fee for each transfer in excess of 12 per policy year, other than dollar cost averaging transfers and flexible rebalancing transfers. We reserve the right to asses a fee on any transfer.


The following applies to any transfer:

1.   We may not allow you to make transfers before the reallocation date.

2.   Your request for a transfer must clearly state:

     o which variable option(s) and/or the fixed account is involved in the transfer; and
     o the amount of the transfer.

3. Your right to make transfers is subject to modification if we determine in our sole opinion that the exercise of the right by one or more policy owners is, or would be, to the disadvantage of other policy owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the disadvantage of other policy owners. A modification could be applied to transfers to or from one or more of the variable options and could include, but is not limited to:

o    the requirement of a minimum time period between each transfer;

o not accepting a transfer request from an agent acting under a transfer authorization or power of attorney; or

o limiting the dollar amount that may be transferred between the variable options by a policy owner at any one time.

If a transfer request is rejected, we will call your registered representative to request alternate instructions. If we are unable to contact your registered representative, we will contact you directly. If the transfer is rejected, we will send you a written notification within 5 business days.

Allianz Life reserves the right at any time without prior notice to any party to modify the transfer provisions, subject to applicable state law.

You can make transfers by telephone. We may allow you to authorize someone else to make transfers by telephone on your behalf. If you own the policy with a joint owner, unless you instruct Allianz Life otherwise, we will accept instructions from either one of you. Allianz Life will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Allianz Life tape records all telephone instructions.


Please note that telephone and/or facsimile may not always be available. Any telephone and/or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our home office.



Dollar Cost Averaging

Dollar cost averaging is a program which enables you to transfer specified dollar amounts each month or quarter from the source account -- any of the variable options or the fixed account -- to other variable options at regular intervals. By allocating on a regularly scheduled basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected for any period of at least 12 months. The minimum amount that can be transferred is $500. All dollar cost averaging transfers are made effective the 10th of the month (or the next business day if the 10th of the month is not a business day). You can elect to participate in this program at any time by:

o properly completing the dollar cost averaging election form; o returning it to us by the first of the month (to be effective that month); and
o ensuring that sufficient value is in the variable option or fixed account from which the transfers are being taken (the source account).

Dollar cost averaging will terminate when any of the following occurs:

     1)  the number of designated transfers has been completed;
     2) you do not have enough money in the source account to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
     3) you request termination in writing and the writing is received by the first of the month; or
     4)  your policy is terminated.

There is no current charge for dollar cost averaging, but we reserve the right to charge for this program in the future.

Flexible Rebalancing

If you have at least $10,000 of Accumulation Value at the time of election, you may choose to have us rebalance your Accumulation Value. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different variable options. The fixed account is not part of flexible rebalancing. You can direct us to readjust your Accumulation Value on a quarterly, semi-annual or annual basis to return to your original variable option allocations. Flexible rebalancing transfers will be made on the 20th day of the month unless that day is not a business day. If it is not, then the transfer will be made on the previous business day. If you also chose to dollar cost average, flexible rebalancing will start after all transfers under the dollar cost averaging program is completed. If you participate in flexible rebalancing, the transfers made under the program are currently not taken into account in determining any transfer fee. You will currently not be charged additional fees for participating in this program

4.   EXPENSES

There are charges and other expenses associated with the policy that reduce the return on your investment in the policy. Monthly deductions are allocated to the fixed account and the variable options on a proportionate basis depending on their relative Accumulation Values at that time. The charges and expenses are:

Premium Charge

This charge is deducted from each premium payment and is used to pay for expenses related to premiums, including premium taxes charged by some states and other governmental entities (e.g., municipalities) and premium collection expenses. Currently, the charge is equal to 3.5% of each premium payment for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase) and drops to 1.75% of each premium payment thereafter. This charge cannot exceed 5%.

Mortality and Expense Risk Charge


We deduct a mortality and expense risk charge from each variable option each Valuation Date. This risk charge on an annual basis, is 0.60% of the average daily Accumulation Value. If you elected to include the LifeFund Benefits in the policy, the total annual rate is 2%.


This risk charge compensates us for assuming the mortality and expense risks under the policy. The mortality risk assumed by us is that the insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We are responsible for the administration of the policy. We expect to profit from this charge, and may use these profits to cover some of our sales expenses.

Administrative Charge


On the monthly anniversary date, we deduct from your Accumulation Value an administrative charge of $14.00 per policy month for the first 5 policy years (and for the first 5 years after the effective date of a Specified Amount increase) and $4 per policy month thereafter. We reserve the right to raise this charge, but not to exceed $15 per month for the first 5 policy years (and for the first 5 years after the effective date of a Specified Amount increase) and $6 per policy month thereafter.


The charge reimburses us for expenses incurred in the administration of the policies. Such expenses include: confirmations, annual account statements, maintenance of policy records, maintenance of variable account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policy owner servicing and all accounting, valuation, regulatory and updating requirements.

Insurance Risk Charge

On each monthly anniversary date, we deduct from your Accumulation Value the cost of the insurance coverage we provide in the month following the charge. At Age 100 and later, the insurance risk charges are zero. Otherwise, the insurance risk charge for each policy month equals the total of the insurance risk charges for the policy month for each Specified Amount portion then in effect. The initial Specified Amount and each Specified Amount increase still in effect are Specified Amount portions. The total Specified Amount is the sum of all Specified Amount portions.

To determine the insurance risk charge for a Specified Amount portion for a policy month, we multiply:

o the Insurance Risk Amount for the Specified Amount portion for that month; by
o the cost of insurance rate that applies to that Specified Amount portion for that month.

The Insurance Risk Amount for a Specified Amount portion for a policy month equals the excess of:

o the death benefit associated with that Specified Amount portion divided by 1.002466 (this factor reduces the Insurance Risk Amount, solely for the purposes of computing the insurance risk charge by taking into account assumed monthly earnings at an annual rate of 3%); over
o the value of the Accumulation Value at the beginning of the policy month, before the monthly deduction for the month is subtracted.

In determining the Insurance Risk Amount for a Specified Amount portion, we will first assume that the Accumulation Value is part of the initial Specified Amount. If the Accumulation Value is greater than the initial Specified Amount, we will assume the Accumulation Value is part of each increase in order, starting with the first increase. In calculating the death benefit associated with a Specified Amount portion, we use the Accumulation Value related to the Specified Amount portion. See "Part I. 5. Death Benefit".

The cost of insurance rate for a Specified Amount portion for a policy month equals the cost of insurance rate for that month for the risk classification of the insured which applies to that portion of the Specified Amount. The risk classification applicable to each Specified Amount portion is determined at application for each of the portions.

After the later of the first policy anniversary or one year after the effective date of the last Specified Amount increase, you can request a change to a better risk classification. Any change to a better risk classification will be effective on the monthly anniversary date on or following the date we approve the change.

The total cost of insurance rate for a policy month will be uniform for all Specified Amount portions that:

o are in the same Specified Amount band, sex, and risk classification;
o take effect when the insureds are the same age; and
o have been in force the same length of time.

We may change our cost of insurance rates from time to time based on our expectations as to future cost elements such as: investment earnings, mortality, persistency, expenses and taxes. Any change we make will apply to all Specified Amount portions in the same risk classification.

The current cost of insurance rates for each policy month will not be more than the amount shown in the table contained in your policy. The table of guaranteed rates is based on the insured's age at his or her last birthday at the beginning of each year (attained age), sex and risk classification. For the initial Specified Amount, the insured's attained age is determined at the beginning of each policy year. For each Specified Amount increase, attained age is determined at the beginning of each year measured from the date the increase took effect.

Since the mortality tables used with the policy distinguish between males and females, the cost of insurance and the benefits payable will differ between males and females of the same age. Employers, employee plans and employee organizations should seek legal advice to determine whether the Civil Rights Act of 1964, Title VII, or other applicable law prohibits the use of sex distinct mortality tables. We will offer the policy based upon unisex mortality tables where required.


Charge for the LifeFund Riders

If you elect to include the LifeFund Benefits in your policy, on the monthly anniversary date, we deduct a charge for the LifeFund Riders per $1,000 of Specified Amount minus any policy loan amount . This rate varies by the insured's issue Age, risk classification and sex (where allowed). The rate per $1000 for a standard or better risk has a range from $0.85 to $14.41. The rates may be higher in those states where some of the benefits do not result in a reduction in death benefits. Your actual charge for these riders will be shown on the schedule page of your policy. Charges for the LifeFund Riders may be treated as taxable distributions in certain circumstances. (See Part I. 8. LifeFund Benefits.)


No Lapse Guarantee Charge

On each monthly anniversary date while the No Lapse Guarantee benefit is in effect, we deduct from your Accumulation Value the No Lapse Guarantee charge of $0.01 per $1000 of the Specified Amount.

Surrender Charge


A surrender charge may be deducted if you make a full surrender. The surrender charge schedule for the initial Specified Amount is shown in your schedule page. The maximum surrender charge, which is the initial charge, is a certain dollar amount per $1,000 of Specified Amount (as set out in Appendix A). It will differ according to the insured's issue age, sex (where permitted), risk classification and the initial Specified Amount. The surrender charge remains level during the first ten policy years and then decreases monthly until it is zero at the end of the fifteenth policy year.

If you increase your Specified Amount, an additional surrender charge schedule will apply. We will show the additional surrender charge schedule in a revised schedule page. It will be based on the insured's attained age, sex (where permitted), risk classification and the amount of the Specified Amount increase. The additional surrender charge schedule will remain level for the first ten years following the effective date of the increase and then decrease monthly until it is zero at the end of the 15th year following the increase in Specified Amount.


The following example illustrates how we calculate the maximum surrender charge for a male nonsmoker, age 35. We assume the Specified Amount to be $100,000. See Appendix A for the maximum surrender charge per $1,000 of Specified Amount.


                    End of the Policy Year         Surrender Charge
                    1 - 10                         $2,070
                    11                             $1,656
                    12                             $1,242
                    13                             $  828
                    14                             $  414
                    15                             $    0


From the beginning of year 11 to the end of year 15, the amounts shown decrease uniformly on a monthly basis.

The maximum surrender charge is based on the rate derived from the tables in Appendix A.


Partial Surrender Charge

If you surrender only a portion of your Net Cash Value at any time during the insured's lifetime, we reserve the right to assess an administrative charge equal to the lesser of $25 or 2% of the partial surrender amount. We do not currently assess this charge.


Transfer Fee



You may transfer values from one variable option to another, or to or from the fixed account. The first 12 transfers in a policy year are currently free. The fee for each additional transfer is currently $25. We reserve the right to charge $25 for any transfer. Prescheduled automatic dollar cost averaging or flexible rebalancing transfers are not currently counted, nor is the transfer on the reallocation date when money is transferred from the money market account to the selected investment options counted, when we determine transfer fees.



Charge for Increased Annuity Payment Rider

If you purchase the Increased Annuity Payment Rider at the time you begin receiving income payments under one of the lifetime payout options, you may be eligible for increased income payments if you become disabled. The monthly charge is per $100 of the basic annuity payment. The charge per $100 of the basic annuity payment currently ranges from $0.70 to $7.38. The maximum charge per $100 of basic annuity payment ranges from $0.95 to $9.97.

Income Tax Charge

We do not currently assess any charge for income taxes. We reserve the right to assess a charge for such taxes if we determine that such taxes will be incurred.

Modification of Charges

Allianz Life may reduce any of the charges under the policy, as well as the minimum Specified Amount set forth in this prospectus, because of special circumstances that result in lower sales or administrative expenses or better expected mortality or persistency experience. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policy owners or sales to employees. Any reduction will reflect the reduced sales effort and administrative costs resulting from, or different mortality or persistency experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policy owners.

We may also allow more limited underwriting under certain circumstances. If we do, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the policy.


Fund Annual Expenses Net of Reimbursement
(as a percentage of the portfolios' average daily net assets for the most recent fiscal year). See the portfolio prospectuses for more information*.

                                                                                                           TOTAL FUND
                                                                                      OTHER EXPENSES        EXPENSES
                                                                                      (AFTER WAIVERS/    (AFTER WAIVERS/
                                                  MANAGEMENT          12B-1           REIMBURSEMENTS     REIMBURSEMENTS
PORTFOLIO                                            FEES              FEES              AS NOTED)         AS NOTED)
-------------------------------------------------------------------------------------------------------------------

AIM V.I.  Capital Appreciation Fund                  .61%               --                 .21%                .82%

AIM V.I.  Growth Fund                                .61%               --                 .22%                .83%

AIM V.I.  International Equity Fund                  .73%               --                 .29%               1.02%

AIM V.I.  Value Fund                                 .61%               --                 .23%                .84%

Alger American MidCap Growth Portfolio               .80%               --                 .04%                .84%

Alger American Small Capitalization Portfolio        .85%               --                 .05%                .90%

Davis VA Financial Portfolio1                        .75%               --                 .25%               1.00%

Davis VA Real Estate Portfolio1                      .75%               --                 .25%               1.00%

Davis VA Value Portfolio1                            .75%               --                 .25%               1.00%

Franklin Growth and Income Securities Fund-Class2 2/3 .48%             .25%                .02%                .75%

Franklin Rising Dividends Securities Fund-Class2 2/3 .75%             .25%                .03%               1.03%

Franklin Small Cap Fund - Class 2 2/4/5              .49%              .25%                .28%               1.02%

Franklin U.S.  Government Fund - Class 2 2/3         .51%              .25%                .01%                .77%

J.P.  Morgan International Opportunities Portfolio 6 .60%               --                .60%                1.20%

J.P.  Morgan U.S.  Disciplined Equity Portfolio      .35%               --                 .50%                .85%

Mutual Discovery Securities Fund - Class 2 2         .80%              .25%                .22%               1.27%

Mutual Shares Securities Fund - Class 2 2            .60%              .25%                .20%               1.05%

Oppenheimer Global Securities Fund/VA                .64%               --                 .04%                .68%

Oppenheimer High Income Fund/VA                      .74%               --                 .05%                .79%

Oppenheimer Main Street Growth & Income Fund/VA      .70%               --                 .03%                .73%

PIMCO VIT High Yield Bond Portfolio - Admin.Class 7  .25%               --                 .50%                .75%

PIMCO VIT StocksPLUS Growth
   and Income Portfolio - Admin.  Class 7            .40%               --                 .25%                .65%

PIMCO VIT Total Return Bond Portfolio-Admin. Class 7 .25%               --                .40%                .65%

Seligman Global Technology Portfolio - Class 1       1.00%              --                 .30%               1.30%

Seligman Small-Cap Value Portfolio - Class 18        1.00%              --                 .20%               1.20%

SP Jennison International Growth Portfolio-Class 29   .85%             .25%                .54%               1.64%

SP Strategic Partners Focused Growth Portfolio-Class29 .90%            .25%                .26%               1.41%

Templeton Developing Markets Securities Fund-Class22 1.25%             .25%                .31%               1.81%

Templeton Growth Securities Fund - Class 22/3        .81%              .25%                .06%               1.12%

USAllianz  Aggressive Growth Fund 10                 .80%              .25%                .20%               1.25%

USAllianz American Growth Fund 10                    .75%              .25%                .10%               1.10%

USAllianz Capital Growth Fund 10                     .75%              .25%                .20%               1.20%

USAllianz Comstock Fund 10                           .68%              .25%                .27%               1.20%

USAllianz  Growth and Income Fund 10                 .68%              .25%                .17%               1.10%

USAllianz  Strategic Growth Fund 10                  .85%              .25%                .00%               1.10%

USAllianz VIP Diversified Assets Fund 11             .55%              .25%                .20%               1.00%

USAllianz VIP Fixed Income Fund 11                   .50%              .25%                .00%                .75%

USAllianz VIP Global Opportunities Fund 11           .95%             .25%                 .31%               1.51%

USAllianz VIP Growth Fund 11                         .65%             .25%                 .00%                .90%

USAllianz VIP Money Market Fund 11                    .35%             .25%                .30%                .90%

Van Kampen LIT Emerging Growth Portfolio - Class II   .69%             .25%               .06%                1.00%


* The fee and expense information regarding the portfolios were provided by the portfolios. Allianz Life has not independently verified such information. Some of the portfolios may pay service fees, which vary by portfolio. Except for the USAllianz VIP Trust and the PIMCO VIT Portfolios, neither the portfolios nor their Advisers are affiliated with Allianz Life.

1. Without reimbursement, other expenses and total operating expenses would have been 0.80% and 1.55%, respectively for the Davis VA Financial
    Portfolio, 2.40% and 3.15%, respectively for the Davis VA Real Estate
    Portfolio, and 0.26% and 1.01%, respectively for the Davis VA Value
    Portfolio.

2.  For the portfolios of Franklin Templeton Variable Insurance Products Trust,
    Class 2 shares have a distribution plan which is referred to as a rule 12b-1 plan. See "Fund Account Policies" in the accompanying Franklin Templeton
    Variable Insurance Products Trust prospectus for more information about the rule 12b-1 plan.

3.   The fund administration fee is paid indirectly through the management fee.

4. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

5. The manager has agreed in advance to make an estimated reduction of 0.04% in its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's
    Board of Trustees and an order of the Securities and Exchange Commission.
    Without this reduction, the management fee is estimated to be 0.53% and the total annual portfolio operating expenses are estimated to be 1.06%.

6. Without reimbursement, other expenses and total operating expenses would have been 1.13% and 1.73%,respectively for the J.P. Morgan International
    Opportunities Portfolio.

7. "Other Expenses" reflect a 0.35% administrative fee and a 0.15% service fee for the PIMCO High Yield Bond Portfolio, a 0.10% administrative fee, a 0.15% service fee and 0.01% representing pro rata Trustees' fees for the PIMCO
    StocksPLUS Growth and Income Portfolio, and a 0.25% administrative fee, a 0.15% service fee and 0.01% representing pro rata Trustees' fees for the Total Return Bond Portfolio. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75%, 0.65% and 0.65%, respectively, of average daily net assets for the PIMCO High Yield, StocksPLUS Growth and Income and Total Return Portfolios. Without such reductions, Total Annual Expenses for the fiscal year ended December 31, 2000 would have been 0.75%, 0.66% and 0.66%, respectively. Under the Expense
    Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

8. J. & W. Seligman & Co. Incorporated ("Seligman") voluntarily agreed to reimburse all expenses of Seligman Small-Cap Value Portfolio, other than management and 12b-1 fees for the year ended December 31, 2000. Without reimbursement, other expenses and total operating expenses would have been 0.45% and 1.45%, respectively, for Seligman Small-Cap Value Portfolio.
    Effective March 1, 2001, Seligman voluntarily agreed to reimburse expenses, other than management and 12b-1 fees, that exceed 0.20%. There is no assurance that Seligman will continue this policy in the future.

9. Because this is the first year of operation for all "SP" Portfolios, other expenses are estimated based on management's projection of non-advisory fee expenses. Each "SP" Portfolio has expense reimbursements in effect, and the table shows total expenses with these expense reimbursements. These estimated expense reimbursements are voluntary and may be terminated at any time. Without reimbursement, other and total operating estimated expenses would have been 0.45% and 1.70%, respectively for the SP Jennison
    International Growth Portfolio, and 0.85% and 2.15%, respectively for the SP
    Strategic Partners Focused Growth Portfolio.


10. The USAllianz Aggressive Growth Fund, the USAllianz American Growth Fund, the USAllianz Capital Growth Fund, the USAllianz Comstock Fund, the
    USAllianz Growth and Income Fund, and the USAllianz Strategic Growth Fund commenced operations on May 1, 2001. The expenses shown above for these portfolios are therefore estimated for the portfolio's current fiscal year.
    Certain expenses will be assumed by the Adviser and an annual expense limit has been designated by the Adviser for each portfolio which is reflected in the total expense amount listed in the table above. Without reimbursement, total fund expenses would be estimated as follows: USAllianz Aggressive
    Growth Fund 1.55%, USAllianz American Growth Fund 1.50%, USAllianz Capital
    Growth Fund 1.50%, USAllianz Comstock Fund 1.43%, USAllianz Growth and
    Income Fund 1.43%, and the USAllianz Strategic Growth Fund 1.60%.


11. Certain expenses of the USAllianz VIP Funds have been assumed by the Adviser. Had those expenses not been assumed, total return would have been lower and total portfolio expenses would have been 1.79% for the Diversified
    Assets Fund, 1.76% for the Fixed Income Fund, 2.62% for the Global
    Opportunities Fund, 1.99% for the Growth Fund, and 1.51% for the Money
    Market Fund. The USAllianz VIP Global Opportunities Fund and the USAllianz
    VIP Money Market Fund commenced operations on February 1, 2000. The expenses shown for these portfolios are therefore estimated for the current fiscal year. There is no assurance that USAllianz will continue this policy in the future.


5.   DEATH BENEFIT

The death benefit prior to the insured's Age 100 depends on the death benefit option selected as described below. After the insured's Age 100, the death benefit is the Accumulation Value.

The amount of the death benefit depends on the total Specified Amount, your Accumulation Value on the date of the insured's death and the death benefit option (Option A or Option B) in effect at that time. The insured is the person whose life is covered by the policy. The insured is named on the schedule page of the policy. The actual amount we pay the beneficiary (death benefit proceeds) will be reduced by any outstanding policy loan (less any unearned interest) and any due and unpaid charges deducted on monthly anniversary dates.

The total Specified Amount is the sum of all Specified Amount portions. The initial Specified Amount and each Specified Amount increase still in effect are Specified Amount portions. The initial Specified Amount and the death benefit option in effect on the policy date (the date when the insured's life is covered under the policy) are shown on the schedule page of your policy.

Option A. The amount of the death benefit under Option A is the greatest of:

o the total Specified Amount at the beginning of the policy month when the death occurs; or
o the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
o the Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

Option B. The amount of the death benefit under Option B is the greatest of:

o the total Specified Amount at the beginning of the policy month when the death occurs plus the Accumulation Value on the date of death; or
o the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
o the Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

The applicable factors from the Table of Death Benefit Factors will vary by the insured's Age, sex (where permitted), and risk classification. The factors will have a range from 1.00 to 14.41. .

Change in Death Benefit Option

After the first policy year, you may change the death benefit option. You must request the change in writing.

If you want to change death benefit Option A to Option B, the Specified Amount will be decreased by the Accumulation Value. You cannot make this change if the resulting Specified Amount would fall below the minimum Specified Amount of $50,000. You cannot make this change if you elected to include the LifeFund Benefits in your policy and the change results in the policy becoming an MEC (see Part II: Federal Tax Status - Tax Treatment of Loans and Surrenders).

If you want to change death benefit Option B to Option A, the Specified Amount will not change. Any change in a death benefit option will take effect on the monthly anniversary date on or following the date we approve the request for the change.

Changing the death benefit option may have tax consequences and you should consult a tax adviser before doing so.

Change in Specified Amount

You may change the Specified Amount on any monthly anniversary date after your policy has been in force at least one year. Changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increases.  To increase the Specified Amount, you must:

o    submit an application for the increase;
o    submit proof satisfactory to us that the insured is an insurable risk; and
o pay any additional premium which is required so that the Net Cash Value is sufficient to cover three monthly deductions.

Generally, the Specified Amount can only be increased before the insured reaches his or her 56th birthday (or Age 55). The minimum Specified Amount increase is currently $50,000. A Specified Amount increase will take effect on the monthly anniversary date on or following the day we approve the application for the increase.

The risk classification that applies for any Specified Amount increase may be different from the risk classification that applies for the initial Specified Amount.

The following changes will be made to reflect the increase:


o The Target Premium will be increased.
o The premium charge for all premiums will increase to 3.5% for 5 years following the increase.
o The monthly administrative charge will increase to $14 per month for the 5 years following the increase.
o The monthly No Lapse Guarantee charge will increase.
o An additional schedule of surrender charges will apply.


We will furnish a revised schedule page of your policy that shows:

o the risk classification and the amount of the increase; and
o the values for the changes described above.


Further, the insurance risk charges and any LifeFund Rider charges will increase.


Specified Amount Decreases. You can request a decrease in the Specified Amount 12 months after the policy date or the effective date of a Specified Amount increase, if applicable. You must request any decrease in Specified Amount in writing. The decrease will take effect on the later of:


o the monthly anniversary date on or following the day we receive your request for the decrease; or
o the monthly anniversary date one year after the last increase you made in Specified Amount.

A Specified Amount decrease will be used to reduce any previous Specified Amount increases which are then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it will be used to reduce the initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the initial Specified Amount below the minimum Specified Amount, currently $50,000. If you elected to include the LifeFund Benefits in your policy and after the requested decrease in Specified Amount, the policy will become an MEC (Part II: Federal Tax Status -- Tax Treatment of Loans and Surrenders), we will limit the decrease to the extent necessary to keep the policy from becoming an MEC.

The Target Premium will be reduced to reflect the Specified Amount decrease. The new Target Premium will be shown on a revised schedule page of your policy. Insurance risk charges and any LifeFund Rider charges also will decrease.


Settlement Options at Death

While the insured is living, you can choose an annuitant and you can choose to have the policy's death benefit proceeds paid out in a lump sum or in one of the annuity options available. The beneficiary can choose an annuitant and a settlement option unless you have made the election prior to the death of the insured.

When the insured dies, we will apply 110% of the death benefit proceeds towards the payout if a lifetime income payout or a payout over at least 10 years is chosen. All amounts over the death benefit proceeds are treated as taxable income as they are received over the income payout period.

You or the beneficiary may elect to receive income payments as a variable payout (except for option 7), a fixed payout, or a combination of both. Under a fixed payout, all of the annuity payments will be the same dollar amount (equal installments). If a variable payout is chosen, you or the beneficiary can select from the available variable options.

If a variable payout is chosen, the dollar amount of the payments will depend upon three factors:

     1. the amount available and the annuity option selected for annuity payments in the variable option(s);

     2.  the assumed investment rate used in the annuity table; and

     3.  the performance of the variable option(s) you selected.

You or the beneficiary can choose a 3%, 5% or 7% assumed investment rate (AIR). The 5% and 7% AIRs are not available in all states. Using a higher AIR results in a higher initial annuity payment but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance exceeds the AIR selected, the annuity payments will increase. Similarly, if the actual rate is less than the AIR selected, the annuity payments will decrease.

The annuity options are as follows. We can make other options or payment frequencies available.

Option 1. Life Annuity. Under this option, we will make monthly payments so long as the annuitant is alive. After the annuitant dies, we stop making payments.

Option 2. Life Annuity with Monthly Payments Over 5, 10, 15 or 20 Years Guaranteed. Under this option, we will make monthly payments for the guaranteed period and continue the payments after that as long as the annuitant is alive.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make monthly payments during the joint lifetime of the annuitant and the joint annuitant. When the annuitant dies, if the joint annuitant is still alive, we will continue to make payments so long as the joint annuitant continues to live. The amount of the payments we will make can be equal to 100%, 75% or 50% of the amount that was being paid when both annuitants were alive. The payee selects the percentage at the time income payments commence. The monthly payments will end when the last surviving annuitant dies.

Option 4. Joint and Last Survivor Annuity with Monthly Payments Over 5, 10, 15 or 20 Years Guaranteed. Under this option, we will make monthly payments for the guaranteed period and continue payments after that, as long as one of the annuitants is alive.

Option 5. Refund Life Annuity. Under this option, we will make monthly payments during the annuitant's lifetime. If the value of the payments made at the time proof of the annuitant's death is received is less than the value applied to the annuity option, then the payee will receive a refund.


Option 6. Specified Period Certain Annuity. Under this option, we will make monthly payments for a specified period of time. The payee elects the specified period which must be a whole number of years from 5 to 30. Under a variable option, you may make a liquidation at least once each policy year of up to 100% of the liquidation value. The liquidation value is equal to the present value of the remaining guaranteed number of payments based on the payment's current value commuted at the selected AIR. The liquidation will be processed within seven days after your written request is received.


Option 7. The Fixed Interest Options. Proceeds held will earn interest from the effective date of the payment contract that we issue at election of this option. Interest will be at the rate we declare each year. The right to withdraw money under either of the interest options will be as agreed upon when the option is selected.


(1). Interest Accumulation. The proceeds will earn interest for a period of not more than 30 years.

(2). Interest Income. The proceeds will earn interest for a period of not more than 30 years. We will pay interest at the end of each month. Quarterly, semi-annual or annual interest payments may be selected instead with our approval.


6.   TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to anyone. You should consult your tax adviser about your own circumstances. We have included an additional discussion regarding taxes in Part II.

Life Insurance in General

Life insurance is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain innovative features of the policy is not directly addressed by this guidance.

The presence of these innovative policy features thus creates some potential uncertainty about the application of the Code requirements to the policies. Nevertheless, we believe that a policy that is issued without LifeFund Benefits should generally satisfy the applicable requirements. There is less guidance, however, with respect to any policy with LifeFund Benefits. You should consult a qualified tax advisor before electing to include the LifeFund Benefits in your policy.

Assuming your policy satisfies the applicable federal tax requirements, you will generally not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the insured. However, estate taxes may apply.

You, as the owner, will generally not be taxed on increases in the value of your policy until a distribution occurs either as a surrender or as a loan. If your policy is a MEC, any loans or surrenders from the policy will be treated as first coming from earnings and then from your investment in the policy. Consequently, these distributed earnings are included in taxable income.

The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

         1) paid on or after the taxpayer reaches age 59 1/2
         2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or
         3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.


If your policy is not a MEC, any surrender proceeds will generally be treated as first a recovery of the investment in the policy and to that extent will not be included in taxable income. Furthermore any loan will generally be treated as indebtedness under the policy and not as a taxable distribution. See Part II:
Federal Tax Status for more details including an explanation of whether your policy is a MEC.


The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the portfolios are being managed so as to comply with such requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios owners may select from without being considered the owner of the shares. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is not considered to be a new position, it may be applied retroactively. This would mean that you, as the owner of the policy, could be treated as the owner of the portfolios. Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

7.   ACCESS TO YOUR MONEY

Policy Loans


You may borrow money from us using the policy as security for the loan. The maximum amount you may borrow at any time is equal to 90% of the Cash Value (100% in Texas and Alabama) less the existing policy loan. We reserve the right to increase the maximum amount you can borrow.

If your policy loans exceed the maximum amount, we will send notice to your last known address we have on file. We will also send notice to anyone who is relying on the policy as collateral security as shown on our records. You can make a premium payment or a loan repayment within 61 days from the date of the notice. If you do not make any payment, the Policy will terminate.

The interest rate charged on loans will be an annual rate of 3.8462% payable in advance. Interest is payable in advance (for the rest of the policy year) at the time a loan is made and at the beginning of each policy year thereafter (for that entire policy year). We will deduct this interest charge in addition to the requested loan amount; that total is the policy loan.

Your request for a loan must be in writing. Policy loans have priority over the claims of any assignee or other persons. Upon surrender or maturity of the policy or upon death of the insured, policy loans (less any unearned interest) are subtracted from the Cash Value or the death benefit to arrive at the net proceeds, payable to any assignee or other persons.


Unless you specify differently, amounts held as security for the policy loan will come proportionately from your unloaned Accumulation Values in the fixed account and the variable options. We will transfer assets equal to the portion of the policy loan coming from the variable options to the fixed account. We do not treat these transfers as transfers for purposes of assessing the transfer fee or calculating the number of transfers made.

We will credit all amounts held in the fixed account as security for the policy loans with interest at an effective annual rate of 3%. We will not credit additional interest to these amounts. Such interest credits will be allocated monthly to the fixed account and variable options based on the premium allocation schedule in effect.

You may repay a policy loan in whole or in part at any time. Payments you make generally will be treated as premium payments, unless you indicate that we should treat the payment as a loan repayment. As a result, unless you indicate the payment as a loan repayment, all payments you make to the policy will be subject to the premium charge. (See Part I.4. Expenses - Premium Charge.)

Repayments and any unearned loan interest refunded will be allocated to the fixed account and variable options based on the premium allocation schedule in effect, unless a different allocation is requested.


Because we charge interest in advance, we will refund any interest that we have not earned to you upon lapse or surrender of the policy or repayment of the policy loan, or upon maturity, or payment of death benefit proceeds. However, in determining the charge for the LifeFund Riders (see Part I.4.Expenses -Charge for the LifeFund Riders) and in determining the effectiveness of the No Lapse Guarantee Benefit (see Part I.2. Purchases - No Lapse Guarantee Benefit), any unearned interest is included in the policy loan amount.


Partial Surrenders

You may make a partial surrender from the Net Cash Value at any time during the insured's life and before the policy has terminated.


When a partial surrender is made, the Gross Partial Surrender Amount will be deducted from the Accumulation Value. You elect how much of each Gross Partial Surrender Amount is to come from the unloaned value in the fixed account and from values in each of the variable options. If you do not so elect, or if we cannot make the surrender on the basis of your direction or those allocation percentages, we will make it based on the proportions that the unloaned value in the fixed account and unloaned values in the variable options bear to the total unloaned value.

If death benefit Option A is in effect when a partial surrender is made, the Specified Amount will be reduced. Such a reduction will be equal to the Gross Partial Surrender Amount minus the excess, if any, of:


o the death benefit at the time the partial surrender is made; over
o the Specified Amount at the time the partial surrender is made.

However, if the Gross Partial Surrender Amount is less than or equal to the excess described above, the Specified Amount will not be reduced.

Any Specified Amount reduction will be used first to reduce any Specified Amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any of the Specified Amount reduction is left after all Specified Amount increases have been reduced, it will be used to reduce the initial Specified Amount.

We will not permit a partial surrender that would reduce the Specified Amount below the minimum Specified Amount (currently $50,000). If you elected to include the LifeFund Benefits in your policy and the partial surrender results in the policy becoming an MEC (see Part II: Federal Tax Status - Tax Treatment of Loans and Surrenders), we will increase the amount of the partial surrender to comply with the maximum premium limitation that would keep the policy from becoming an MEC. At your request, we can instead process a smaller partial surrender amount.

Full Surrenders

You may completely surrender your policy and receive the Net Cash Value anytime during the insured's life and before the policy has terminated.

The full surrender will take effect on the later of:

o the date we receive your written request for the surrender; or o the date you request, in writing, for the surrender to take effect.

The policy and all coverage under it will terminate at 12:01 a.m. Central Time on the date after the surrender takes effect.

Loans and partial and full surrenders may have federal tax consequences (See Part II. Federal Tax Status).

Settlement Options at Surrender

Instead of making a full surrender, you can choose to take your proceeds in the form of regular monthly income payments. You can select any one of the income plans (which we call annuity options) we make available. See Part I.5. Death Benefits - Settlement Options at Death.

Increased Annuity Payment Rider

At the time you begin receiving annuity payouts, you may choose to purchase the Increased Annuity Payment Rider, subject to our underwriting guidelines, if

o    you chose a lifetime annuity option (Options 1 to 5)
o    you are also the annuitant and the insured
o    you are 80 years old or younger.

There is a charge per $100 of your basic annuity payment. If you elected to receive payments on a fixed basis, the basic annuity payment is each current annuity payment. If you elected to receive payments on a variable basis, the basic annuity payment is the number of annuity units in the current annuity payment multiplied by the value of the annuity unit on the date income payments started. The maximum basic annuity payment is $10,000 for purposes of this benefit.

This charge varies by each annuitant's age and sex (where allowed) at the time income payments commence. The monthly charge per $100 currently has a range of $0.70 to $7.38, with the maximum charge per $100 ranging from $0.95 to $9.97. Under this benefit, you may be eligible for increased annuity payments if you become disabled. If the policy is owned by joint owners or if there are joint annuitants, then an owner must be an annuitant and both annuitants must be 80 years old or younger in order to purchase this benefit. If the policy is owned by joint owners or by a non-natural person, then all references to you mean the annuitant.


To receive increased annuity payments, a qualifying event must occur at least two years after the date income payments started. Benefits will continue as long as the impairment lasts. The benefit is a constant percentage of the basic annuity payment. The amount of the benefit is 30% or 60% (20% or 40% if an annuitant is age 75 or older on the date income payments started) of the basic annuity payment, depending on the level of impairment, as described in the rider. The levels are defined by the amount of help you need to perform daily activities, as set forth in your rider.


To request increased annuity payments, we must receive a completed request form which details the level of impairment as explained in your rider. If a request is approved, increased benefits will begin with the first annuity payment made 90 days after the request is filed.

This benefit may not be available or may be restricted in some states. (Check with your registered representative).

8.   LIFEFUND BENEFITS


You may only elect to include the LifeFund Benefits when applying for your policy, if available in your state. These benefits provide disability payments, death benefits on eligible family members of the insured, an unemployment benefit and a Preferred Settlement Value. Policies with the LifeFund Benefits carry a higher mortality and expense risk charge (2% versus 0.60% for policies without the LifeFund Benefits) and are also assessed the LifeFund Rider charges.

In choosing to include the LifeFund Benefits in your policy, you take the risk that you may pay higher mortality and expense risk charges and LifeFund Rider charges that substantially reduce your Accumulation Value without receiving any benefits.

Benefits under the LifeFund Riders


The LifeFund Riders in most states will be an accelerated benefit rider. In other states, the LifeFund Riders will include a spouse and child rider, a disability rider, a single lump sum disability rider and another accelerated benefit rider (which has less benefits than the previously mentioned rider). In most states, the benefits are largely the same.


You can request benefit payments if any of the following "covered conditions" is met while your policy and the LifeFund Riders are in force and the insured is living:

o A critical illness, as defined in the riders, such as cancer, stroke or organ transplant


o    A chronic illness or a disability, as defined in the rider


o    Death of the insured's covered spouse or the insured's covered child

You may request benefit payments on multiple occasions, but only once for any single covered condition. Generally, a benefit payment (except for the waiver of premium benefit) will reduce the death benefit. In some states, some of the benefit payments will not cause a reduction in the death benefit and some of the covered conditions may not be available.

The benefit is payable in a lump sum or as a monthly benefit, depending on the covered condition claimed. Monthly benefits will be paid until the earlier of recovery from the covered condition, termination of the policy or the LifeFund Riders, or as otherwise prescribed in the LifeFund Riders. Generally, the maximum percentage of the Specified Amount (less any policy loan) that you can request ranges from 10% to 50%, depending on which of the covered conditions applies. Generally, the maximum amount of benefits under the LifeFund Riders is 90% of the initial Specified Amount. However, for blindness caused by an accident, the maximum percentage is 100%.

You must provide us with due proof that the insured has experienced the onset of a covered claim. At a minimum, such proof consists of the diagnosis of a doctor and documentation supporting that diagnosis. We may require, at our expense, an examination or tests by a doctor of our choice. Additional proof is required when the insured is disabled and receiving Social Security benefits. In some states, we require a signed acknowledgement of concurrence for payout from any assignee or irrevocable beneficiary.


Written notice of a claim of the onset of a covered condition generally must be given within 90 days after an occurrence of the covered condition. Claims for a monthly benefit cannot occur within the two years immediately following any claim for a lump sum benefit, excluding death of a spouse or death of a child. The onset of the covered condition must occur after payments for all prior claims have ceased.


Generally, each payment of a benefit reduces the Specified Amount, the Accumulation Value, the Net Cash Value, the Target Premium, the surrender charge, and any policy loan in the same proportion as the benefit is to the total Specified Amount (minus policy loan) before the benefit is paid. Any amounts withdrawn from or borrowed against the Net Cash Value after the day you qualify to receive a benefit will be considered advances against the monthly benefit payments and will be deducted from the amounts of future payments. If you surrender the policy, any monthly benefits will stop.

The benefit payment will reduce any previous Specified Amount increases which are then in effect, starting with the latest increase and continuing in reverse order in which the increases were made. If any portion of the benefit payment is left after all Specified Amount increases have been reduced, the initial Specified Amount will be reduced. The Specified Amount can decrease to an amount less than the minimum Specified Amount of $50,000 due to a benefit payment. The reduction in Target Premium is also made in the same manner.

A benefit payment is not a partial surrender. Such payment does not affect the adjusted premium payments (see Part I.2. Purchases - No Lapse Guarantee Benefit) and does not cause the assessment of any partial surrender charge.

In addition to the benefits noted above, we will credit the Accumulation Value of your policy with the "waived premium" on each monthly anniversary date after the date that either (a) a benefit of 50% or greater has been paid for a lump sum benefit or (b) you have received your first payment for a claim for a monthly benefit. We will continue to provide this "waiver of premium" credit on each monthly anniversary date until the earlier of Age 65 or recovery from the covered condition. The waiver of premium credit does not guarantee that the policy and the LifeFund Riders will remain in force. The "waived premium" is the lesser of the average monthly premiums paid over the previous three years or the Target Premium.

Receipt of these benefits may be taxable. The tax consequences associated with adding LifeFund Benefits to your policy or receiving distributions under any of these Benefits are uncertain. You should consult a qualified tax adviser about the consequences of adding the LifeFund Benefits to a policy or requesting benefit payments under any of the LifeFund Benefits. In addition, you can be deemed to have received a distribution for tax purposes each time a deduction is made from your Accumulation Value to pay charges for the LifeFund Riders and your premium payments for that year that are attributable to the LifeFund Rider charges are less than such charges. Any such distribution will generally be taxed in the same manner as any other distribution under the policy. You should consult a tax advisor regarding the tax treatment of any deduction from your Accumulation Value that is used to pay charges for the LifeFund Riders.

Hypothetical example of the effect of a benefit payment on the policy:

o The policy is issued with a policy date of January 1, 2002 to the insured at Age 35, with death benefit option A.
o On July 1, 2011, the Specified Amount is $100,000. The Target Premium is $91.67. The owner has paid an average of $91.67 each month for the last 3 years. The Accumulation Value is $45,000. The surrender charge is $2,070. The policy loan is $20,000, resulting in a Net Cash Value of $22,930. The death benefit is $140,850 (since the death benefit factor is 3.13).
o On July 1, 2011, we pay a claim based on the insured having an organ transplant on June 1, 2011. The claim is for the maximum benefit.

We pay a claim of $40,000, which is 50% of the Specified Amount minus the policy loan. The Specified Amount is now $50,000. The Target Premium is adjusted to $45.83. The Accumulation Value is adjusted to $22,500. The surrender charge is adjusted to $1,035. The policy loan is now $10,000, resulting in a Net Cash Value of $11,465. The death benefit is $70,425.

We also credit $45.83 to the policy every monthly anniversary date with the last credit made on December 1, 2031.



Unemployment Benefit


After the first policy year, if you have been unemployed for at least 180 consecutive days and if you have not reached your 65th birthday, you can do one of the following:

o take up to 25% of your unloaned Accumulation Value in a single partial surrender, regardless of the amount of the actual Net Cash Value. There will be no partial surrender charges. Your remaining surrender charges will also decrease by the percentage that you take of your Accumulation Value. This percentage would be smaller than the percentage you could take of your unloaned Accumulation Value if there is an existing policy loan; or

o borrow up to 50% of your Net Cash Value in a single loan with the interest rate charged at the lower annual rate of 2.9126%, payable in advance. This lower rate will be effective for the partial policy year in which you made the loan and the next three additional policy years.

This partial surrender or loan will not reduce the adjusted premium payments used to trigger No Lapse Guarantee benefits for the partial policy year in which payment is made and three additional policy years. See Part I: 2. Purchases - Grace Period. After this period, however, this partial surrender or loan amount, including interest accrued thereon, will affect your No Lapse Guarantee benefits to the extent that your adjusted premium payments, after being reduced by the amount of such partial surrender or loan, are less than your accumulated Target Premiums.


We must receive satisfactory proof of unemployment including but not be limited to a written statement from the applicable state unemployment agency indicating that you qualify for and are receiving unemployment benefits.

You can again be eligible for these benefits five years after the payment of a partial surrender or loan under the Unemployment Benefit, if you have not yet reached your 65th birthday.


THIS BENEFIT MAY NOT BE AVAILABLE IN ALL STATES. IN SOME STATES, THE BENEFIT MAY BE MORE LIMITED BUT YOU WILL NOT NEED TO MEET UNEMPLOYMENT REQUIREMENTS.


Loans and partial surrenders may have federal tax consequences. The tax consequences associated with borrowing at this lower rate are unclear. You should consult with a tax adviser before taking a loan or a partial surrender.

Preferred Settlement Value

We will apply the Preferred Settlement Value if you request a settlement of your policy based on an annuity option covering the lifetime of the insured as the annuitant.

This Preferred Settlement Value is equal to your Excess Premium Net Cash Value plus


o 1.5 times your Target Premium Net Cash Value
  - on or after the later of 10 years or the policy anniversary when the insured's Age is 55, but
  - before the later of the 15th policy anniversary or the policy anniversary when the Insured's Age is 65; or
o 3 times your Target Premium NetCash Value
  - after the later of 15 years or the the policy anniversary when the insured's Age is 65, but
  - before the later of the 16th policy anniversary or the policy anniversary when the insured's Age is 70.

  In some states, the Preferred Settlement Value will be computed using different factors and different age parameters. In those states, instead of the factors of 1.5 and 3 above, the factors used will gradually increase from
  1.00 to 3.00 and gradually decrease from 3.00 to 1.00 within a 15-year period beginning on or after the policy anniversary at which the insured is Age 62, or the tenth policy anniversary, if later.


  The Target Premium Net Cash Value is equal to the Net Cash Value multiplied by the ratio of (a) the sum of premiums paid each year up to the accumulated Target Premium for the year, to (b) the total premiums. The Excess Premium Net Cash Value is equal to the Net Cash Value less the Target Premium Net Cash Value. If you paid premiums less than or equal to the year's accumulated Target Premiums each year, your Target Premium Net Cash Value would be equal to your Net Cash Value.


  If your adjusted premium payments (as defined under Part I.2. Purchases - No Lapse Guarantee Benefit) are at least equal to the accumulated Target Premiums, the Preferred Settlement Value will not be less than your adjusted premium payments, regardless of your actual Net Cash Value

- on or after the later of the 10th policy anniversary or the policy anniversary when the insured's Age is 55, but
- before the later of the 16th policy anniversary or the policy anniversary when the insured's Age is 70.

Otherwise, the Preferred Settlement Value is equal to your Net Cash Value.


9.   OTHER INFORMATION

The Company

Allianz Life Insurance Company of North America is a life insurance company organized under the laws of the state of Minnesota in 1896. We offer fixed and variable life insurance and annuities, and group life, accident and health insurance.

We are a wholly-owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz"). Allianz is headquartered in Munich, Germany, and has subsidiaries throughout the world.

Administration for the policy is provided at our service center:


     USAllianz Service Center
     300 Berwyn Park
     P.O.  Box 3031
     Berwyn, Pennsylvania 19312-0031
     1-800-702-7198

[The following text is outlined and shaded]

===============================================================================
                                 PRIVACY NOTICE
================================================================================
This notice describes the privacy policy and practices followed by Allianz Life and affiliated companies. Your privacy is a high priority for us. Our business is to provide our customers with high-quality insurance products and services. In order for us to be able to provide these insurance products and services, we need to collect certain information from you. We are committed to maintaining the privacy of this information in accordance with applicable law.

CATEGORIES OF NON-PUBLIC INFORMATION THAT WE COLLECT
o Information we receive from you on insurance and annuity applications, claim forms or other forms such as your name, address, date and location of birth, marital status, sex, social security number, medical information, beneficiary information, etc.
o Information about your transactions with us, our affiliates or others such as premium payment history, tax information, investment information, and accounting information; and
o Information we receive from consumer reporting agencies, such as your credit history.

CATEGORIES OF NON-PUBLIC INFORMATION THAT WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE SUCH INFORMATION

o We may provide the non-public information that we collect to affiliated or nonaffiliated persons or entities involved in the underwriting, processing, servicing and marketing of your Allianz Life insurance and annuity products. We will not provide this information to a nonaffiliated third party unless we have a written agreement that requires the third party to protect the confidentiality of this information.
o We may have to provide the above described non-public information that we collect to authorized persons or entities to comply with a subpoena or summons by federal, state or local authorities and to respond to judicial process or regulatory authorities having jurisdiction over our company for examination, compliance or other purposes as required by law.
o We do not disclose any non-public personal information about our customers to anyone except as permitted or required by law.

CONFIDENTIALITY AND SECURITY OF YOUR NON-PUBLIC PERSONAL INFORMATION
o We restrict access of non-public personal information about you to only those persons who need to know about that information to underwrite, process, service or market Allianz Life insurance products and services.
o We maintain physical, electronic, and procedural safeguards that comply with state and federal standards to guard your non-public personal information.

INFORMATION ABOUT FORMER CUSTOMERS

Non-public information about our former customers is maintained by Allianz Life on a confidential and secure basis. If any such disclosure is made, it would be for reasons and under the conditions described in this notice. We do not disclose any non-public personal information about our former customers to anyone except as permitted or required by law.

FURTHER INFORMATION

If you have any questions about our privacy policy, please write to us at Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, MN 55416.

===============================================================================

The Separate Account

Allianz Life Separate Account A ("Separate Account") is a separate investment account of Allianz Life. We established the Separate Account on May 31, 1985 under the insurance law of Minnesota. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the policies. We keep the Separate Account assets separate from our general account and other separate accounts. The Separate Account is divided into variable options called subaccounts, each of which invests in shares of a specific portfolio of a fund.

Allianz Life owns the assets of the Separate Account. We credit gains to or charge losses against the Separate Account without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Distribution of the Policies


Our wholly-owned subsidiary, USAllianz Investor Services, LLC (USAllianz) serves as principal underwriter for the Policies. USAllianz, a limited liability company organized in Minnesota on November 20, 1996, is located at 5701 Golden Hills Drive, Golden Valley, MN 55416. USAllianz is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about USAllianz is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


Licensed insurance agents who are registered representatives of broker-dealers which are registered with the NASD and with the states in which they do business sell the policies.


Generally, broker-dealers will be paid commissions and expense reimbursements up to an amount equal to 105% of the first annualized Target Premium paid and 3% of all premiums paid thereafter. For policies whose Target Premium was increased to the minimum $50 and for policies in risk classifications less favorable than standard, we base the commissions we pay on a smaller amount than the Target Premium. In addition, a commission at an annual rate of 0.25% on the unloaned Accumulation Value during the first five policy years may be paid. After the fifth policy year, a commission at an annual rate of 0.75% on the unloaned Accumulation Value is paid. Other compensation options may also be made available. An additional commission of 105% on an increase in the annualized Target Premium is paid on premiums received after any increase in Specified Amount. In addition, broker-dealers may also receive additional compensation, based on meeting certain production standards.


USAllianz may enter into selling agreements with other broker-dealers registered under the 1934 Act, whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above; selling firms may retain a portion of commissions. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.


USAllianz does not retain any override as distributor for the policies. However, USAllianz's operating and other expenses are paid for by Allianz Life. Also, USAllianz receives 12b-1 fees from several of the portfolios available as variable options under the policy (See Part I.4. Expenses - Fund Annual Expenses Net of Reimbursement).


We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the variable account.

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers for any period when:

     1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); 2) trading on the New York Stock Exchange is restricted;
     3) an emergency exists as a result of which disposal of shares of the portfolios is not reasonably practicable or we cannot reasonably value the shares of the portfolios;
     4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any amount payable from the fixed account for not more than 6 months.

Ownership

Owner. You, as the owner of the policy, have all of the rights under the policy subject to:

o    the rights of any assignee; and
o    the rights of any irrevocable beneficiary.

The owner can also be the insured. If you die while the policy is still in force and the insured is living, ownership passes to your successor owner or if you have not designated a successor owner, then your estate becomes the owner.


Joint Owner. The policy can be owned by joint owners. Authorization of both joint owners is required for all policy changes except for transfers and premium allocations.


Death Benefit Proceeds

  At the insured's death, the proceeds payable include the death benefit then in effect:

o Plus any policy loan interest that we have collected but not earned
o Minus any policy loan
o Minus any unpaid monthly deductions.

Beneficiary


The beneficiary is the person(s) or entity(ies) you name to receive any death proceeds. The beneficiary is named at the time the policy is issued unless changed at a later date. We pay the death benefit proceeds in equal shares to the primary beneficiary(ies). You can name a contingent beneficiary prior to the death of the insured. If the primary beneficiary(ies) do not survive the insured, the contingent beneficiary receives the death benefit proceeds. If none of the beneficiary(ies) survive the insured, the death benefit proceeds will be paid to you or your estate.


One or more irrevocable beneficiaries may be named. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all policy changes except premium allocations and transfers require the consent of the beneficiary.

Primary and contingent beneficiaries are as named in the application, unless you make a change. To change a beneficiary, you must send us a written request. We may require the policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it.


If a beneficiary is a minor, we will make payment to the court-appointed guardian of the minor's estate, We may require proof of age of any beneficiary.


Proceeds payable to a beneficiary will be free from the claims of creditors, to the extent allowed by law.

Assignment

You can assign (transfer ownership) the policy. A copy of any assignment must be filed with USAllianz Service Center. We are not responsible for the validity of any assignment. If you assign the policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at USAllianz Service Center. An assignment of a policy may be a taxable event. You should consult a tax adviser if you wish to assign the policy.

Additional Credits for Certain Groups

Allianz Life may credit additional amounts to a policy instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

Purchases by Term Life Insurance Policy Owners

When issuing a policy for an insured who is already covered under Allianz Life's term life insurance policies, we may rely on evidence of insurability previously provided, in which case the suicide and contestability periods will run from the original date of coverage. We will also credit to the policy any "conversion credits" provided under the term contract. Such credits will be applied as if they were premium payments.

Our Right to Contest


We cannot contest the validity of the policy except in the case of fraud two years after its effective date or two years from the effective date of a Specified Amount increase. If the policy is reinstated, the two-year period is measured from the date of reinstatement, where permitted by state law. In addition, if the insured commits suicide in the two-year period starting from the Policy Date or such period as specified in state law, the benefit payable will be limited to premiums paid less policy loan and less any gross partial surrender amounts. If the insured commits suicide in the two-year period starting from the effective date of a Specified Amount increase, the amount of the Death Benefit will not include the Specified Amount increase. It will include a return of the monthly insurance risk charges for the increase and any additional expense charges we have deducted for the increase. We also have the right to adjust any benefits under the policy if the answers in the application regarding the use of tobacco are not correct, where permitted by state law.


Termination

The policy terminates when any of the following occurs:


o The date you surrender the policy for its Net Cash Value
o The date you elect the Preferred Settlement Value option
o The date the policy terminates because the policy loan exceeds the limit on policy loans
o The date of the insured's death
o The Maturity Date
o The end of a 61 day grace period
o The date the Specified Amount is equal to zero.


Amendment

We reserve the right to amend the policy in order to include any future changes relating to the following:

o    Any Securities and Exchange Commission rulings and regulations
o The policy's qualification for treatment as a life insurance policy under the following: - The Internal Revenue Code as amended - Internal Revenue Service Rulings and Regulations - Any requirements imposed by the Internal Revenue Service.

Maturity

Maturity Benefit. This is an amount equal to the Accumulation Value less any outstanding policy loan on your policy. This amount is paid to you on the maturity date.

Maturity Date. The policy provides that we will pay the Accumulation Value, less any policy loan, to you on the maturity date if the policy is still in force. We will not accept any premiums after the maturity date. If you chose the LifeFund Benefits, the maturity date will be the policy anniversary when the insured's Age is 100.



PART II


Executive Officers And Directors
--------------------------------------------------------------------------------


As of May 1, 2001, the directors and executive officers of Allianz Life Insurance Company of North America (Allianz Life) and their principal occupations for the past 5 years are as follows:


NAME PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Robert W. MacDonald                      Chief Executive Officer and Director since October 1999.
                                         Previously Chairman and Chief Executive Officer of LifeUSA.

Margery G. Hughes                        President and Chief Administrative Officer since October 1, 1999.
                                         Previously President and Chief Operating Officer.

Mark A. Zesbaugh                         Sr. Vice President and Chief Financial Officer since October 1, 1999.
                                         Previously Executive Vice President, Chief Financial Officer, Treasurer
                                         and Secretary of LifeUSA.

Lowell C. Anderson                       Chairman of the Board since  October 1, 1999. Previously President and Chief Executive Officer of Allianz Life since October 1988; retired on
                                         October 1, 1999.

Herbert F. Hansmeyer                     Chairman of the Board, President and Chief Executive Officer of Allianz
                                         of America Corp. since 1991. Member of the Board of Management of
                                         Allianz-AG, Munich, Germany, since 1994.

Dr. Gerhard G. Rupprecht                 Chairman of the Board of Management - Allianz Lebensversicherungs, since
                                         1979.

Michael P. Sullivan                      Chairman of the Board since January 1, 2001. President, Chief Executive
                                         Officer and Director of International Dairy Queen, Inc. since 1987.

Suzanne J. Pepin                         Sr. Vice President, Secretary and Chief Legal Officer since November 15,
                                         2000. Previously Senior Counsel since October 1993.

Paul M. Howman                           Vice President - Underwriting of Allianz Life since April 1, 1997.
                                         Previously Second Vice President - Underwriting since 1995.

Robert S. James                          Sr. Vice President - Marketing Development.
                                         Previously President of Individual Insurance Division since March 31,
                                         1990.

Edward J. Bonach                         President - Special Markets Division of Allianz Life since October 1999.
                                         Previously Executive Vice President and Chief Financial Officer of
                                         Allianz Life, since 1993.

Rev. Dennis J. Dease                     President, University of St. Thomas, St. Paul since July 1991.

James R. Campbell                        Chairman and Chief Executive Officer of Wells Fargo and Company since
                                         1998. Previously President and Chief Executive Officer of Norwest Bank
                                         Minnesota since February 1988.

Robert M. Kimmitt                        Vice Chairman and President of Commerce One, Inc. Previously partner in the law firm of Wilmer, Cutler & Pickering.
-------------------------------------------------------------------------------------------------------------------


Voting

Pursuant to our view of present applicable law, we will vote the shares of the portfolios at special meetings of shareholders in accordance with instructions received from all owners having a voting interest. We also will vote shares for which we have not received instructions. We will vote all shares in the same proportion as the shares for which we have received instructions. We will vote our shares in the same manner.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of the Act changes so as to permit us to vote the shares in our own right, we may elect to do so.

Your voting interest in the portfolios is determined as follows:

o You may cast one vote for each $100 of Account Value which is allocated to a variable option on the record date. Fractional votes are counted.
o The number of shares which you can vote will be determined as of the date chosen by us.
o You will receive periodic reports relating to the portfolios in which you have an interest, as well as any proxy material and a form with which to give us such voting instructions.

Disregard of Voting Instructions

We may, when required to do so by state insurance authorities, vote shares of the portfolios without regard to instructions from owners. We may do this if such instructions would require the shares to be voted to cause a portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the portfolio. We may also disapprove changes in the investment policy initiated by owners or trustees/directors of the portfolios, if:

o such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or federal law;
o the change would not be consistent with the investment objectives of the portfolios; or
o the change would vary from the general quality and nature of investments and investment techniques used by other portfolios with similar investment objectives underlying other variable contracts offered by us or of an affiliated company.

In the event we do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

Legal Matters

Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws in connection with the policies. All matters of Minnesota law pertaining to the policy have been passed upon by Stewart D. Gregg, Senior Counsel of Allianz Life.

Federal Tax Status

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

Tax Status of the Policy.

Life insurance is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain innovative features of the policy is not directly addressed by this guidance.

 The presence of these innovative policy features thus creates some uncertainty about the application of the Code requirements to the policies. Nevertheless, we believe that a policy that is issued without LifeFund Benefits should generally satisfy the applicable requirements. There is less guidance, however, with respect to any policy with LifeFund Benefits. You should consult a qualified tax advisor before electing to include the LifeFund Benefits in your policy.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations, all securities of the same issuer are treated as a single investment. The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that each portfolio underlying the policies will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the separate account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in you being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

The following discussion assumes that your policy will qualify as life insurance for federal income tax purposes.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the policy is considered to be a MEC. (See Tax Treatment of Loans and Surrenders.) Otherwise, we believe that the policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the beneficiary under Section 101(a) of the Code. Also, you are generally not deemed to be in constructive receipt of the Net Cash Value, including increments thereon, under a policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of policy proceeds, depend on the circumstances of each owner or beneficiary.

Tax Treatment of Loans And Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under the policy at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the policy will generally not cause the policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each policy. If a policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a policy that is not a MEC could later become taxable as a distribution from a MEC.

If the policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments including those resulting from the lapse of the policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning oF Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first fifteen years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loans from a policy which is not classified as a MEC, will be treated as indebtedness of the owner and not a distribution. Upon complete surrender or lapse of the policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the policy owner, the excess generally will be treated as ordinary income.

Interest payable on a loan under a policy is generally not deductible.

Policy owners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any policy.

Multiple Policies. The Code further provides that multiple MECs which are issued within the same calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a policy or the change of ownership of a policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your policy.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the policy owner are subject to federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.


LifeFund Benefits. Certain of the tax consequences associated with adding LifeFund Benefits to your policy or receiving distributions under any of these Benefits may be unclear. You should consult a qualified tax adviser about the consequences of adding the LifeFund Benefits to a policy or requesting benefit payments under any of the LifeFund Benefits. In addition, you can be deemed to have received a distribution for tax purposes each time a deduction is made from your Accumulation Value to pay charges for the LifeFund Riders and your premium payments for that year that are attributable to LifeFund Rider charges are less than such charges. Any such distribution will generally be taxed in the same manner as any other distribution under the policy. You should consult a tax advisor regarding the tax treatment of any deduction from your Accumulation Value that is used to pay charges for the LifeFund Riders.


Business Uses of Policy. Businesses can use a policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of a policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of your policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on your policy.

Reports to Owners

Within 30 days after each policy anniversary, we will send you an annual statement. The statement will show the current amount of death benefit payable under the policy, the current Accumulation Value, the current Net Cash Value, current policy loan, the Preferred Settlement Value and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the policy year. You can request additional statements. We may make a charge not to exceed $50 for each additional statement you request.

We will mail you confirmations within seven days of any transaction regarding:
(a) the receipt of premium; (b) any transfer between variable options; (c) any loan, interest repayment, or loan repayment; (d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the policy.

We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law.


To reduce expenses, we may mail only one copy of most financial reports and prospectuses, including reports and prospectuses for the portfolios, to your household, even if you or other persons in your household have more than one policy or contract issued by Allianz Life or an affiliate. Call 1-800-542-5427 if you need additional copies of financial reports, prospectuses, or annual or semi-annual reports or if you would like one copy for each contract or policy in all future mailings.


Legal Proceedings

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

Experts


The financial statements of Allianz Life Variable Account A and our consolidated financial statements as of December 31, 2000 included in this prospectus have been audited by KPMG LLP, independent auditors, as indicated in their reports included in this prospectus, and are included herein, in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing.

Registration Statement Contains Further Information

A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the policies. This prospectus does not contain all the information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the policies and us, please refer to the Registration Statement.

Statements in this prospectus concerning provisions of the policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.



Financial Statements

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the policies.

                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                       OF
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2001

                                   (UNAUDITED)

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

                                                                        ALGER   FRANKLIN       FRANKLIN        FRANKLIN   FRANKLIN
                                                             ALGER   AMERICAN AGGRESSIVE         GLOBAL          GLOBAL GROWTH AND
                                                    AIM   AMERICAN  LEVERAGED     GROWTH COMMUNICATIONS          HEALTH     INCOME
                                            V.I. GROWTH     GROWTH     ALLCAP SECURITIES     SECURITIES CARE SECURITIES SECURITIES
                                                   FUND  PORTFOLIO  PORTFOLIO       FUND           FUND            FUND       FUND
----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value                $215,908    210,923    125,240        664      1,231,362         196,745  3,153,282
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                    215,908    210,923    125,240        664      1,231,362         196,745  3,153,282
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges       1,429      1,457        948          1          7,535           1,964     29,411
 Accrued administrative charges                     357        364        237          -          1,884             491      7,353
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 1,786      1,821      1,185          1          9,419           2,455     36,764
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                     $214,122    209,102    124,055        663      1,221,943         194,290  3,116,518
==================================================================================================================================
Policy owners' equity (note 6)                 $214,122    209,102    124,055        663      1,221,943         194,290  3,116,518
==================================================================================================================================
 Investment shares                               11,988      5,027      3,976        118        122,402          14,488    192,743
 Investments at cost                           $379,548    309,422    211,956        875      2,283,375         184,587  3,304,809


            See accompanying notes to unaudited financial statements.




ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2001 (UNAUDITED)
                                                                     FRANKLIN                  FRANKLIN                     FRANKLIN
                                                          FRANKLIN  LARGE CAP   FRANKLIN        NATURAL                       RISING
                                               FRANKLIN     INCOME     GROWTH      MONEY      RESOURCES        FRANKLIN    DIVIDENDS
                                            HIGH INCOME SECURITIES SECURITIES     MARKET     SECURITIES     REAL ESTATE   SECURITIES
                                                   FUND       FUND       FUND       FUND           FUND            FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value              $1,223,445  1,180,647  1,146,677  1,180,101        476,207         639,864    1,142,467
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                  1,223,445  1,180,647  1,146,677  1,180,101        476,207         639,864    1,142,467
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges       3,748     14,218      3,218      7,695          2,585           7,163       11,256
 Accrued administrative charges                     937      3,555        804      1,924            646           1,791        2,814
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 4,685     17,773      4,022      9,619          3,231           8,954       14,070
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                   $1,218,760  1,162,874  1,142,655  1,170,482        472,976         630,910    1,128,397
====================================================================================================================================
Policy owners' equity (note 6)               $1,218,760  1,162,874  1,142,655  1,170,482        472,976         630,910    1,128,397
====================================================================================================================================
 Investment shares                              134,444     80,044     58,744  1,180,101         33,726          36,732       86,880
 Investments at cost                         $1,614,252  1,194,981  1,056,558  1,179,760        390,784         557,128    1,184,601


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2001 (UNAUDITED)

                                                                     FRANKLIN                  FRANKLIN
                                               FRANKLIN   FRANKLIN TECHNOLOGY  FRANKLIN U.S.      VALUE       FRANKLIN      FRANKLIN
                                          S&P 500 INDEX  SMALL CAP SECURITIES    GOVERNMENT  SECURITIES    ZERO COUPON   ZERO COUPON
                                                   FUND       FUND       FUND          FUND        FUND    FUND - 2005   FUND - 2010
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value                $505,595  1,410,179     15,622     1,099,953      18,240        382,750       474,647
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    505,595  1,410,179     15,622     1,099,953      18,240        382,750       474,647
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges       2,149     10,918         11         4,082          93          1,021         1,176
 Accrued administrative charges                     537      2,730          3         1,020          23            255           294
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 2,686     13,648         14         5,102         116          1,276         1,470
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                     $502,909  1,396,531     15,608     1,094,851      18,124        381,474       473,177
====================================================================================================================================
Policy owners' equity (note 6)                 $502,909  1,396,531     15,608     1,094,851      18,124        381,474       473,177
====================================================================================================================================
 Investment shares                               59,482     83,591      2,953        81,418       1,751         23,211        27,484
 Investments at cost                           $615,623  1,839,362     24,114     1,020,940      16,964        288,869       436,575


            See accompanying notes to unaudited financial statements.


                                       4



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2001 (UNAUDITED)


                                                                               TEMPLETON
                                                 MUTUAL     MUTUAL  TEMPLETON DEVELOPING      TEMPLETON      TEMPLETON     TEMPLETON
                                              DISCOVERY     SHARES      ASSET    MARKETS  GLOBAL INCOME         GROWTH INTERNATIONAL
                                             SECURITIES SECURITIES   STRATEGY SECURITIES     SECURITIES     SECURITIES    SECURITIES
                                                   FUND       FUND       FUND       FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value                $545,074  1,077,883    226,106    534,707        141,907      2,580,056     1,994,795
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    545,074  1,077,883    226,106    534,707        141,907      2,580,056     1,994,795
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges       1,303      7,936        831      7,046          3,037         24,661        22,773
 Accrued administrative charges                     326      1,984        208      1,762            759          6,165         5,693
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 1,629      9,920      1,039      8,808          3,796         30,826        28,466
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                     $543,445  1,067,963    225,067    525,899        138,111      2,549,230     1,966,329
====================================================================================================================================
Policy owners' equity (note 6)                 $543,445  1,067,963    225,067    525,899        138,111      2,549,230     1,966,329
====================================================================================================================================
 Investment shares                               37,617     73,325     12,618    110,477         12,603        195,755       119,163
 Investments at cost                           $456,915    922,316    240,993    754,828        144,292      2,830,295     2,668,043


            See accompanying notes to unaudited financial statements.

                                       5

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2001 (UNAUDITED)

                                                                               TEMPLETON
                                                                           INTERNATIONAL       USALLIANZ
                                                                                 SMALLER VIP DIVERSIFIED     USALLIANZ         TOTAL
                                                                               COMPANIES          ASSETS    VIP GROWTH           ALL
                                                                                    FUND            FUND          FUND         FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value                                                  $30,693         28,034            811    23,190,584
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      30,693         28,034            811    23,190,584
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges                                          469            444              -       180,578
 Accrued administrative charges                                                      117            111              -        45,144
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    586            555              -       225,722
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                       $30,107         27,479            811    22,964,862
====================================================================================================================================
Policy owners' equity (note 6)                                                   $30,107         27,479            811    22,964,862
====================================================================================================================================
 Investment shares                                                                 2,994          2,896            103     2,808,853
 Investments at cost                                                             $34,010         29,616            891    26,177,282


            See accompanying notes to unaudited financial statements.

                                       6

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                                                                            ALGER AMERICAN LEVERAGED
                                                  AIM V.I. GROWTH FUND    ALGER AMERICAN GROWTH PORTFOLIO        ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000     1999           2001    2000   1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares             $  -       28        -            -        -        -              -        -    -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges               371    1,690       14          164    1,304       68             12      886   50
 Administrative charges                            93      423        3           41      326       17              3      221   13
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                    464    2,113       17          205    1,630       85             15    1,107   63
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (464)  (2,085)     (17)        (205)  (1,630)     (85)           (15)  (1,107) (63)
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
   on mutual funds                                  -      305        -            -   34,025        -              -   14,709    -
 Realized gains (losses) on sales of
   investments, net                              (409)    (327)       1         (429)   1,220        -           (525)    (941)   1
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net      (409)     (22)       1         (429)  35,245        -           (525)  13,768    1
  Net change in unrealized appreciation
   (depreciation) on investments              (77,483) (87,251)   1,702      (26,111) (75,327)   2,939        (27,634) (59,438) 356
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                     (77,892) (87,273)   1,703      (26,540) (40,082)   2,939        (28,159) (45,670) 357
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                            $(78,356) (89,358)   1,686      (26,745) (41,712)   2,854        (28,174) (46,777) 294
====================================================================================================================================


            See accompanying notes to unaudited financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                   FRANKLIN AGGRESSIVE           FRANKLIN GLOBAL                FRANKLIN GLOBAL
                                                 GROWTH SECURITIES FUND COMMUNICATIONS SECURITIES FUND  HEALTH CARE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000     1999           2001   2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares            $   -        -        -            -      52,306   68,883          -      38     75
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                 1        -        -          749       7,479   13,853      1,154   1,122    242
 Administrative charges                             -        -        -          187       1,870    3,463        289     281     60
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1        -        -          936       9,349   17,316      1,443   1,403    302
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                      (1)       -        -         (936)     42,957   51,567     (1,443) (1,365)  (227)
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                   -        -        -            -     480,631  166,820          -      -       -
 Realized gains (losses) on sales
  of investments, net                             (40)     (17)       -      (56,270)     23,468  268,795        230   2,822   (162)
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net       (40)     (17)       -      (56,270)    504,099  435,615        230   2,822   (162)
  Net change in unrealized appreciation
   (depreciation) on investments                 (155)     (56)       -     (300,268) (1,385,750) 183,386    (41,443) 53,733 (1,826)
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                        (195)     (73)       -     (356,538)   (881,651) 619,001    (41,213) 56,555 (1,988)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                               $(196)     (73)       -     (357,474)   (838,694) 670,568    (42,656) 55,190 (2,215)
====================================================================================================================================


            See accompanying notes to unaudited financial statements.

                                       8

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                 FRANKLIN GROWTH AND                                             FRANKLIN INCOME
                                                INCOME SECURITIES FUND       FRANKLIN HIGH INCOME FUND           SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000       1999     2001     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares        $       -  198,000  122,075            -    5,951    379,407        -  153,054  127,089
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges             3,325   19,247   21,089        1,991    5,668     10,123    1,820   13,419    7,825
 Administrative charges                           831    4,812    5,272          498    1,417      2,531      455    3,355    1,956
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                  4,156   24,059   26,361        2,489    7,085     12,654    2,275   16,774    9,781
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  (4,156) 173,941   95,714       (2,489)  (1,134)   366,753   (2,275) 136,280  117,308
Realized gains (losses) and unrealized
  appreciation (depreciation)
  on investments:
 Realized capital gain distributions
  on mutual funds                                   -  346,516  340,300            -        -     55,544        -    5,117   45,538
 Realized gains (losses) on sales of
  investments, net                               (369) (25,674)  23,652      (11,057) (26,540)   (44,053)   1,074  (13,227)(115,178)
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net      (369) 320,842  363,952      (11,057) (26,540)    11,491    1,074   (8,110) (69,640)
  Net change in unrealized appreciation
   (depreciation) on investments             (148,991) (27,277)(453,957)      89,027 (151,720)  (391,353)   3,227   27,941  (78,033)
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                    (149,360) 293,565  (90,005)      77,970 (178,260)  (379,862)   4,301   19,831 (147,673)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            $(153,516) 467,506    5,709       75,481 (179,394)   (13,109)   2,026  156,111  (30,365)
====================================================================================================================================

            See accompanying notes to unaudited financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                    FRANKLIN LARGE                                           FRANKLIN NATURAL
                                             CAP GROWTH SECURITIES FUND    FRANKLIN MONEY MARKET FUND    RESOURCES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000     1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares            $   -    4,996    2,787       19,804   80,545   71,180           -    3,068   2,670
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges             1,984    6,830    4,139        1,853    7,778    9,461         457    3,159   1,368
 Administrative charges                           496    1,707    1,035          463    1,944    2,365         114      790     342
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                  2,480    8,537    5,174        2,316    9,722   11,826         571    3,949   1,710
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  (2,480)  (3,541)  (2,387)      17,488   70,823   59,354        (571)    (881)    960
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                   -   55,415        -            -        -        -           -        -      -
 Realized gains (losses) on sales of
  investments, net                              3,744   21,294    2,133            -        -        -       2,034   26,306 (11,396)
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net     3,744   76,709    2,133            -        -        -       2,034   26,306 (11,396)
  Net change in unrealized appreciation
   (depreciation) on investments              (95,447) (33,965) 185,307            -        -        -     (19,362) 103,385  57,915
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation) on
      investments, net                        (91,703)  42,744  187,440            -        -        -     (17,328) 129,691  46,519
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                            $(94,183)  39,203  185,053       17,488   70,823   59,354     (17,899) 128,810  47,479
====================================================================================================================================

           See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                                                   FRANKLIN RISING
                                              FRANKLIN REAL ESTATE FUND       DIVIDENDS SECURITIES FUND  FRANKLIN S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000      1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $     -  40,201 48,690              -   38,180    17,581           -      156      -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                967   4,341  2,727          1,551    5,992     7,013         553    2,130     26
 Administrative charges                            242   1,085    682            388    1,498     1,753         138      533      6
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                   1,209   5,426  3,409          1,939    7,490     8,766         691    2,663     32
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                   (1,209) 34,775 45,281         (1,939)  30,690     8,815        (691)  (2,507)   (32)
Realized gains (losses) and unrealized
  appreciation (depreciation)
  on investments:
 Realized capital gain distributions
  on mutual funds                                   -   23,929    67,468           -  161,217   176,138           -        -      -
 Realized gains (losses) on sales
  of investments, net                           3,511   13,580  (179,615)          7  (46,203) (157,350)       (236)   1,498      -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net     3,511   37,509(112,147)            7  115,014    18,788        (236)   1,498      -
  Net change in unrealized appreciation
   (depreciation) on investments               (5,028)  87,847 31,946         (5,657)  40,370  (153,361)    (67,790) (43,782) 1,544
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                      (1,517) 125,356  (80,201)      (5,650) 155,384  (134,573)    (68,026) (42,284) 1,544
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                             $(2,726) 160,131  (34,920)      (7,589) 186,074  (125,758)    (68,717) (44,791) 1,512
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                                                 FRANKLIN TECHNOLOGY                FRANKLIN
                                               FRANKLIN SMALL CAP FUND             SECURITIES FUND            U.S. GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000     1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $    -         -    4,439            -        -        -          -      928  152,061
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges              415     8,307   11,584           15        4        -      1,691    5,856    6,209
 Administrative charges                          104     2,077    2,896            4        1        -        423    1,464    1,552
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                   519    10,384   14,480           19        5        -      2,114    7,320    7,761
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                   (519)  (10,384) (10,041)         (19)      (5)       -     (2,114)  (6,392) 144,300
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                  -   139,893      620            -        -        -          -        -        -
 Realized gains (losses) on sales
  of investments, net                         (3,021)   36,877  346,621         (329)     (93)       -      3,001   (2,965)   6,118
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net   (3,021)  176,770  347,241         (329)     (93)       -      3,001   (2,965)   6,118
  Net change in unrealized appreciation
   (depreciation) on investments            (365,325) (514,056) 472,910       (4,440)  (4,042)       -     25,063  117,591 (167,882)
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and
      unrealized appreciation
      (depreciation) on investments,
      net                                   (368,346) (337,286) 820,151       (4,769)  (4,135)       -     28,064  114,626 (161,764)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                          $(368,865) (347,670) 810,110       (4,788)  (4,140)       -     25,950  108,234  (17,464)
====================================================================================================================================

            See accompanying notes to unaudited financial statements.

                                       12

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                      FRANKLIN VALUE                 FRANKLIN ZERO               FRANKLIN ZERO
                                                     SECURITIES FUND               COUPON FUND - 2000         COUPON FUND - 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000     1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares            $   -       21       15            -   28,396   57,505           -      353  47,477
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                15       46       15            -    1,791    2,164         603    2,445   2,161
 Administrative charges                             4       12        4            -      448      541         151      611     540
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     19       58       19            -    2,239    2,705         754    3,056   2,701
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                     (19)     (37)      (4)           -   26,157   54,800        (754)  (2,703) 44,776
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
 on mutual funds                                    -        -        -            -    4,363    7,930           -    9,788   2,291
 Realized gains (losses) on sales
  of investments, net                              12      (63)      (5)           -    5,533    1,819       4,277    2,975   1,717
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net        12      (63)      (5)           -    9,896    9,749       4,277   12,763   4,008
  Net change in unrealized appreciation
   (depreciation) on investments                  535    1,233     (203)           -  (22,160) (56,550)     10,051   31,059 (74,447)
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                         547    1,170     (208)           -  (12,264) (46,801)     14,328   43,822 (70,439)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                $528    1,133     (212)           -   13,893    7,999      13,574   41,119 (25,663)
====================================================================================================================================

            See accompanying notes to unaudited financial statements.

                                       13

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                       FRANKLIN ZERO              MUTUAL DISCOVERY                MUTUAL SHARES
                                                    COUPON FUND - 2010             SECURITIES FUND               SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000      1999         2001    2000     1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares             $  -      425    70,880            -  15,499   13,135           -   27,055  31,535
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges               731    2,842     3,057          827   3,401    3,044       1,786    4,281   8,110
 Administrative charges                           183      711       764          207     850      761         447    1,070   2,027
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                    914    3,553     3,821        1,034   4,251    3,805       2,233    5,351  10,137
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (914)  (3,128)   67,059       (1,034) 11,248    9,330      (2,233)  21,704  21,398
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on
  mutual funds                                      -    6,716    20,609            -       -        -           -   23,423       -
 Realized gains (losses) on sales
  of investments, net                             111     (216)  (15,611)       2,284  10,104    1,014       2,885   18,963  57,630
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net       111    6,500     4,998        2,284  10,104    1,014       2,885   42,386  57,630
  Net change in unrealized appreciation
   (depreciation) on investments               21,105   65,817  (146,933)      (5,206) 28,641   87,371      31,550   47,863  58,050
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation) on
      investments, net                         21,216   72,317  (141,935)      (2,922) 38,745   88,385      34,435   90,249 115,680
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                             $20,302   69,189   (74,876)      (3,956) 49,993   97,715      32,202  111,953 137,078
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                     TEMPLETON ASSET             TEMPLETON DEVELOPING          TEMPLETON GLOBAL
                                                      STRATEGY FUND            MARKETS SECURITIES FUND      INCOME SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001     2000      1999      2001     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $    -      385   17,439            -     6,334   12,690         -      260   17,513
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges               301    1,464    1,526          278     1,901    7,442       164    1,181    1,140
 Administrative charges                            75      366      381           70       475    1,860        41      295      285
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                    376    1,830    1,907          348     2,376    9,302       205    1,476    1,425
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (376)  (1,445)  15,532         (348)    3,958    3,388      (205)  (1,216)  16,088
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                   -        -   16,486            -         -        -         -        -        -
 Realized gains (losses) on sales
  of investments, net                              (3)    (116)     393       (8,269)  (15,322) (36,364)   (1,080)  (2,572) (19,414)
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net        (3)    (116)  16,879       (8,269)  (15,322) (36,364)   (1,080)  (2,572) (19,414)
  Net change in unrealized appreciation
   (depreciation) on investments              (16,399)  (3,389) (16,541)     (39,669) (242,509) 329,456    (2,378)   8,475   (9,989)
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                     (16,402)  (3,505)     338      (47,938) (257,831) 293,092    (3,458)   5,903  (29,403)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                            $(16,778)  (4,950)  15,870      (48,286) (253,873) 296,480    (3,663)   4,687  (13,315)
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                   TEMPLETON GROWTH            TEMPLETON INTERNATIONAL      TEMPLETON INTERNATIONAL
                                                    SECURITIES FUND                SECURITIES FUND           SMALLER COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999         2001      2000        1999    2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $    -    46,542   48,676           -     1,254     118,404       -     574      736
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges             2,937    12,701   22,604       3,383     9,526      16,444      24     189      204
 Administrative charges                           734     3,175    5,651         846     2,381       4,111       6      47       51
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                  3,671    15,876   28,255       4,229    11,907      20,555      30     236      255
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  (3,671)   30,666   20,421      (4,229)  (10,653)     97,849     (30)    338      481
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                   -   306,592  235,493           -   547,674      57,531       -       -       -
 Realized gains (losses) on sales
  of investments, net                          (4,700)  (16,475) 135,515     (11,829)  (40,863)    210,059      (9)   (863)     (73)
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net    (4,700)  290,117  371,008     (11,829)  506,811     267,590      (9)   (863)     (73)
  Net change in unrealized appreciation
   (depreciation) on investments             (109,341) (296,523)  30,632    (200,296) (622,167)     89,659  (1,510)   (828)   4,391
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                    (114,041)  (6,406)  401,640    (212,125) (115,356)    357,249  (1,519) (1,691)   4,318
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                           $(117,712)  24,260   422,061    (216,354) (126,009)    455,098  (1,549) (1,353)   4,799
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                     TEMPLETON PACIFIC                USALLIANZ                    USALLIANZ
                                                  GROWTH SECURITIES FUND     VIP DIVERSIFIED ASSETS FUND        VIP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  2001      2000     1999       2001     2000     1999        2001     2000    1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $  7,207     3,195    4,339        294        -        -        $  -        -       -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                 13     2,229    3,239         29      415        -           -        -       -
 Administrative charges                              3       557      810          7      104        -           -        -       -
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                      16     2,786    4,049         36      519        -           -        -       -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    7,191       409      290        258     (519)       -           -        -       -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions
  on mutual funds                                    -         -        -          -      164        -           -        -       -
 Realized gains (losses) on sales
  of investments, net                         (129,292)  (13,042) (38,203)        (5)     (11)       -          (1)       -       -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net   (129,292)  (13,042) (38,203)        (5)     153        -          (1)       -       -
  Net change in unrealized appreciation
   (depreciation) on investments                94,253   (92,072) 140,678     (1,078)    (504)       -         (80)       -       -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation)
      on investments, net                      (35,039) (105,114) 102,475     (1,083)    (351)       -         (81)       -       -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                             $(27,848) (104,705) 102,765       (825)    (870)       -        $(81)       -       -
====================================================================================================================================

            See accompanying notes to unaudited financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                                                                           TOTAL ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                                                           $   27,305      707,744     1,437,281
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                                                                30,164      139,624      166,941
 Administrative charges                                                                             7,543       34,906       41,732
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                     37,707      174,530      208,673
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                                                     (10,402)     533,214    1,228,608
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds                                                    -    2,160,477    1,192,768
 Realized gains (losses) on sales of investments, net                                            (204,703)     (40,890)     438,044
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                                                      (204,703)   2,119,587    1,630,812
  Net change in unrealized appreciation
   (depreciation) on investments                                                               (1,286,280)  (3,048,861)     127,167
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation) on investments, net                                          (1,490,983)    (929,274)   1,757,979
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                        $ (1,501,385)    (396,060)   2,986,587
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                                                 ALGER AMERICAN          ALGER AMERICAN LEVERAGED
                                               AIM V.I. GROWTH FUND             GROWTH PORTFOLIO             ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $  (464)   (2,085)      (17)     (205)    (1,630)      (85)      (15)   (1,107)       (63)
  Realized gains (losses)
    on investments, net                      (409)      (22)        1      (429)    35,245         -      (525)   13,768          1
  Net change in unrealized appreciation
   (depreciation) on investments          (77,483)  (87,251)    1,702   (26,111)   (75,327)    2,939   (27,634)  (59,438)       356
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          (78,356)  (89,358)    1,686   (26,745)   (41,712)    2,854   (28,174)  (46,777)       294
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        13,260    33,410        60     7,911     25,800       290     7,169    29,263        290
  Transfers between funds                   2,182   200,989   102,862        73    100,163   108,720     4,781   170,811      6,349
  Surrenders and terminations                   -      (648)        -         -     (1,308)        -         -      (87)          -
  Policy loan transactions                     81    45,929         3        76     47,581         3        49   (4,117)          -
  Other transactions (note 2)              (4,136)  (13,819)      (23)   (3,334)   (11,196)      (74)   (3,528) (12,238)        (30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                  11,387   265,861   102,902     4,726    161,040   108,939     8,471   183,632      6,609
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         (66,969)  176,503   104,588   (22,019)   119,328   111,793   (19,703)  136,855      6,903
Net assets at beginning of year           281,091   104,588         -   231,121    111,793         -   143,758     6,903          -
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $214,122   281,091   104,588   209,102    231,121   111,793   124,055   143,758      6,903
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                FRANKLIN AGGRESSIVE             FRANKLIN GLOBAL               FRANKLIN GLOBAL
                                              GROWTH SECURITIES FUND    COMMUNICATIONS SECURITIES FUND  HEALTH CARE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001        2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net             $  (1)        -         -      (936)     42,957     51,567   (1,443)   (1,365)     (227)
  Realized gains (losses) on
   investments, net                           (40)      (17)        -   (56,270)    504,099    435,615      230     2,822      (162)
  Net change in unrealized appreciation
   (depreciation) on investments             (155)      (56)        -  (300,268) (1,385,750)   183,386  (41,443)   53,733    (1,826)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (196)      (73)        -  (357,474)   (838,694)   670,568  (42,656)   55,190    (2,215)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                           310         -         -    32,850     110,078     91,957    2,930     9,532         -
  Transfers between funds                     603       234         -   (53,564)    187,438     78,700   32,616    98,109    43,673
  Surrenders and terminations                   -         -         -   (20,170)    (58,839)   (92,132)       -       (23)       -
  Policy loan transactions                      -         -         -   (13,994)    (15,158)   (58,830)      23    (2,594)       -
  Other transactions (note 2)                (164)      (51)        -   (20,724)    (92,196)   (69,624)  (1,252)   (5,702)   (1,606)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from
 policy transactions                          749       183         -   (75,602)    131,323    (49,929)  34,317    99,322    42,067
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets             553       110         -  (433,076)   (707,371)   620,639   (8,339)  154,512    39,852
Net assets at beginning of year               110         -         - 1,655,019   2,362,390  1,741,751  202,629    48,117     8,265
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $663       110         - 1,221,943   1,655,019  2,362,390  194,290   202,629     48,117
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                            FRANKLIN GROWTH AND                                              FRANKLIN INCOME
                                          INCOME SECURITIES FUND       FRANKLIN HIGH INCOME FUND             SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       2001       2000      1999       2001       2000       1999       2001      2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
 net assets:
 Operations:
  Investment income (loss), net  $   (4,156)   173,941    95,714     (2,489)    (1,134)   366,753     (2,275)   136,280     117,308
  Realized gains (losses) on
   investments, net                    (369)   320,842   363,952    (11,057)   (26,540)    11,491      1,074     (8,110)    (69,640)
  Net change in unrealized
   appreciation
   (depreciation)
   on investments                  (148,991)   (27,277) (453,957)    89,027   (151,720)  (391,353)     3,227     27,941     (78,033)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets
 from operations                   (153,516)   467,506     5,709     75,481   (179,394)   (13,109)     2,026    156,111     (30,365)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                  82,338    324,636   426,492      6,934     31,452     41,715     29,101    125,569     184,826
  Transfers between funds            55,607   (353,966)  160,733    (27,527)   (15,935)  (340,702)    22,029   (204,758)   (229,489)
  Surrenders and terminations       (32,134)   (90,526) (172,737)    (3,261)   (19,834)   (19,154)   (31,292)   (39,703)   (146,257)
  Policy loan transactions          (14,857)   (13,798)  (33,949)    (3,580)    (1,996)   111,630    (18,353)     2,625     (33,988)
  Other transactions (note 2)       (47,570)  (181,752) (217,639)    (8,988)   (30,340)   (38,583)   (18,302)   (68,593)    (95,328)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions            43,384   (315,406)  162,900    (36,422)   (36,653)  (245,094)   (16,817)  (184,860)   (320,236)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets  (110,132)   152,100   168,609     39,059   (216,047)  (258,203)   (14,791)   (28,749)   (350,601)
Net assets at beginning of year   3,226,650  3,074,550 2,905,941  1,179,701  1,395,748  1,653,951  1,177,665  1,206,414   1,557,015
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year        $3,116,518  3,226,650 3,074,550  1,218,760  1,179,701  1,395,748  1,162,874  1,177,665   1,206,414
====================================================================================================================================

           See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                  FRANKLIN LARGE                                              FRANKLIN NATURAL
                                         CAP GROWTH SECURITIES FUND        FRANKLIN MONEY MARKET FUND     RESOURCES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001       2000     1999      2001       2000        1999      2001     2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net       $    (2,480)    (3,541)  (2,387)   17,488     70,823      59,354      (571)    (881)      960
  Realized gains (losses)
   on investments, net                      3,744     76,709    2,133         -          -           -     2,034   26,306   (11,396)
  Net change in unrealized appreciation
   (depreciation) on investments          (95,447)   (33,965) 185,307         -          -           -   (19,362) 103,385    57,915
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          (94,183)    39,203  185,053    17,488     70,823      59,354   (17,899) 128,810    47,479
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                         9,405     30,535    2,228     21,362   106,149   1,449,209     1,213    10,460   11,095
  Transfers between funds                  (9,929)   306,708  415,799   (156,697)   58,039  (1,876,143)  111,196   (67,427) 158,751
  Surrenders and terminations                   -    (11,993)       -     (4,265) (203,639)     (5,222)  (2,997)    (4,636)  (4,568)
  Policy loan transactions                     65     (4,703)       -         10    18,991    (212,772)     (92)      (692)  (1,372)
  Other transactions (note 2)             (10,078)   (30,875)  (9,373)    (7,609)  (31,332)    (37,400)  (2,506)   (11,318)  (7,584)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                 (10,537)   289,672  408,654   (147,199)   (51,792)  (682,328)  106,814   (73,613) 156,322
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (104,720)   328,875  593,707   (129,711)    19,031   (622,974)   88,915    55,197  203,801
Net assets at beginning of year         1,247,375    918,500  324,793  1,300,193  1,281,162  1,904,136   384,061   328,864  125,063
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $1,142,655  1,247,375  918,500  1,170,482  1,300,193  1,281,162   472,976   384,061  328,864
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                                               FRANKLIN RISING
                                            FRANKLIN REAL ESTATE FUND     DIVIDENDS SECURITIES FUND      FRANKLIN S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $  (1,209)   34,775    45,281    (1,939)    30,690     8,815      (691)   (2,507)       (32)
  Realized gains (losses)
   on investments, net                      3,511    37,509  (112,147)        7    115,014    18,788      (236)    1,498          -
  Net change in unrealized appreciation
   (depreciation) on investments           (5,028)   87,847    31,946    (5,657)    40,370  (153,361)  (67,790)  (43,782)     1,544
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           (2,726)  160,131   (34,920)   (7,589)   186,074  (125,758)  (68,717)  (44,791)     1,512
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        12,741    66,238    95,970    25,707    111,694   154,974     9,416    37,656        188
  Transfers between funds                 (14,229) (115,448)   29,166    46,857   (126,040)  163,115    18,287   448,523    133,170
  Surrenders and terminations              (4,414)  (20,492)  (27,988)   (6,690)   (49,852) (55,133)         -    (1,253)         -
  Policy loan transactions                 (6,345)   (1,933)   (4,008)   (5,395)    (6,627)    (7,676)     108    (2,604)         4
  Other transactions (note 2)             (10,691)  (42,031)  (50,794)  (19,977)   (71,484)  (86,406)   (7,226)  (21,281)       (83)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                 (22,938) (113,666)   42,346    40,502   (142,309)  168,874    20,585   461,041    133,279
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         (25,664)   46,465     7,426    32,913     43,765    43,116   (48,132)  416,250    134,791
Net assets at beginning of year           656,574   610,109   602,683 1,095,484  1,051,719 1,008,603   551,041   134,791          -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $630,910   656,574   610,109 1,128,397  1,095,484 1,051,719   502,909   551,041     134,791
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                                           FRANKLIN TECHNOLOGY
                                               FRANKLIN SMALL CAP FUND        SECURITIES FUND          FRANKLIN U.S. GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001       2000       1999    2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $    (519)   (10,384)   (10,041)    (19)        (5)        -    (2,114)   (6,392)   144,300
  Realized gains (losses) on
   investments, net                        (3,021)   176,770    347,241    (329)       (93)        -     3,001    (2,965)     6,118
  Net change in unrealized appreciation
   (depreciation) on investments         (365,325)  (514,056)   472,910  (4,440)    (4,042)        -    25,063   117,591   (167,882)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         (368,865)  (347,670)   810,110  (4,788)    (4,140)        -    25,950   108,234    (17,464)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        39,994    150,525    110,923   1,989      3,078         -     6,890    28,096     35,686
  Transfers between funds                  (7,746)   431,378     56,814   9,855     11,897         -    (8,426)    4,280    118,949
  Surrenders and terminations                (610)   (58,959)   (18,608)      -          -         -   (11,802)  (28,054)    (4,133)
  Policy loan transactions                 (1,611)    (7,636)    (7,020)      -          -         -    (2,264)    1,972     (5,749)
  Other transactions (note 2)             (24,472)  (103,527)   (66,249)   (993)    (1,290)        -    (6,890)  (27,533)   (31,127)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                   5,555    411,781     75,860  10,851     13,685        -    (22,492)  (21,239)   113,626
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (363,310)    64,111    885,970   6,063      9,545         -     3,458    86,995     96,162
Net assets at beginning of year         1,759,841  1,695,730    809,760   9,545          -         - 1,091,393 1,004,398    908,236
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $1,396,531  1,759,841  1,695,730  15,608      9,545         - 1,094,851 1,091,393  1,004,398
====================================================================================================================================


            See accompanying notes to unaudited financial statements.

                                       24

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999

                                                   FRANKLIN VALUE                FRANKLIN ZERO                 FRANKLIN ZERO
                                                   SECURITIES FUND             COUPON FUND - 2000            COUPON FUND - 2005
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $   (19)      (37)       (4)        -     26,157    54,800      (754)   (2,703)    44,776
  Realized gains (losses)
   on investments, net                         12       (63)       (5)        -      9,896     9,749     4,277    12,763      4,008
  Net change in unrealized appreciation
   (depreciation) on investments              535     1,233      (203)        -    (22,160)  (56,550)   10,051    31,059    (74,447)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                              528     1,133      (212)        -     13,893     7,999    13,574    41,119    (25,663)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                            54        25         -         -          -         -         -         -          -
  Transfers between funds                  12,646    (1,755)    2,985         -   (313,038)        -         -   (11,096)         -
  Surrenders and terminations                   -       (88)        -         -    (49,071)        -   (18,203)        -          -
  Policy loan transactions                      -         -         -         -       (176)   (5,480)        -         -          -
  Other transactions (note 2)                (158)      (72)      (60)        -     (2,865)   (3,818)     (982)   (3,850)    (4,393)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                  12,542    (1,890)    2,925         -   (365,150)   (9,298)  (19,185)  (14,946)    (4,393)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          13,070      (757)    2,713         -   (351,257)   (1,299)   (5,611)   26,173    (30,056)
Net assets at beginning of year             5,054     5,811     3,098         -    351,257   352,556   387,085   360,912    390,968
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $18,124     5,054     5,811         -          -   351,257   381,474   387,085    360,912
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999
                                                   FRANKLIN ZERO                MUTUAL DISCOVERY              MUTUAL SHARES
                                                 COUPON FUND - 2010             SECURITIES FUND              SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $    (914)   (3,128)   67,059    (1,034)    11,248     9,330    (2,233)   21,704     21,398
  Realized gains (losses)
  on investments, net                         111     6,500     4,998     2,284     10,104     1,014     2,885    42,386     57,630
  Net change in unrealized appreciation
   (depreciation) on investments           21,105    65,817  (146,933)   (5,206)    28,641    87,371    31,550    47,863     58,050
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           20,302    69,189   (74,876)   (3,956)    49,993    97,715    32,202   111,953    137,078
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                            11        11         -       699      2,010         -    19,277    71,550     85,752
  Transfers between funds                      (1)        4    17,617     1,107    (40,606)   47,820   (10,551) (198,835)   (66,613)
  Surrenders and terminations                   -         -         -         -       (409)        -      (596)   (8,995)   (53,521)
  Policy loan transactions                      -      (224)     (211)        -       (272)     (184)   (3,533)   21,945        639
  Other transactions (note 2)              (1,611)   (5,867)   (7,354)   (2,200)    (9,859)   (8,537)  (12,949)  (43,572)   (51,904)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting
 from policy transactions                  (1,601)   (6,076)   10,052      (394)   (49,136)   39,099    (8,352) (157,907)   (85,647)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          18,701    63,113   (64,824)   (4,350)       857   136,814    23,850   (45,954)    51,431
Net assets at beginning of year           454,476   391,363   456,187   547,795    546,938   410,124 1,044,113 1,090,067  1,038,636
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $473,177   454,476   391,363   543,445    547,795   546,938 1,067,963 1,044,113  1,090,067
====================================================================================================================================

            See accompanying notes to unaudited financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                   TEMPLETON ASSET           TEMPLETON DEVELOPING                 TEMPLETON
                                                   STRATEGY FUND            MARKETS SECURITIES FUND    GLOBAL INCOME SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net            $ (376)   (1,445)   15,532      (348)     3,958     3,388      (205)   (1,216)    16,088
  Realized gains (losses) on
   investments, net                            (3)     (116)   16,879    (8,269)   (15,322)  (36,364)   (1,080)   (2,572)   (19,414)
  Net change in unrealized appreciation
   (depreciation) on investments          (16,399)   (3,389)  (16,541)  (39,669)  (242,509)  329,456    (2,378)    8,475     (9,989)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          (16,778)   (4,950)   15,870   (48,286)  (253,873)  296,480    (3,663)    4,687    (13,315)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                           246       750     1,388    23,488    113,505   121,799     6,794    30,890     40,576
  Transfers between funds                     114      (151)        -     5,280    (91,761)   12,846   (10,598)  (34,319)    (6,299)
  Surrenders and terminations                   -      (374)        -    (8,315)   (15,660)  (58,096)     (663)  (14,000)    (6,067)
  Policy loan transactions                      -      (299)     (249)   (1,885)   (10,671)   (5,057)     (995)     (915)    (5,426)
  Other transactions (note 2)                (709)   (4,124)   (4,265)  (10,487)   (48,263)  (58,605)   (3,945)  (15,580)   (18,386)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                    (349)   (4,198)   (3,126)    8,081    (52,850)   12,887    (9,407)  (33,924)     4,398
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         (17,127)   (9,148)   12,744   (40,205)  (306,723)  309,367   (13,070)  (29,237)    (8,917)
Net assets at beginning of year           242,194   251,342   238,598   566,104    872,827   563,460   151,181   180,418    189,335
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $225,067   242,194   251,342   525,899    566,104   872,827   138,111   151,181    180,418
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                               TEMPLETON GROWTH       TEMPLETON INTERNATIONAL    TEMPLETON INTERNATIONAL
                                                SECURITIES FUND           SECURITIES FUND        SMALLER COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001       2000       1999      2001        2000       1999     2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $ (3,671)    30,666     20,421     (4,229)   (10,653)    97,849      (30)      338     481
  Realized gains (losses)
  on investments, net                      (4,700)   290,117    371,008    (11,829)   506,811    267,590       (9)     (863)    (73)
  Net change in unrealized appreciation
   (depreciation) on investments         (109,341)  (296,523)    30,632   (200,296)  (622,167)    89,659   (1,510)     (828)  4,391
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         (117,712)    24,260    422,061   (216,354)  (126,009)   455,098   (1,549)   (1,353)  4,799
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        64,467    295,194    303,315     53,538    258,394    311,731       94       197       -
  Transfers between funds                 (13,065)  (156,944)   521,326    250,944   (215,971)   (29,725)      (1)   (4,945) 16,263
  Surrenders and terminations             (26,440)   (44,456)   (97,718)   (16,385)   (61,698)  (170,512)       -        (9)      -
  Policy loan transactions                (18,807)     3,884    (20,511)    (8,308)    13,375    (30,248)       -         -       -
  Other transactions (note 2)             (43,530)  (168,698)  (160,767)   (32,817)  (140,472)  (155,117)    (344)     (667)   (481)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
 from policy transactions                 (37,375)   (71,020)   545,645    246,972   (146,372)   (73,871)    (251)   (5,424) 15,782
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (155,087)   (46,760)   967,706     30,618   (272,381)   381,227   (1,800)   (6,777) 20,581
Net assets at beginning of year         2,704,317  2,751,077  1,783,371  1,935,711  2,208,092  1,826,865   31,907    38,684  18,103
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $2,549,230  2,704,317  2,751,077  1,966,329  1,935,711  2,208,092   30,107    31,907  38,684
====================================================================================================================================


            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                TEMPLETON PACIFIC                 USALLIANZ                       USALLIANZ
                                             GROWTH SECURITIES FUND      VIP DIVERSIFIED ASSETS FUND           VIP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2001      2000      1999      2001       2000      1999      2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $   7,191       409       290       258       (519)        -         -         -          -
  Realized gains (losses)
   on investments, net                   (129,292)  (13,042)  (38,203)       (5)       153         -        (1)        -          -
  Net change in unrealized appreciation
   (depreciation) on investments           94,253   (92,072)  140,678    (1,078)      (504)        -       (80)        -          -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          (27,848) (104,705)  102,765      (825)      (870)        -       (81)        -          -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        11,838    69,233    73,542       499        359         -        80         -          -
  Transfers between funds                (264,672)  (69,227)   38,598       639      5,476         -       826         -          -
  Surrenders and terminations              (4,465)  (10,627)   (7,288)        -          -         -         -         -          -
  Policy loan transactions                     (1)     (211)   (1,853)        -     22,905         -         -         -          -
  Other transactions (note 2)              (7,366)  (33,466)  (38,569)     (234)      (470)        -       (14)        -          -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting
 from policy transactions                (264,666)  (44,298)   64,430       904     28,270         -       892         -          -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (292,514) (149,003)  167,195        79     27,400         -       811         -          -
Net assets at beginning of year           292,514   441,517   274,322    27,400          -         -         -         -          -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $       -   292,514   441,517    27,479     27,400         -      $811         -          -
====================================================================================================================================

            See accompanying notes to unaudited financial statements.



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MARCH 31, 2001 (UNAUDITED), AND DECEMBER 31, 2000, AND 1999


                                                                                                    TOTAL ALL FUNDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 2001         2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net                                                           $   (10,402)     533,219      1,228,608
  Realized gains (losses) on investments, net                                                (204,703)   2,119,697      1,630,812
  Net change in unrealized appreciation
   (depreciation) on investments                                                           (1,286,280)  (3,044,763)       127,167
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                                                           (1,501,385)    (391,847)     2,986,587
----------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                                                                           492,605    2,076,289      3,544,006
  Transfers between funds                                                                      (1,364)       1,827       (314,715)
  Surrenders and terminations                                                                (192,702)    (795,233)      (939,134)
  Policy loan transactions                                                                    (99,608)     104,581       (322,304)
  Other transactions (note 2)                                                                (315,786)  (1,234,383)    (1,224,179)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from policy transactions                                                                    (116,855)     153,081        743,674
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                          (1,618,240)    (238,766)     3,730,261
Net assets at beginning of year                                                            24,583,102   24,826,081     21,095,820
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                 $22,964,862   24,587,315     24,826,081
==================================================================================================================================


            See accompanying notes to unaudited financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements
March 31, 2001 (unaudited)


1. ORGANIZATION

Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). The Variable Account was established on May 31, 1985 and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account, are not chargeable with liabilities that arise from any other business which Allianz Life may conduct.

The Variable Account's sub-accounts may invest, at net asset values, in one or more of select portfolios of the following investment advisers in accordance with the selection made by the contract owner. Not all portfolios are available as investment options for the products which comprise the Variable Account. The investment advisers for each portfolio are listed in the following table.

Portfolio                                        Investment Adviser
---------------------------------------------------------------------------
AIM V.I. Growth Fund                             AIM Advisors, Inc.
Alger American Growth Portfolio                  Fred Alger Management, Inc.
Alger American Leveraged AllCap Portfolio        Fred Alger Management, Inc.
Franklin Aggressive Growth Securities Fund       Franklin Advisers, Inc.
Franklin Global Communications Securities Fund   Franklin Advisers, Inc.
Franklin Global Health Care Securities Fund      Franklin Advisers, Inc.
Franklin Growth and Income Securities Fund       Franklin Advisers, Inc.
Franklin High Income Fund                        Franklin Advisers, Inc.
Franklin Income Securities Fund                  Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund        Franklin Advisers, Inc.
Franklin Money Market Fund                       Franklin Advisers, Inc.
Franklin Natural Resources Securities Fund       Franklin Advisers, Inc.
Franklin Real Estate Fund                        Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund        Franklin Advisory Services, LLC
Franklin S&P 500 Index Fund                      Franklin Advisers, Inc.
Franklin Small Cap Fund                          Franklin Advisers, Inc.
Franklin Technology Securities Fund              Franklin Advisers, Inc.
Franklin U.S. Government Fund                    Franklin Advisers, Inc.
Franklin Value Securities Fund                   Franklin Advisory Services, LLC
Franklin Zero Coupon Fund-- 2005                 Franklin Advisers, Inc.
Franklin Zero Coupon Fund-- 2010                 Franklin Advisers, Inc.
Mutual Discovery Securities Fund                 Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund                    Franklin Mutual Advisers, LLC
Templeton Asset Strategy Fund                    Templeton Global Advisors Limited
Templeton Developing Markets Securities Fund     Templeton Asset Management Ltd.
Templeton Global Income Securities Fund          Franklin Advisers, Inc.
Templeton Growth Securities Fund                 Templeton Global Advisors Limited
Templeton International Securities Fund          Franklin Advisers, Inc.
Templeton International Smaller Companies Fund   Templeton Investment Counsel, Inc.
USAllianz VIP Diversified Assets Fund *          Allianz of America, Inc.
USAllianz VIP Fixed Income Fund *                Allianz of America, Inc.
USAllianz VIP Growth Fund *                      Allianz of America, Inc.

* Portfolio contains class 2 shares which assess 12b-1 fees.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Investments of the Variable Account are valued daily at market value using net asset values provided by AIM Variable Insurance Funds, Inc., The Alger American Fund, the Franklin Templeton Variable Insurance Products Trust, and the USAllianz Variable Insurance Products Trust.

Realized investment gains include realized gain distributions received from the respective portfolios and gains on the sale of portfolio shares as determined by the average cost method. Realized gain distributions are reinvested in the respective portfolios. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and are recorded as income to the Variable Account on the ex-dividend date.

A Fixed Account investment option is available to variable universal life policy owners. This account is comprised of equity and fixed income investments which are part of the general assets of Allianz Life. The liabilities of the Fixed Account are part of the general obligations of Allianz Life and are not included in the Variable Account. The guaranteed minimum rate of return on the Fixed Account is 3 %.

The Franklin Aggressive Growth Securities Fund and Franklin Technology Securities Fund were added as available investment options on May 1, 2000. On November 12, 1999, the AIM VI Growth Fund, Alger American Growth Fund, Alger American Leveraged AllCap Fund, Franklin S&P 500 Index Fund, USAllianz VIP Diversified Assets Fund, USAllianz VIP Fixed Income Fund, and USAllianz VIP Growth Fund were added as available investment options.

The Franklin Zero Coupon Fund -- 2000 and the Templeton Pacific Growth Fund were closed on December 15, 2000 and March 29, 2001, respectively.

During the years ended December 31, 2000 and 1999, several portfolios changed their name as summarized, with the effective date of the change, in the following table.

Current Portfolio                                    Prior Portfolio Name                      Effective Date
Franklin Global Communications Securities Fund       Franklin Global Utilities Securities Fund November 15, 1999
Franklin Real Estate Fund                            Franklin Real Estate Securities Fund      November 15, 1999
Franklin Rising Dividends Securities Fund            Franklin Rising Dividends Fund            November 15, 1999
Franklin U.S. Government Fund                        Franklin U.S. Government Securities Fund  November 15, 1999
Franklin Large Cap Growth Securities Fund            Franklin Capital Growth Fund              December 15, 1999
Franklin Growth and Income Securities Fund           Franklin Growth and Income Fund           May 1, 2000
Templeton Asset Strategy Fund                        Templeton Global Asset Allocation Fund    May 1, 2000
Templeton Developing Markets Securities Fund         Templeton Developing Markets Equity Fund  May 1, 2000
Templeton Growth Securities Fund                     Templeton Global Growth Fund              May 1, 2000
Templeton International Securities Fund              Templeton International Equity Fund       May 1, 2000
Templeton Pacific Growth Securities Fund             Templeton Pacific Growth Fund             May 1, 2000

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

ASSET BASED EXPENSES
A mortality and expense risk charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .60% of the daily net assets of the Variable Account.

An administrative charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .15% of the daily net assets of the Variable Account.


CONTRACT BASED EXPENSES
A cost of insurance charge is deducted against each policy by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total cash surrender value). Total cost of insurance charges paid by the policy owners for the period ended March 31, 2001 (unaudited), and the years ended December 31, 2000, and 1999 were $238,315, $1,042,625, and $1,024,902, respectively.

A deferred issue charge is deducted annually, at the end of the policy year, from each single premium variable life policy for the first ten policy years by liquidating units. The amount of the charge is 7% of the single premium consisting of 2.5% for premium taxes, 4% for sales charge and .5% for policy issue charge (in the State of California, 2.35%, 4.15% and .5%, respectively). If the policy is surrendered before the full amount is collected, the uncollected portion of this charge is deducted from the account value. Total deferred issue charges paid by the policy owners for the period ended March 31, 2001 (unaudited), and the years ended December 31, 2000, and 1999 were $11,033, $48,565, and $42,540, respectively.

A policy charge is deducted on each monthly anniversary date from each variable universal life policy by liquidating units. The amount of the charge is equal to 2.5% of each premium payment for premium taxes plus $20 per month for the first policy year and $9 per month guaranteed thereafter. Currently, Allianz Life has agreed to voluntarily limit the charge to $5 per month after the first policy year. Total policy charges paid by the policy owners for the period ended March 31, 2001 (unaudited), and the years ended December 31, 2000, and 1999 were $35,919, $143,193, and $167,757, respectively.

Twelve free transfers are permitted each contract year. Thereafter, the fee is the lesser of $25 or 2% of the amount transferred. No transfer charges were paid by the policy owners during the period ended March 31, 2001 or the years ended December 31, 2000, and 1999, respectively. Net transfers (to)/from the Fixed Account during the period ended March 31, 2001 (unaudited) and the years ended December 31, 2000, and 1999 were ($1,364), $1,827, and ($314,715), respectively.

The cost of insurance, deferred issue, policy and transfer charges paid are reflected in the Statements of Changes in Net Assets as Other transactions.


3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of, and are taxed with, operations of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code.

Allianz Life does not expect to incur any federal income taxes in the operation of the Variable Account. If, in the future, Allianz Life determines that the Variable Account may incur federal income taxes, it may then assess a charge against the Variable Account for such taxes.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the period ended March 31, 2001 (unaudited) are as follows.

                                                      COST OF    PROCEEDS FROM
PORTFOLIO                                            PURCHASES       SALES
------------------------------------------------------------------------------

AIM V.I. Growth Fund                                  $12,310          $923
Alger American Growth Portfolio                         6,072         1,346
Alger American Leveraged AllCap Portfolio               9,520         1,049
Franklin Aggressive Growth Securities Fund             12,446           135
Franklin Global Communications Securities Fund         20,855        96,457
Franklin Global Health Care Securities Fund            36,005         1,689
Franklin Growth and Income Securities Fund             95,567        52,180
Franklin High Income Fund                               4,511        40,932
Franklin Income Securities Fund                        37,075        53,892
Franklin Large Cap Growth Securities Fund              24,393        34,930
Franklin Money Market Fund                            121,446       251,325
Franklin Natural Resources Securities Fund            115,200         8,386
Franklin Real Estate Fund                               5,285        28,222
Franklin Rising Dividends Securities Fund              61,960        21,459
Franklin S&P 500 Index Fund                            23,023         2,436
Franklin Small Cap Fund                                31,340        25,787
Franklin Technology Securities Fund                    11,601           749
Franklin U.S. Government Fund                          29,785        52,276
Franklin Value Securities Fund                         12,690           148
Franklin Zero Coupon Fund - 2005                            -        19,186
Franklin Zero Coupon Fund - 2010                           11         1,611
Mutual Discovery Securities Fund                       15,508        15,904
Mutual Shares Securities Fund                          10,971        19,323
Templeton Asset Strategy Fund                             323           672
Templeton Developing Markets Securities Fund           31,745        23,664
Templeton Global Income Securities Fund                 4,329        13,736
Templeton Growth Securities Fund                       27,455        64,831
Templeton International Securities Fund               284,287        37,317
Templeton International Smaller Companies  Fund            69           320
Templeton Pacific Growth Securities Fund               13,451       275,237
USAllianz VIP Diversified Assets Fund                   1,400           202
USAllianz VIP Growth Fund                                 903            12

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

5. POLICY TRANSACTIONS - UNIT ACTIVITY

Transactions in units for each fund for the period ended March 31, 2001
(unaudited) and the year ended December 31, 2000, and 1999, were as follows:
                                                     ALGER   FRANKLIN       FRANKLIN     FRANKLIN    FRANKLIN
                                   AIM     ALGER  AMERICAN AGGRESSIVE         GLOBAL       GLOBAL  GROWTH AND  FRANKLIN    FRANKLIN
                                  V.I.  AMERICAN LEVERAGED     GROWTH COMMUNICATIONS  HEALTH CARE      INCOME      HIGH      INCOME
                                GROWTH    GROWTH    ALLCAP SECURITIES     SECURITIES   SECURITIES  SECURITIES    INCOME  SECURITIES
                                  FUND PORTFOLIO PORTFOLIO       FUND           FUND         FUND        FUND      FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 1998                   -         -         -          -         50,549          776      67,901    67,218      61,071
Policy transactions:
 Purchase payments                   6        27        24          -          2,513            -       9,794     1,690       7,313
 Transfers between funds         9,424    10,207       546          -          2,372        4,350       3,569   (13,852)     (9,019)
 Surrenders and terminations         -         -         -          -         (2,487)           -      (3,906)     (778)     (5,700)
 Policy loan transactions            -         -         -          -         (1,632)           -        (776)    4,472      (1,326)
 Other transactions                 (2)       (7)       (3)         -         (1,783)        (176)     (4,992)   (1,561)     (3,782)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             9,428    10,227       567          -         (1,017)       4,174       3,689   (10,029)    (12,514)
-----------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at
  December 31, 1999              9,428    10,227       567          -         49,532        4,950      71,590    57,189      48,557
===================================================================================================================================

Policy transactions:
 Purchase payments               3,057     2,401     2,585          -          2,534          670       7,352     1,335       4,725
 Transfers between funds        16,754     9,105    14,072         21          3,840        7,097      (8,380)     (324)     (8,608)
 Surrenders and terminations       (61)     (113)       (8)         -         (1,346)          (2)     (2,009)     (839)     (2,375)
 Policy loan transactions        4,191     4,417      (315)         -           (340)        (155)       (305)      (85)        152
 Other transactions             (1,262)   (1,042)   (1,072)        (6)        (2,139)        (390)     (4,095)   (1,296)     (2,578)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions            22,679    14,768    15,262         15          2,549        7,220      (7,437)   (1,209)     (8,684)
-----------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at
  December 31, 2000             32,107    24,995    15,829         15         52,081       12,170      64,153    55,980      39,873
===================================================================================================================================

Policy transactions:
 Purchase payments               1,887       880       862         41          1,100          201       1,685       305         981
 Transfers between funds           316         8       583         87         (2,128)       2,380       1,189    (1,212)        748
 Surrenders and terminations         -         -         -          -           (623)           -        (650)     (142)     (1,056)
 Policy loan transactions            8         7         6          -           (413)           2        (300)     (160)       (618)
 Other transactions               (549)     (368)     (424)       (24)          (693)        (168)       (962)     (393)       (616)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             1,662       527     1,027        104         (2,757)       2,415         962    (1,602)       (561)
-----------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at
  March 31, 2001 (unaudited)    33,769    25,522    16,856        119         49,324       14,585      65,115    54,378      39,312
===================================================================================================================================



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)
                              FRANKLIN             FRANKLIN                 FRANKLIN
                             LARGE CAP  FRANKLIN    NATURAL  FRANKLIN         RISING     FRANKLIN    FRANKLIN   FRANKLIN   FRANKLIN
                                GROWTH     MONEY  RESOURCES      REAL      DIVIDENDS      S&P 500       SMALL TECHNOLOGY       U.S.
                            SECURITIES    MARKET SECURITIES    ESTATE     SECURITIES        INDEX         CAP SECURITIES GOVERNMENT
                                  FUND      FUND       FUND      FUND           FUND         FUND        FUND       FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 1998              20,496   112,248    13,373     22,103         45,571            -      54,335         -      38,233
Policy transactions:
 Purchase payments                 121    63,552       994      3,616          7,371           18       6,412         -       1,517
 Transfers between funds        24,283   (88,436)   13,577      1,406          7,234       12,857       2,514         -       5,003
 Surrenders and terminations         -      (303)     (385)    (1,034)        (2,659)           -      (1,091)        -        (178)
 Policy loan transactions            -   (12,282)     (121)      (148)          (360)           -        (330)        -        (245)
 Other transactions               (541)   (2,142)     (648)    (1,924)        (4,136)          (8)     (3,631)        -      (1,327)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions            23,863   (39,611)   13,417      1,916          7,450       12,867       3,874         -       4,770
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 1999             44,359    72,637    26,790     24,019         53,021       12,867      58,209         -      43,003
====================================================================================================================================

Policy transactions:
 Purchase payments               1,343     5,915       713      2,272          5,536        3,642       5,132       282       1,160
 Transfers between funds        13,772     2,914    (3,207)    (4,323)        (6,292)      43,825      13,434     1,110         174
 Surrenders and terminations      (505)  (10,521)     (332)      (718)        (2,458)        (118)     (1,717)        -      (1,177)
 Policy loan transactions         (209)    1,024       (51)       (58)          (317)        (243)       (260)        -          79
 Other transactions             (1,367)   (1,870)     (816)    (1,455)        (3,523)      (2,075)     (3,530)     (126)     (1,137)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions            13,034    (2,538)   (3,693)    (4,282)        (7,054)      45,031      13,059     1,266        (901)
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 2000             57,393    70,099    23,097     19,737         45,967       57,898      71,268     1,266      42,102
====================================================================================================================================

Policy transactions:
 Purchase payments                 433     1,147        75        382          1,072        1,024       1,730       325         262
 Transfers between funds          (595)   (8,023)    7,079       (434)         2,037        2,019        (457)    1,533        (345)
 Surrenders and terminations         -      (430)     (182)      (131)          (293)           -         (28)        -        (453)
 Policy loan transactions            3         -        (6)      (188)          (224)          11         (75)        -         (85)
 Other transactions               (486)     (407)     (155)      (321)          (833)        (787)     (1,067)     (153)       (262)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions              (645)   (7,713)    6,811       (692)         1,759        2,267         103     1,705        (883)
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  March 31, 2001 (unaudited)    56,748    62,386    29,908     19,045         47,726       60,165      71,371     2,971      41,219
===================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)
                                        FRANKLIN  FRANKLIN   FRANKLIN                                          TEMPLETON  TEMPLETON
                              FRANKLIN      ZERO      ZERO       ZERO         MUTUAL       MUTUAL   TEMPLETON DEVELOPING     GLOBAL
                                 VALUE    COUPON    COUPON     COUPON      DISCOVERY       SHARES       ASSET    MARKETS     INCOME
                            SECURITIES      FUND      FUND       FUND     SECURITIES   SECURITIES    STRATEGY SECURITIES SECURITIES
                                  FUND    - 2000    - 2005     - 2010           FUND         FUND        FUND       FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 1998                 399    13,016    11,778     11,597         36,029       86,534      17,144    70,793      10,487
Policy transactions:
Purchase payments                    -         -         -          -              -        6,655          97    12,797       2,351
Transfers between funds            351         -         -         36          3,795       (4,569)          -      (292)       (416)
Surrenders and terminations          -         -         -          -              -       (3,954)          -    (5,532)       (354)
Policy loan transactions             -      (200)        -         (6)           (15)          44         (17)     (539)       (312)
 Other transactions                 (8)     (140)     (139)      (205)          (694)      (4,023)       (302)   (5,779)     (1,070)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions               343      (340)     (139)      (175)         3,086       (5,847)       (222)      655          199
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 1999                742    12,676    11,639     11,422         39,115       80,687      16,922    71,448      10,686
====================================================================================================================================

Policy transactions:
Purchase payments                    3         -         -          -            133        5,167          52    11,310       1,863
Transfers between funds           (207)  (10,857)     (347)         -         (2,803)     (15,201)        (10)   (9,182)     (2,073)
Surrenders and terminations        (10)   (1,716)        -          -            (28)        (646)        (26)   (1,608)       (833)
Policy loan transactions             -        (6)        -         (6)           (18)       1,669         (22)   (1,007)        (55)
 Other transactions                 (9)      (97)     (118)      (159)          (663)      (3,142)       (291)   (4,733)       (939)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions              (223)  (12,676)     (465)      (165)        (3,379)     (12,153)       (297)   (5,220)     (2,037)
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 2000                519         -    11,174     11,257         35,736       68,534      16,625    66,228       8,649
====================================================================================================================================

Policy transactions:
Purchase payments                    5         -         -          -             45        1,224          17     2,678         390
Transfers between funds          1,258         -         -          -             27         (644)          8       377        (613)
Surrenders and terminations          -         -      (522)         -              -          (39)          -    (1,022)        (38)
Policy loan transactions             -         -         -          -              -         (224)          -      (204)        (56)
 Other transactions                (16)        -       (27)       (39)          (143)        (818)        (49)   (1,196)       (226)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             1,247         -      (549)       (39)           (71)        (501)        (24)      633        (543)
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  March 31, 2001 (unaudited)     1,766         -    10,625     11,218         35,665       68,033      16,601    66,861       8,106
====================================================================================================================================



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)
                                                            TEMPLETON   TEMPLETON     USALLIANZ
                              TEMPLETON      TEMPLETON  INTERNATIONAL     PACIFIC           VIP    USALLIANZ    USALLIANZ
                                 GROWTH  INTERNATIONAL        SMALLER      GROWTH   DIVERSIFIED    VIP FIXED          VIP     TOTAL
                             SECURITIES     SECURITIES      COMPANIES  SECURITIES        ASSETS       INCOME       GROWTH       ALL
                                   FUND           FUND           FUND        FUND          FUND         FUND         FUND     FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 1998              109,847         94,761          1,899      32,474             -            -            - 1,050,632
Policy transactions:
 Purchase payments               17,440         15,075              -       7,406             -            -            -   166,789
 Transfers between funds         29,397         (1,898)         1,448       2,890             -            -            -    16,777
 Surrenders and terminations     (5,394)        (8,060)             -        (672)            -            -            -   (42,487)
 Policy loan transactions        (1,166)        (1,465)             -        (168)            -            -            -   (16,592)
 Other transactions              (9,072)        (7,285)           (46)     (3,497)            -            -            -   (58,923)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             31,205         (3,633)         1,402       5,959             -            -            -    65,564
-----------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 1999             141,052         91,128          3,301      38,433             -            -            - 1,116,196
====================================================================================================================================

Policy transactions:
 Purchase payments               15,727         11,396             17       7,188            36            -            -   103,546
 Transfers between funds         (8,316)        (9,529)          (490)     (6,552)          361            -            -    29,778
 Surrenders and terminations     (2,401)        (2,727)            (1)     (1,086)            -            -            -   (35,381)
 Policy loan transactions           230            576              -         (30)        2,269            -            -    11,125
 Other transactions              (8,981)        (6,191)           (56)     (3,415)          (45)           -            -   (58,618)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             (3,741)        (6,475)          (530)     (3,895)        2,621            -            -    50,450
-----------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  December 31, 2000             137,311         84,653          2,771      34,538         2,621            -            - 1,166,646
====================================================================================================================================

Policy transactions:
 Purchase payments                3,304          2,429              8       1,426            48            -           10    25,976
 Transfers between funds           (657)        12,202              -     (34,552)           62            -           94   (17,653)
 Surrenders and terminations     (1,402)          (775)             -        (529)            -            -            -    (8,315)
 Policy loan transactions          (945)          (374)             -          (2)            -            -            -    (3,837)
 Other transactions              (2,225)        (1,482)           (30)       (881)          (22)           -           (2)  (15,824)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in units resulting from
 policy transactions             (1,925)        12,000            (22)    (34,538)           88            -          102   (19,653)
------------------------------------------------------------------------------------------------------------------------------------

 Units outstanding at
  March 31, 2001 (unaudited)    135,386         96,653          2,749           -         2,709            -          102 1,146,993
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


6. UNIT VALUES

A summary of units outstanding, unit values, and total return for variable life contracts and the expense ratios, for the period ended March 31, 2001
(unaudited) and each of the five years in the period ended December 31, 2000 follows:
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. GROWTH FUND
March 31, 2001 (unaudited)                                   33,769       $ 6.341          -27.6% $ 214,122     0.75%**
December 31,
 2000                                                        32,107         8.755          -21.1    281,091     0.75
 19991                                                        9,428        11.094           10.9    104,588     0.75

ALGER AMERICAN GROWTH PORTFOLIO
March 31, 2001 (unaudited)                                   25,522         8.193          -11.4    209,102     0.75**
December 31,
 2000                                                        24,995         9.247          -15.4    231,121     0.75
 19991                                                       10,227        10.932            9.3    111,793     0.75

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
March 31, 2001 (unaudited)                                   16,856         7.359          -19.0    124,055     0.75**
December 31,
 2000                                                        15,829         9.081          -25.4    143,758     0.75
 19991                                                          567        12.171           21.7      6,903     0.75

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND
March 31, 2001 (unaudited)                                      119         5.581          -26.1        663     0.75**
December 31,
 2000                                                            15         7.552          -24.5        110     0.75

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
March 31, 2001 (unaudited)                                   49,324        24.773          -22.0  1,221,943     0.75**
December 31,
 2000                                                        52,081        31.777          -33.4  1,655,019     0.75
 1999                                                        49,532        47.679           38.4  2,362,390     0.75
 1998                                                        50,549        34.456           10.4  1,741,751     0.75
 1997                                                        51,056        31.223           25.8  1,594,097     0.75
 1996                                                        54,519        24.816            6.3  1,352,938     0.75

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
March 31, 2001 (unaudited)                                   14,585        13.322          -20.0    194,290     0.75**
December 31,
 2000                                                        12,170        16.650           71.3    202,629     0.75
 1999                                                         4,950         9.720           -8.8     48,117     0.75
 19982                                                          776        10.656            6.6      8,265     0.75



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN GROWTH AND INCOME SECURITIES FUND
March 31, 2001 (unaudited)                                   65,115      $ 47.862           -4.8%  $ 3,116,518    0.75%**
December 31,
 2000                                                        64,153        50.297           17.1     3,226,650     0.75
 1999                                                        71,590        42.947            0.4     3,074,550     0.75
 1998                                                        67,901        42.797            7.5     2,905,941     0.75
 1997                                                        58,217        39.803           26.8     2,317,193     0.75
 1996                                                        54,351        31.393           13.3     1,706,254     0.75

FRANKLIN HIGH INCOME FUND
March 31, 2001 (unaudited)                                   54,378        22.414            6.4     1,218,760     0.75**
December 31,
 2000                                                        55,980        21.074          -13.7     1,179,701     0.75
 1999                                                        57,189        24.406           -0.8     1,395,748     0.75
 1998                                                        67,218        24.606            0.2     1,653,951     0.75
 1997                                                        74,683        24.565           10.7     1,834,614     0.75
 1996                                                        84,503        22.188           13.0     1,874,953     0.75

FRANKLIN INCOME SECURITIES FUND
March 31, 2001 (unaudited)                                   39,312        29.582            0.2     1,162,874     0.75**
December 31,
 2000                                                        39,873        29.536           18.9     1,177,665     0.75
 1999                                                        48,557        24.846           -2.5     1,206,414     0.75
 1998                                                        61,071        25.496            0.9     1,557,015     0.75
 1997                                                        47,169        25.273           16.2     1,192,087     0.75
 1996                                                        39,985        21.747           10.4       869,551     0.75

FRANKLIN LARGE CAP GROWTH SECURITIES FUND
 March 31, 2001 (unaudited)                                  56,748        20.136           -7.4     1,142,655     0.75**
 December 31,
 2000                                                        57,393        21.734            5.0     1,247,375     0.75
 1999                                                        44,359        20.706           30.7       918,500     0.75
 1998                                                        20,496        15.847           19.4       324,793     0.75
 1997                                                         7,386        13.273           17.4        98,032     0.75
 19963                                                          391        11.303           13.0         4,418     0.75

FRANKLIN MONEY MARKET FUND
March 31, 2001 (unaudited)                                   62,386        18.762            1.2     1,170,482     0.75**
December 31,
 2000                                                        70,099        18.548            5.2     1,300,193     0.75
 1999                                                        72,637        17.638            4.0     1,281,162     0.75
 1998                                                       112,248        16.964            4.4     1,904,136     0.75
 1997                                                        43,767        16.244            4.5       710,942     0.75
 1996                                                        46,930        15.550            4.4       729,749     0.75



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN NATURAL RESOURCES SECURITIES FUND
March 31, 2001 (unaudited)                                   29,908      $ 15.816           -4.9% $ 472,976     0.75%**
December 31,
 2000                                                        23,097        16.631           35.5    384,061     0.75
 1999                                                        26,790        12.277           31.3    328,864     0.75
 1998                                                        13,373         9.353          -25.9    125,063     0.75
 1997                                                         8,354        12.629          -19.6    105,493     0.75
 1996                                                         8,152        15.704            3.2    128,017     0.75


FRANKLIN REAL ESTATE FUND
March 31, 2001 (unaudited)                                   19,045        33.127           -0.4    630,910     0.75**
December 31,
 2000                                                        19,737        33.265           31.0    656,574     0.75
 1999                                                        24,019        25.401           -6.8    610,109     0.75
 1998                                                        22,103        27.267          -17.4    602,683     0.75
 1997                                                        19,569        33.025           19.8    646,288     0.75
 1996                                                        12,678        27.568           31.8    349,516     0.75


FRANKLIN RISING DIVIDENDS SECURITIES FUND
March 31, 2001 (unaudited)                                   47,726        23.643           -0.8  1,128,397     0.75**
December 31,
 2000                                                        45,967        23.831           20.1  1,095,484     0.75
 1999                                                        53,021        19.835          -10.4  1,051,719     0.75
 1998                                                        45,571        22.132            6.1  1,008,603     0.75
 1997                                                        31,403        20.855           32.0    654,915     0.75
 1996                                                        19,304        15.795           23.2    304,911     0.75


FRANKLIN S&P 500 INDEX FUND
March 31, 2001 (unaudited)                                   60,165         8.359          -12.2    502,909     0.75**
December 31,
 2000                                                        57,898         9.517           -9.1    551,041     0.75
 19991                                                       12,867        10.476            4.8    134,791     0.75


FRANKLIN SMALL CAP FUND
March 31, 2001 (unaudited)                                   71,371        19.567          -20.8  1,396,531     0.75**
December 31,
 2000                                                        71,268        24.693          -15.2  1,759,841     0.75
 1999                                                        58,209        29.131           95.5  1,695,730     0.75
 1998                                                        54,335        14.903           -1.7    809,760     0.75
 1997                                                        23,599        15.164           16.5    357,841     0.75
 1996                                                         4,338        13.011           28.1     56,436     0.75


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN TECHNOLOGY SECURITIES FUND
March 31, 2001 (unaudited)                                    2,971       $ 5.254          -30.3%  $ 15,608     0.75%**
December 31,
 2000                                                         1,266         7.542          -24.6      9,545     0.75


FRANKLIN U.S. GOVERNMENT FUND
March 31, 2001 (unaudited)                                   41,219        26.561            2.5  1,094,851     0.75**
December 31,
 2000                                                        42,102        25.921           11.0  1,091,393     0.75
 1999                                                        43,003        23.356           -1.7  1,004,398     0.75
 1998                                                        38,233        23.755            6.6    908,236     0.75
 1997                                                        39,400        22.276            8.5    877,698     0.75
 1996                                                        45,204        20.532            2.8    928,142     0.75


FRANKLIN VALUE SECURITIES FUND
March 31, 2001 (unaudited)                                    1,766        10.253            5.5     18,124     0.75**
December 31,
 2000                                                           519         9.720           24.3      5,054     0.75
 1999                                                           742         7.820            0.9      5,811     0.75
 19982                                                          399         7.751          -22.5      3,098     0.75


FRANKLIN ZERO COUPON FUND - 2000
December 31,
 1999                                                        12,676        27.709            2.3    351,257     0.75
 1998                                                        13,016        27.086            6.7    352,556     0.75
 1997                                                        13,796        25.386            6.3    350,230     0.75
 1996                                                        14,687        23.880            1.7    350,723     0.75


FRANKLIN ZERO COUPON FUND - 2005
March 31, 2001 (unaudited)                                   10,625        35.909            3.6    381,474     0.75**
December 31,
 2000                                                        11,174        34.646           11.7    387,085     0.75
 1999                                                        11,639        31.011           -6.6    360,912     0.75
 1998                                                        11,778        33.196           11.7    390,968     0.75
 1997                                                        11,932        29.722           10.5    354,637     0.75
 1996                                                        14,331        26.888           -1.3    385,323     0.75


FRANKLIN ZERO COUPON FUND - 2010
March 31, 2001 (unaudited)                                   11,218        42.181            4.5    473,177     0.75**
December 31,
 2000                                                        11,257        40.376           17.8    454,476     0.75
 1999                                                        11,422        34.265          -12.9    391,363     0.75
 1998                                                        11,597        39.336           13.6    456,187     0.75
 1997                                                        11,826        34.629           15.7    409,523     0.75
 1996                                                        11,896        29.931           -3.4    356,054     0.75



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)

6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
March 31, 2001 (unaudited)                                   35,665      $ 15.237           -0.6% $ 543,445     0.75%**
December 31,
 2000                                                        35,736        15.329            9.6    547,795     0.75
 1999                                                        39,115        13.983           22.8    546,938     0.75
 1998                                                        36,029        11.383           -5.7    410,124     0.75
 1997                                                        29,439        12.072           18.5    355,384     0.75
 19964                                                        4,953        10.190            1.9     50,468     0.75


MUTUAL SHARES SECURITIES FUND
March 31, 2001 (unaudited)                                   68,033        15.697            3.0  1,067,963     0.75**
December 31,
 2000                                                        68,534        15.235           12.8  1,044,113     0.75
 1999                                                        80,687        13.509           12.6  1,090,067     0.75
 1998                                                        86,534        12.002           -0.7  1,038,636     0.75
 1997                                                        75,999        12.082           16.9    918,245     0.75
 19964                                                        8,280        10.339            3.4     85,606     0.75


TEMPLETON ASSET STRATEGY FUND
March 31, 2001 (unaudited)                                   16,601        13.556           -6.9    225,067     0.75**
December 31,
 2000                                                        16,625        14.567           -1.9    242,194     0.75
 1999                                                        16,922        14.852            6.7    251,342     0.75
 1998                                                        17,144        13.917           -0.8    238,598     0.75
 1997                                                        22,230        14.027           10.9    311,809     0.75
 1996                                                        30,332        12.651           18.9    383,721     0.75


TEMPLETON DEVELOPING MARKETS SECURITIES FUND
March 31, 2001 (unaudited)                                   66,861         7.866           -8.0    525,899     0.75**
December 31,
 2000                                                        66,228         8.548          -30.0    566,104     0.75
 1999                                                        71,448        12.217           53.5    872,827     0.75
 1998                                                        70,793         7.959          -22.2    563,460     0.75
 1997                                                        62,109        10.230           -9.4    635,389     0.75
 1996                                                        59,260        11.292           20.7    669,146     0.75


TEMPLETON GLOBAL INCOME SECURITIES FUND
March 31, 2001 (unaudited)                                    8,106        17.037           -2.5    138,111     0.75**
December 31,
 2000                                                         8,649        17.478            3.5    151,181     0.75
 1999                                                        10,686        16.881           -6.5    180,418     0.75
 1998                                                        10,487        18.052            6.3    189,335     0.75
 1997                                                         8,916        16.985            1.7    151,430     0.75
 1996                                                         7,756        16.700            8.8    129,516     0.75

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
March 31, 2001 (unaudited)                                  135,386      $ 18.830           -4.4%$ 2,549,230    0.75%**
December 31,
 2000                                                       137,311        19.695            1.0  2,704,317     0.75
 1999                                                       141,052        19.504           20.1  2,751,077     0.75
 1998                                                       109,847        16.235            8.2  1,783,371     0.75
 1997                                                        85,767        15.010           12.7  1,287,362     0.75
 1996                                                        58,157        13.324           20.4    774,892     0.75


TEMPLETON INTERNATIONAL SECURITIES FUND
March 31, 2001 (unaudited)                                   96,653        20.344          -11.0  1,966,329     0.75**
December 31,
 2000                                                        84,653        22.866           -5.6  1,935,711     0.75
 1999                                                        91,128        24.230           25.7  2,208,092     0.75
 1998                                                        94,761        19.278            4.8  1,826,865     0.75
 1997                                                        78,634        18.400           10.9  1,446,893     0.75
 1996                                                        60,849        16.598           22.0  1,010,009     0.75


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
March 31, 2001 (unaudited)                                    2,749        10.944           -4.9     30,107     0.75**
December 31,
 2000                                                         2,771        11.510           -1.8     31,907     0.75
 1999                                                         3,301        11.717           23.0     38,684     0.75
 1998                                                         1,899         9.528          -12.9     18,103     0.75
 1997                                                         1,139        10.943           -2.2     12,470     0.75
 19963                                                            -        11.194           11.9          -     0.75


TEMPLETON PACIFIC GROWTH SECURITIES FUND
December 31,
 2000                                                        34,538         8.470          -26.3    292,514     0.75
 1999                                                        38,433        11.488           36.0    441,517     0.75
 1998                                                        32,474         8.447          -13.8    274,322     0.75
 1997                                                        29,580         9.798          -36.4    289,825     0.75
 1996                                                        27,810        15.412           10.3    428,593     0.75


USALLIANZ VIP DIVERSIFIED ASSETS FUND
March 31, 2001 (unaudited)                                    2,709        10.149           -3.0     27,479     0.75**
December 31,
 2000                                                         2,621        10.457            2.7     27,400     0.75

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
March 31, 2001 (unaudited)


6. UNIT VALUES (CONTINUED)
                                                                                                                  RATIO OF
                                                                                                                  EXPENSES
                                                              UNITS          UNIT        TOTAL          NET     TO AVERAGE
                                                        OUTSTANDING         VALUE       RETURN***    ASSETS     NET ASSETS*
---------------------------------------------------------------------------------------------------------------------------

USALLIANZ VIP GROWTH FUND
 March 31, 2001 (unaudited)                                     102             -            -          811     0.75**


*    For the year ended December 31, excluding the effect of the expenses of the
     underlying   fund   portfolios   and  the  charges  made  directly  to  the
     policyholder through the redemption of units.

**   Annualized.

***  Total return does not reflect sales charge.

1    Period from November 12, 1999 (fund commencement) to December 31, 1999.

2    Period from May 1, 1998 (fund commencement) to December 31, 1998.

3    Period from May 1, 1996 (fund commencement) to December 31, 1996.

4    Period from November 8, 1996 (fund commencement) to December 31, 1996.

6    Period from May 1, 1995 (fund commencement) to December 31, 1995.


                         ALLIANZ LIFE INSURANCE COMPANY
                                       OF
                         NORTH AMERICA AND SUBSIDIARIES

                     GAAP CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001

                                   (UNAUDITED)

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES


CONSOLIDATED BALANCE SHEET (IN THOUSANDS)


                                                                                                (UNAUDITED)
                                                                                                 MARCH 31,   DECEMBER 31,
Assets                                                                                             2001        2000
                                                                                               ----------------------------
Investments:
 Fixed maturity securities, at fair value                                                       $ 5,903,361 5,590,904
 Equity securities, at fair value                                                                  499,771    600,922
 Mortgage loans on real estate                                                                     569,732    566,547
 Short-term securities                                                                             459,568    309,524
 Policy loans                                                                                       59,251     57,066
 Real estate                                                                                       342,256    333,836
 Options                                                                                            87,814    101,796
 Investment in equity investments                                                                    3,846      3,655
 Loan to affiliate                                                                                 100,000          0
 Other long-term investments                                                                         3,501      3,380
                                                                                               ----------------------------
Total investments                                                                                8,029,100  7,567,630

Cash                                                                                                65,568     41,627
Accrued investment income                                                                           91,494     88,298
Receivables (net of allowance for uncollectible accounts)                                          322,883    309,047
Reinsurance recoverable:
 Funds held on deposit                                                                           1,143,352  1,144,153
 Recoverable on future policy benefit reserves                                                   3,207,189  3,259,954
 Recoverable on unpaid claims                                                                      368,022    358,567
 Receivable on paid claims                                                                          79,912     63,034
Goodwill (net of accumulated amortization)                                                         309,523    312,122
Value of business acquired (net of accumulated amortization)                                       174,169    189,454
Deferred acquisition costs                                                                         980,186    941,511
Home office property and equipment
 (net of accumulated depreciation)                                                                  80,120     52,630
Federal income tax recoverable                                                                           0        652
Other assets                                                                                        67,587     65,815
                                                                                               ----------------------------
        Assets, exclusive of separate account assets                                            14,919,105 14,394,494
Separate account assets                                                                          6,179,020  6,822,883
                                                                                               ----------------------------
Total assets                                                                                   $21,098,125 21,217,377
                                                                                               ============================


ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES


CONSOLIDATED BALANCE SHEET (IN THOUSANDS)



                                                                                                (UNAUDITED)
                                                                                                  MARCH 31,  DECEMBER 31,
Liabilities and stockholder's equity                                                                2001        2000
                                                                                               ----------------------------
Liabilities:
 Future benefit reserves:
  Life                                                                                          $ 2,074,762  2,045,746
  Annuity                                                                                         9,362,669  9,007,312
 Policy and contract claims                                                                         913,098    912,539
 Unearned premiums                                                                                   51,451     48,907
 Reinsurance payable                                                                                196,789    146,826
 Deferred income on reinsurance                                                                     161,278    166,503
 Income taxes payable                                                                                25,101     15,361
 Accrued expenses                                                                                   109,145     90,159
 Commissions due and accrued                                                                         48,879     57,173
 Other policyholder funds                                                                            95,623    136,911
 Amounts drawn in excess of bank balances                                                           108,623     49,247
 Home office mortgage payable                                                                        62,680     37,136
 Other liabilities                                                                                   80,282     65,210
                                                                                               ----------------------------
Liabilities, exclusive of separate account liabilities                                           13,290,380 12,779,030

 Separate account liabilities                                                                     6,179,020  6,822,883
                                                                                               ----------------------------
Total liabilities                                                                                19,469,400 19,601,913
                                                                                               ----------------------------

Stockholder's equity:
 Common stock, $1 par value, 20 million shares
  authorized, issued and outstanding                                                                 20,000     20,000
 Additional paid-in capital                                                                         830,274    830,274
 Retained earnings                                                                                  744,403    738,354
 Accumulated other comprehensive income                                                              34,048     26,836
                                                                                               ----------------------------
Total stockholder's equity                                                                        1,628,725  1,615,464

Total liabilities and stockholder's equity                                                      $21,098,125 21,217,377
                                                                                               ============================


ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS)
(UNAUDITED)
                                                                                                   THREE MONTHS ENDED
                                                                                                         MARCH 31,
                                                                                                       2001     2000
                                                                                               ----------------------------
Revenue:
 Life insurance premiums                                                                          $132,687    100,618
 Other life policy considerations                                                                   13,664     15,525
 Annuity considerations                                                                             44,040     79,947
 Accident and health premiums                                                                      157,289    153,127
                                                                                               ----------------------------
Total premiums and considerations                                                                  347,680    349,217
 Premiums and annuity considerations ceded                                                          71,634    114,357
                                                                                               ----------------------------
Net premiums and considerations                                                                    276,046    234,860
 Investment income, net                                                                             99,261     98,318
 Realized investment gains                                                                           5,915      1,240
 Other                                                                                              20,055     19,677
                                                                                               ----------------------------
Total revenue                                                                                      401,277    354,095
                                                                                               ----------------------------
Benefits and expenses:
 Life insurance benefits                                                                           110,048     91,042
 Annuity benefits                                                                                   81,067    112,095
 Accident and health insurance benefits                                                            117,800     97,521
                                                                                               ----------------------------
Total benefits                                                                                     308,915    300,658
 Benefit recoveries                                                                                 80,670     83,273
                                                                                               ----------------------------
Net benefits                                                                                       228,245    217,385
 Commissions and other agent compensation                                                          111,418     75,643
 General and administrative expenses                                                                62,426     51,304
 Taxes, licenses and fees                                                                            4,763      5,372
 Amortization of goodwill                                                                            4,360      3,967
 Amortization of value of business acquired,
  net of interest credited                                                                           4,057      5,176
 Change in deferred acquisition costs, net                                                         (38,675)   (14,480)
                                                                                               ----------------------------
Total benefits and expenses                                                                        376,594    344,367
                                                                                               ----------------------------
Income from operations before
  income taxes                                                                                      24,683      9,728
                                                                                               ----------------------------
Income tax expense (benefit):
 Current                                                                                            11,337      4,188
 Deferred                                                                                           (1,137)    (1,794)
                                                                                               ----------------------------
Total income tax expense                                                                            10,200      2,394
                                                                                               ----------------------------
Income before cumulative effect
  of change in accounting principle                                                                 14,483      7,334
Cumulative effect of change in
  accounting principle, net of tax benefit                                                          (8,627)         0
                                                                                               ----------------------------
   Net income                                                                                     $ 5,856       7,334
                                                                                               ============================

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (IN THOUSANDS)
(UNAUDITED)

                                                                                                   THREE MONTHS ENDED
                                                                                                         MARCH 31,
                                                                                                       2001     2000
                                                                                              ----------------------------
Net income                                                                                         $ 5,856      7,334
                                                                                               ----------------------------

Other comprehensive (loss) gain:

 Unrealized gains on fixed maturity and equity securities:
  Unrealized holding gains arising during the period,
   net of tax expense of $5,954 and $16,865, respectively                                           11,058     31,320
 Reclassification adjustment for gains included in net income,
  net of tax expense of $2,070 and $434, respectively                                                3,846        806
                                                                                               ----------------------------
Total unrealized holding gains                                                                       7,212     30,514
                                                                                               ----------------------------

 Cumulative effect of adopting FAS 133,
  net of tax of $(4,645) and $0                                                                      8,627          0
                                                                                               ----------------------------

  Total other comprehensive income/(loss)Total other comprehensive (loss) income                    15,839     30,514
                                                                                               ----------------------------

Total comprehensive income                                                                         $21,695     37,848
                                                                                               ============================

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (IN THOUSANDS)

                                                                                                 (UNAUDITED)
                                                                                                   MARCH 31,  DECEMBER 31,
                                                                                                      2001      2000
                                                                                               ----------------------------
Common stock:
 Balance at beginning and end of period                                                         $   20,000      20,000
                                                                                               ----------------------------

Additional paid-in capital:
 Balance at beginning and end of period                                                            830,274     830,274
                                                                                               ----------------------------

Retained earnings:
 Balance at beginning of period                                                                    738,354     632,320
 Net income                                                                                          5,856     106,034
 Other                                                                                                 193           0
                                                                                               ----------------------------
Balance at end of period                                                                           744,403     738,354
                                                                                               ----------------------------

Accumulated other comprehensive income: Accumulated unrealized holding gain:
  Balance at beginning of period                                                                    32,382      69,234
  Net unrealized gain (loss) on investments during
   the period, net of deferred federal income taxes                                                  7,212     (36,852)
                                                                                               ----------------------------
  Balance at end of period                                                                          39,594      32,382

Accumulated unrealized foreign currency (loss):
 Balance at beginning of period                                                                     (5,546)     (4,748)
 Net unrealized (loss) on foreign currency
  translation during the period, net of deferred
  federal income taxes                                                                                    0       (798)
                                                                                               ----------------------------
 Balance at end of period                                                                            (5,546)    (5,546)

                                                                                               ----------------------------
 Total accumulated other comprehensive income                                                        34,048     26,836
                                                                                               ----------------------------
Total stockholder's equity                                                                       $1,628,725  1,615,464
                                                                                               ============================

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS)
(UNAUDITED)

                                                                                                    THREE MONTHS ENDED
                                                                                                         MARCH 31,
                                                                                                       2001     2000
                                                                                               ----------------------------
Cash flows provided by (used in) operating activities:
 Net income                                                                                      $   5,856      7,334
                                                                                               ----------------------------

 Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
   Realized investment gains                                                                        (5,915)    (1,240)
   Unrealized loss (gain) on options                                                                38,210    (15,370)
   Deferred federal income tax (benefit) expense                                                    (1,137)    (1,794)
   Charges to policy account balances                                                             (229,364)    47,009
   Interest credited to policy account balances                                                     99,590     92,590
   Change in:
Accrued investment income                                                                           (3,196)       (37)
Receivables                                                                                        (13,836)   199,956
Reinsurance recoverable                                                                             27,233   (285,246)
Deferred acquisition costs                                                                         (38,675)   (14,480)
Future benefit reserves                                                                             69,414   (385,006)
Policy and contract claims
   and other policyholder funds                                                                    (40,729)   297,844
Unearned premiums                                                                                    2,544     (6,416)
Reinsurance payable                                                                                 49,963     (3,566)
Current tax recoverable                                                                             12,291      10,484
Accrued expenses and other liabilities                                                              34,058    (21,719)
Commissions due and accrued                                                                         (8,294)    (6,071)
   Depreciation and amortization                                                                       601        114
   Equity in earnings of equity investments                                                         (1,170)         0
   Cumulative effect of accounting change                                                            8,627          0
   Other, net                                                                                          127    (23,575)
                                                                                               ----------------------------
Total adjustments                                                                                      342   (116,523)
                                                                                               ----------------------------

   Net cash provided by (used in) operating activities                                           $   6,198   (109,189)
                                                                                               ============================


ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS)
(UNAUDITED)

                                                                                                    THREE MONTHS ENDED
                                                                                                         MARCH 31,
                                                                                                      2001      2000
                                                                                               ----------------------------

Cash flows provided by (used in) operating activities                                         $      6,198   (109,189)

Cash flows (used in) provided by investing activities:
 Purchase of fixed maturity securities                                                          (1,102,968)  (188,358)
 Purchase of equity securities                                                                     (86,040)
 Purchase of real estate                                                                            (1,306)         0
 Purchase of options                                                                               (24,228)    (7,903)
 Funding of mortgage loans                                                                          (7,772)   (14,767)
 Sale and redemption of fixed maturity securities                                                  927,599    319,112
 Sale of equity securities                                                                          74,934    204,907
 Repayment of mortgage loans                                                                         4,587      7,136
 Net change in short-term securities                                                              (150,044)  (146,499)
 Purchase of home office property and equipment                                                    (27,490)       695
 Purchase of interest in equity investments                                                         (1,761)         0
 Funding of loan to affiliate                                                                     (100,000)         0
 Other                                                                                              (9,231)    18,376
                                                                                               ----------------------------

 Net cash used in investing activities                                                            (503,720)   (39,839)
                                                                                               ----------------------------

Cash flows provided by (used in) financing activities:
 Policyholders' deposits to account balances                                                       544,354    333,064
 Policyholders' withdrawals from account balances                                                 (102,586)  (217,549)
 Change in amounts drawn in excess of bank balances                                                 59,376     (2,841)
 Change in home office mortgage payable                                                             25,544          0
 Change in assets held under reinsurance agreements                                                 (5,225)    59,040
                                                                                               ----------------------------

 Net cash provided by financing activities                                                         521,463    171,714
                                                                                               ----------------------------

Net change in cash                                                                                  23,941     22,686

Cash at beginning of period                                                                         41,627     76,213
                                                                                               ----------------------------

Cash at end of period                                                                           $      65,568  98,899
                                                                                               ============================

ALLIANZ LIFE INSURANCE COMPANY
OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements





(1)      BASIS OF PRESENTATION

Allianz Life Insurance Company of North America (the Company) is a wholly owned subsidiary of Allianz of America, Inc., a wholly owned subsidiary of Allianz Aktiengesellschaft Holding (Allianz AG), a Federal Republic of Germany Company. The Company is a life insurance company that is licensed to sell group and individual life, annuity and accident and health policies in the United States, Canada and several U.S. territories.

The information set forth in the consolidated financial statements is unaudited. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The information reflects all adjustments, consisting of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position, results of operations and cash flows of the Company. Results of operations for any interim period are not necessarily indicative of results of operations for a full year. It is suggested that these unaudited financial statements be read in conjunction with the audited financial statements and footnotes contained in the Consolidated Financial Statements For the Years Ended December 31, 2000, 1999 and 1998.


(2)      RECENT ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137 and No. 138, was adopted effective January 1, 2001. The statement requires all derivatives (including certain derivative instruments embedded in other contracts) to be recognized on the balance sheet at their fair values and changes in fair value are recognized immediately in earnings. The Company has marked all derivative instruments to market. Adoption of SFAS No. 133 resulted in a cumulative effect of change in accounting of $8.6 million being recognized as a loss in the statement of operations.

                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                       OF
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Independent Auditors' Report


The Board of Directors of Allianz Life Insurance Company of North America and Policyholders of Allianz Life Variable Account A:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account A as of December 31, 2000, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by AIM Variable Insurance Funds, Inc., The Alger American Fund, Franklin Templeton Variable Insurance Products Trust, and USAllianz Variable Insurance Products Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Allianz Life Variable Account A at December 31, 2000, and the results of their operations and the changes in their net assets for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                              KPMG LLP





Minneapolis, Minnesota
March 30, 2001

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                             FRANKLIN
                                                                         ALGER    FRANKLIN       FRANKLIN      GLOBAL    FRANKLIN
                                                              ALGER   AMERICAN  AGGRESSIVE         GLOBAL      HEALTH  GROWTH AND
                                                     AIM   AMERICAN  LEVERAGED      GROWTH COMMUNICATIONS        CARE      INCOME
                                             V.I. GROWTH     GROWTH     ALLCAP  SECURITIES     SECURITIES  SECURITIES  SECURITIES
                                                    FUND  PORTFOLIO  PORTFOLIO        FUND           FUND        FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $283,021    232,736    144,928         110      1,663,502     203,641   3,259,246
---------------------------------------------------------------------------------------------------------------------------------
     Total assets                                283,021    232,736    144,928         110      1,663,502     203,641   3,259,246
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges        1,544      1,292        936           -          6,786         810      26,077
 Accrued administrative charges                      386        323        234           -          1,697         202       6,519
---------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                             1,930      1,615      1,170           -          8,483       1,012      32,596
---------------------------------------------------------------------------------------------------------------------------------
     Net assets                                 $281,091    231,121    143,758         110      1,655,019     202,629   3,226,650
---------------------------------------------------------------------------------------------------------------------------------
Policy owners' equity (note 6)                  $281,091    231,121    143,758         110      1,655,019     202,629   3,226,650
---------------------------------------------------------------------------------------------------------------------------------


*Investment shares                                11,403      4,924      3,735          15        129,154      12,021     189,933
 Investments at cost                            $368,570    305,124    204,010         166      2,415,247     150,040   3,261,792



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000

                                                                      FRANKLIN              FRANKLIN              FRANKLIN
                                                           FRANKLIN  LARGE CAP   FRANKLIN    NATURAL   FRANKLIN     RISING
                                                FRANKLIN     INCOME     GROWTH      MONEY  RESOURCES       REAL  DIVIDENDS
                                             HIGH INCOME SECURITIES SECURITIES     MARKET SECURITIES     ESTATE SECURITIES
                                                    FUND       FUND       FUND       FUND       FUND       FUND       FUND
--------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*              $1,181,896  1,193,163  1,248,917  1,309,980    386,721    664,318  1,107,616
--------------------------------------------------------------------------------------------------------------------------
     Total assets                              1,181,896  1,193,163  1,248,917  1,309,980    386,721    664,318  1,107,616
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges        1,756     12,398      1,234      7,830      2,128      6,195      9,706
 Accrued administrative charges                      439      3,100        308      1,957        532      1,549      2,426
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                             2,195     15,498      1,542      9,787      2,660      7,744     12,132
--------------------------------------------------------------------------------------------------------------------------
     Net assets                               $1,179,701  1,177,665  1,247,375  1,300,193    384,061    656,574  1,095,484
--------------------------------------------------------------------------------------------------------------------------
Policy owners' equity (note 6)                $1,179,701  1,177,665  1,247,375  1,300,193    384,061    656,574  1,095,484
--------------------------------------------------------------------------------------------------------------------------


*Investment shares                               138,395     81,168     59,387  1,309,980     26,095    38,048      83,720
 Investments at cost                          $1,661,730  1,210,724  1,063,351  1,309,980    281,936   576,554   1,144,093



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000

                                                                                                       FRANKLIN   FRANKLIN
                                                                      FRANKLIN              FRANKLIN       ZERO       ZERO
                                                FRANKLIN  FRANKLIN  TECHNOLOGY   FRANKLIN U.S. VALUE     COUPON     COUPON
                                           S&P 500 INDEX  SMALL CAP SECURITIES GOVERNMENT SECURITIES     FUND -     FUND -
                                                    FUND       FUND      FUND       FUND        FUND       2005       2010
--------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $553,035  1,772,971      9,550  1,094,381      5,152    387,607    455,031
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                553,035  1,772,971      9,550  1,094,381      5,152    387,607    455,031
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges        1,595     10,504          4      2,390         78        418        444
 Accrued administrative charges                      399      2,626          1        598         20        104        111
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                             1,994     13,130          5      2,988         98        522        555
--------------------------------------------------------------------------------------------------------------------------
     Net assets                                 $551,041  1,759,841      9,545  1,091,393      5,054    387,085    454,476
--------------------------------------------------------------------------------------------------------------------------
Policy owners' equity (note 6)                  $551,041  1,759,841      9,545  1,091,393      5,054    387,085    454,476
--------------------------------------------------------------------------------------------------------------------------


*Investment shares                                57,250     83,434      1,259     83,160        523     24,408     27,578
 Investments at cost                            $595,273  1,836,829     13,592  1,040,431      4,411    303,777    438,064



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000

                                                                               TEMPLETON   TEMPLETON
                                                  MUTUAL     MUTUAL  TEMPLETON DEVELOPING     GLOBAL  TEMPLETON TEMPLETON
                                               DISCOVERY     SHARES      ASSET    MARKETS     INCOME     GROWTH INTERNATIONAL
                                              SECURITIES SECURITIES   STRATEGY SECURITIES SECURITIES SECURITIES SECURITIES
                                                    FUND       FUND       FUND       FUND       FUND       FUND       FUND
--------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $548,391  1,051,800    242,856    574,564    154,772  2,731,473  1,959,950
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                548,391  1,051,800    242,856    574,564    154,772  2,731,473  1,959,950
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges          477      6,150        530      6,768      2,873     21,725     19,391
 Accrued administrative charges                      119      1,537        132      1,692        718      5,431     4,848
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                               596      7,687        662      8,460      3,591     27,156     24,239
--------------------------------------------------------------------------------------------------------------------------
     Net assets                                 $547,795  1,044,113    242,194    566,104    151,181  2,704,317  1,935,711
--------------------------------------------------------------------------------------------------------------------------
Policy owners' equity (note 6)                  $547,795  1,044,113    242,194    566,104    151,181  2,704,317  1,935,711
--------------------------------------------------------------------------------------------------------------------------


*Investment shares                                37,690     73,862     12,636    109,441     13,423    198,508    104,364
 Investments at cost                            $455,026    927,783    241,344    755,016    154,779  2,872,371  2,432,902



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000

                                                          TEMPLETON TEMPLETON   USALLIANZ
                                                      INTERNATIONAL    PACIFIC        VIP
                                                            SMALLER     GROWTH DIVERSIFIED     TOTAL
                                                          COMPANIES SECURITIES     ASSETS        ALL
                                                               FUND      FUND        FUND      FUNDS
----------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                            $32,463    296,743     27,919 24,778,453
----------------------------------------------------------------------------------------------------
     Total assets                                            32,463    296,743     27,919 24,778,453
----------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk charges                     445      3,383        415    156,282
 Accrued administrative charges                                 111        846        104     39,069
----------------------------------------------------------------------------------------------------
     Total liabilities                                          556      4,229        519    195,351
----------------------------------------------------------------------------------------------------
     Net assets                                             $31,907    292,514     27,400 24,583,102
----------------------------------------------------------------------------------------------------
Policy owners' equity (note 6)                              $31,907    292,514     27,400 24,583,102
----------------------------------------------------------------------------------------------------


*Investment shares                                            3,017     39,252      2,775  2,960,557
 Investments at cost                                        $34,270    390,996     28,423 26,478,604



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                AIM V.I. GROWTH FUND      ALGER AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                       $     28          -          -          -          -          -
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           1,690         14          -      1,304         68          -
 Administrative charges                                         423          3          -        326         17          -
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           2,113         17          -      1,630         85          -
--------------------------------------------------------------------------------------------------------------------------
     Investment income (loss), net                           (2,085)       (17)         -     (1,630)       (85)         -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds            305          -          -     34,025          -          -
 Realized gains (losses) on sales of investments, net          (327)         1          -      1,220          -          -
--------------------------------------------------------------------------------------------------------------------------
     Realized gains (losses) on investments, net                (22)         1          -     35,245          -          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (87,251)     1,702          -    (75,327)     2,939          -
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        (87,273)     1,703          -    (40,082)     2,939          -
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $(89,358)     1,686          -    (41,712)     2,854          -
--------------------------------------------------------------------------------------------------------------------------



                                                             ALGER AMERICAN LEVERAGED
                                                                 ALLCAP PORTFOLIO
-----------------------------------------------------------------------------------------
                                                               2000        1999      1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                              -          -          -
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                             886         50          -
 Administrative charges                                         221         13          -
-----------------------------------------------------------------------------------------
     Total expenses                                           1,107         63          -
-----------------------------------------------------------------------------------------
     Investment income (loss), net                           (1,107)       (63)         -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds         14,709          -          -
     Realized gains (losses) on sales of investments, net      (941)         1          -
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  13,768          1          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (59,438)       356          -
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        (45,670)       357          -
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (46,777)       294          -
-----------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

                                       8

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                               FRANKLIN AGGRESSIVE                FRANKLIN GLOBAL
                                                             GROWTH SECURITIES FUND        COMMUNICATIONS SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                               2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                           $  -          -          -     52,306     56,883     63,845
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                               -          -          -      7,479     13,853     10,459
 Administrative charges                                           -          -          -      1,870      3,463      2,615
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                               -          -          -      9,349     17,316     13,074
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                     -          -          -     42,957     51,567     50,771
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -    480,631    166,820     93,096
     Realized gains (losses) on sales of investments, net       (17)         -          -    23,4682     68,795     56,812
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                     (17)         -          -   504,099     435,615    149,908
  Net change in unrealized appreciation
   (depreciation) on investments                                (56)         -          - (1,385,750)   183,386    (40,828)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net            (73)         -          -   (881,651)   619,001    109,080
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          $(73)         -          -   (838,694)   670,568    159,851
--------------------------------------------------------------------------------------------------------------------------

                                                                 FRANKLIN GLOBAL
                                                           HEALTH CARE SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                             38         75          -
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           1,122        242         54
 Administrative charges                                         281         60         13
-----------------------------------------------------------------------------------------
     Total expenses                                           1,403        302         67
-----------------------------------------------------------------------------------------
Investment income (loss), net                                (1,365)      (227)       (67)
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -
     Realized gains (losses) on sales of investments, net     2,822       (162)         2
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                   2,822       (162)         2
  Net change in unrealized appreciation
   (depreciation) on investments                             53,733     (1,826)     1,694
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         56,555     (1,988)     1,696
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        55,190     (2,215)     1,629
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

                                       9

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                               FRANKLIN GROWTH AND
                                                             INCOME SECURITIES FUND          FRANKLIN HIGH INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                       $198,000    122,075     86,614      5,951    379,407    160,598
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                          19,247     21,089     16,628      5,668     10,123     10,568
 Administrative charges                                       4,812      5,272      4,157      1,417      2,531      2,642
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                          24,059     26,361     20,785      7,085     12,654     13,210
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                               173,941     95,714     65,829     (1,134)   366,753    147,388
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds        346,516    340,300    203,765          -     55,544      9,531
     Realized gains (losses) on sales of investments, net   (25,674)    23,652     27,735    (26,540)   (44,053)    29,193
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                 320,842    363,952    231,500    (26,540)    11,491     38,724
  Net change in unrealized appreciation
   (depreciation) on investments                            (27,277)  (453,957)  (118,668)  (151,720)  (391,353)  (177,480)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        293,565    (90,005)   112,832   (178,260)  (379,862)  (138,756)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $467,506     5,709     178,661   (179,394)   (13,109)     8,632
--------------------------------------------------------------------------------------------------------------------------




                                                         FRANKLIN INCOME SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                        153,054    127,089    111,419
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                          13,419      7,825      8,671
 Administrative charges                                       3,355      1,956      2,168
-----------------------------------------------------------------------------------------
     Total expenses                                          16,774      9,781     10,839
-----------------------------------------------------------------------------------------
Investment income (loss), net                               136,280    117,308    100,580
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds          5,117     45,538     26,313
     Realized gains (losses) on sales of investments, net   (13,227)  (115,178)     3,544
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  (8,110)   (69,640)    29,857
  Net change in unrealized appreciation
   (depreciation) on investments                             27,941    (78,033)  (115,794)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         19,831   (147,673)   (85,937)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       156,111    (30,365)    14,643
-----------------------------------------------------------------------------------------


                See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                 FRANKLIN LARGE
                                                            CAP GROWTH SECURITIES FUND    FRANKLIN MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                        $ 4,996      2,787        833     80,545     71,180     62,012
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           6,830      4,139      1,287      7,778      9,461      7,539
 Administrative charges                                       1,707      1,035        322      1,944      2,365      1,885
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           8,537      5,174      1,609      9,722     11,826      9,424
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                (3,541)    (2,387)      (776)    70,823     59,354     52,588
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds         55,415          -          -          -          -          -
     Realized gains (losses) on sales of investments, net    21,294      2,133        989          -          -          -
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  76,709      2,133        989          -          -          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (33,965)   185,307     34,912          -          -          -
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         42,744    187,440     35,901          -          -          -
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $39,203    185,053     35,125     70,823     59,354     52,588
--------------------------------------------------------------------------------------------------------------------------



                                                                 FRANKLIN NATURAL
                                                             RESOURCES SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                               2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                          3,068      2,670      2,271
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           3,159      1,368        461
 Administrative charges                                         790        342        115
-----------------------------------------------------------------------------------------
     Total expenses                                           3,949      1,710        576
-----------------------------------------------------------------------------------------
Investment income (loss), net                                  (881)      960       1,695
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -
     Realized gains (losses) on sales of investments, net    26,306    (11,396)    (8,058)
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  26,306    (11,396)    (8,058)
  Net change in unrealized appreciation
   (depreciation) on investments                            103,385     57,915    (35,420)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        129,691     46,519    (43,478)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       128,810     47,479    (41,783)
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                                                  FRANKLIN RISING
                                                             FRANKLIN REAL ESTATE FUND       DIVIDENDS SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999      1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                       $ 40,201     48,690     26,119     38,180     17,581      9,265
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           4,341      2,727      3,282      5,992      7,013      5,177
 Administrative charges                                       1,085        682        821      1,498      1,753      1,294
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           5,426      3,409      4,103      7,490      8,766      6,471
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                34,775     45,281     22,016     30,690      8,815      2,794
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds         23,929     67,468     16,168    161,217    176,138    113,543
     Realized gains (losses) on sales of investments, net    13,580   (179,615)    15,172    (46,203)  (157,350)     6,199
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  37,509   (112,147)    31,340    115,014     18,788    119,742
  Net change in unrealized appreciation
   (depreciation) on investments                             87,847     31,946   (179,557)    40,370   (153,361)   (77,635)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        125,356    (80,201)  (148,217)   155,384   (134,573)    42,107
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $160,131    (34,920)  (126,201)   186,074   (125,758)    44,901
--------------------------------------------------------------------------------------------------------------------------



                                                           FRANKLIN S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------
                                                          2000   1999    1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                            156          -          -
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           2,130         26          -
 Administrative charges                                         533          6          -
-----------------------------------------------------------------------------------------
     Total expenses                                           2,663         32          -
-----------------------------------------------------------------------------------------
Investment income (loss), net                                (2,507)       (32)         -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -
     Realized gains (losses) on sales of investments, net     1,498          -          -
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                   1,498          -          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (43,782)     1,544          -
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net        (42,284)     1,544          -
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (44,791)     1,512          -
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                                                FRANKLIN TECHNOLOGY
                                                              FRANKLIN SMALL CAP FUND             SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                      $       -      4,439        386          -          -          -
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           8,307     11,584      3,458          4          -          -
 Administrative charges                                       2,077      2,896        865          1          -          -
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                          10,384     14,480      4,323          5          -          -
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                               (10,384)   (10,041)    (3,937)        (5)         -          -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds        139,893        620     49,628          -          -          -
     Realized gains (losses) on sales of investments, net    36,877    346,621     (1,660)       (93)         -          -
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                 176,770    347,241     47,968        (93)         -          -
  Net change in unrealized appreciation
   (depreciation) on investments                           (514,056)   472,910    (48,794)    (4,042)         -          -
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net       (337,286)   820,151       (826)    (4,135)         -          -
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations     $(347,670)   810,110     (4,763)    (4,140)         -          -
--------------------------------------------------------------------------------------------------------------------------


                                                           FRANKLIN U.S. GOVERNMENT FUND
-----------------------------------------------------------------------------------------
                                                               2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                            928    152,061     64,457
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           5,856      6,209      5,484
 Administrative charges                                       1,464      1,552      1,371
-----------------------------------------------------------------------------------------
Total expenses                                                7,320      7,761      6,855
-----------------------------------------------------------------------------------------
Investment income (loss), net                                (6,392)   144,300     57,602
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -
 Realized gains (losses) on sales of investments, net        (2,965)     6,118     17,179
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  (2,965)     6,118     17,179
  Net change in unrealized appreciation
   (depreciation) on investments                            117,591   (167,882)   (18,101)
-----------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation) on investments, net       114,626   (161,764)      (922)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       108,234    (17,464)    56,680
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                         FRANKLIN VALUE SECURITIES FUND  FRANKLIN ZERO COUPON FUND - 2000
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998      2000        1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends reinvested in fund shares                          $   21         15          -     28,396     57,505     27,976
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                              46         15          -      1,791      2,164      2,236
 Administrative charges                                          12          4          -        448        541        559
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                              58         19          -      2,239      2,705      2,795
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                   (37)        (4)         -     26,157     54,800     25,181
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -      4,363      7,930      4,476
     Realized gains (losses) on sales of investments, net       (63)        (5)        (3)     5,533      1,819      4,953
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                     (63)        (5)        (3)     9,896      9,749      9,429
  Net change in unrealized appreciation
   (depreciation) on investments                              1,233       (203)      (289)   (22,160)   (56,550)   (11,643)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net          1,170       (208)      (292)   (12,264)   (46,801)    (2,214)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        $1,133       (212)      (292)    13,893      7,999     22,967
--------------------------------------------------------------------------------------------------------------------------



                                                        FRANKLIN ZERO COUPON FUND - 2005
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
Dividends reinvested in fund shares                             353     47,477     22,733
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           2,445      2,161      2,431
 Administrative charges                                         611        540        608
-----------------------------------------------------------------------------------------
     Total expenses                                           3,056      2,701      3,039
-----------------------------------------------------------------------------------------
Investment income (loss), net                                (2,703)    44,776     19,694
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds          9,788      2,291      5,259
     Realized gains (losses) on sales of investments, net     2,975      1,717      2,463
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  12,763      4,008      7,722
  Net change in unrealized appreciation
   (depreciation) on investments                             31,059    (74,447)    13,788
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         43,822    (70,439)    21,510
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        41,119    (25,663)    41,204
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                  FRANKLIN ZERO                  MUTUAL DISCOVERY
                                                               COUPON FUND - 2010                 SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                               2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                        $   425     70,880     25,369     15,499     13,135      5,534
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           2,842      3,057      2,862      3,401      3,044      2,229
 Administrative charges                                         711        764        716        850        761        557
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           3,553      3,821      3,578      4,251      3,805      2,786
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                (3,128)    67,059     21,791     11,248      9,330      2,748
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds          6,716     20,609      3,510          -          -      5,149
     Realized gains (losses) on sales of investments, net      (216)   (15,611)     2,415     10,104      1,014      5,744
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                   6,500      4,998      5,925     10,104      1,014     10,893
  Net change in unrealized appreciation
   (depreciation) on investments                             65,817   (146,933)    27,536     28,641     87,371    (49,861)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         72,317   (141,935)    33,461     38,745     88,385    (38,968)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $69,189    (74,876)    55,252     49,993     97,715    (36,220)
--------------------------------------------------------------------------------------------------------------------------



                                                                  MUTUAL SHARES
                                                                 SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                               2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                         27,055     31,535     11,623
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           4,281      8,110      6,003
 Administrative charges                                       1,070      2,027      1,501
-----------------------------------------------------------------------------------------
Total expenses                                                5,351     10,137      7,504
-----------------------------------------------------------------------------------------
Investment income (loss), net                                21,704     21,398      4,119
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds         23,423          -     10,153
     Realized gains (losses) on sales of investments, net    18,963     57,630     10,137
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  42,386     57,630     20,290
  Net change in unrealized appreciation
   (depreciation) on investments                             47,863     58,050    (35,219)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         90,249    115,680    (14,929)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       111,953    137,078    (10,810)
-----------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                 TEMPLETON ASSET                TEMPLETON DEVELOPING
                                                                  STRATEGY FUND               MARKETS SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                        $   385     17,439     10,932      6,334     12,690     19,038
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           1,464      1,526      1,629      1,901      7,442      2,862
 Administrative charges                                         366        381        407        475      1,860        715
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           1,830      1,907      2,036      2,376      9,302      3,577
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                (1,445)    15,532      8,896      3,958      3,388     15,461
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -     16,486     13,002          -          -     61,907
     Realized gains (losses) on sales of investments, net      (116)       393     11,507    (15,322)   (36,364)   (23,346)
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                    (116)    16,879     24,509    (15,322)   (36,364)    38,561
  Net change in unrealized appreciation
   (depreciation) on investments                             (3,389)   (16,541)   (31,637)  (242,509)   329,456   (198,108)
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         (3,505)       338     (7,128)  (257,831)   293,092   (159,547)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       $(4,950)    15,870      1,768   (253,873)   296,480   (144,086)
--------------------------------------------------------------------------------------------------------------------------



                                                                TEMPLETON GLOBAL
                                                              INCOME SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                               2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                            260     17,513     12,826
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           1,181      1,140      1,127
 Administrative charges                                         295        285        282
-----------------------------------------------------------------------------------------
     Total expenses                                           1,476      1,425      1,409
-----------------------------------------------------------------------------------------
Investment income (loss), net                                (1,216)    16,088     11,417
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -          -
     Realized gains (losses) on sales of investments, net    (2,572)   (19,414)      (315)
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                  (2,572)   (19,414)      (315)
  Net change in unrealized appreciation
   (depreciation) on investments                              8,475     (9,989)      (521)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net          5,903    (29,403)      (836)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         4,687    (13,315)    10,581
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                TEMPLETON GROWTH              TEMPLETON INTERNATIONAL
                                                                 SECURITIES FUND                  SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                      $  46,542     48,676     39,344      1,254    118,404     55,115
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                          12,701     22,604      9,684     9,526      16,444     10,176
 Administrative charges                                       3,175      5,651      2,421     2,381       4,111      2,544
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                               15,876     28,255     12,105     11,907     20,555     12,720
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                30,666     20,421     27,239    (10,653)    97,849     42,395
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds        306,592    235,493    143,312    547,674     57,531    110,714
 Realized gains (losses) on sales of investments, net       (16,475)   135,515     13,548    (40,863)   210,059      9,119
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                 290,117    371,008    156,860    506,811    267,590    119,833
  Net change in unrealized appreciation
   (depreciation) on investments                           (296,523)    30,632    (70,051)  (622,167)    89,659    (97,026)
--------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
      appreciation (depreciation) on investments, net        (6,406)   401,640     86,809   (115,356)   357,249     22,807
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations     $  24,260    422,061    114,048   (126,009)   455,098     65,202
--------------------------------------------------------------------------------------------------------------------------



                                                              TEMPLETON INTERNATIONAL
                                                              SMALLER COMPANIES FUND
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                            574        736        488
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                             189        204         99
 Administrative charges                                          47         51         25
-----------------------------------------------------------------------------------------
     Total expenses                                             236        255        124
-----------------------------------------------------------------------------------------
Investment income (loss), net                                   338        481        364
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds              -          -        565
     Realized gains (losses) on sales of investments, net      (863)       (73)      (121)
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                    (863)       (73)       444
  Net change in unrealized appreciation
   (depreciation) on investments                               (828)     4,391     (4,295)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net         (1,691)     4,318     (3,851)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        (1,353)     4,799     (3,487)
-----------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                TEMPLETON PACIFIC                   USALLIANZ
                                                              GROWTH SECURITIES FUND         VIP DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                       $  3,195      4,339     10,966          -          -          -
--------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                           2,229      3,239      1,388        415          -          -
 Administrative charges                                         557        810        347        104          -          -
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                           2,786      4,049      1,735        519          -          -
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                                   409        290      9,231       (519)         -          -
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds             -           -      3,337        164          -          -
     Realized gains (losses) on sales of investments, net   (13,042)   (38,203)   (38,525)       (11)         -          -
--------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net                 (13,042)   (38,203)   (35,188)       153          -          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (92,072)   140,678     (7,500)      (504)         -          -
--------------------------------------------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net       (105,114)   102,475    (42,688)      (351)         -          -
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations     $(104,705)   102,765    (33,457)      (870)         -          -
--------------------------------------------------------------------------------------------------------------------------



                                                                 TOTAL ALL FUNDS
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares                        707,744  1,437,281    829,763
-----------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk charges                         139,624    166,941    115,794
 Administrative charges                                      34,906     41,732     28,950
-----------------------------------------------------------------------------------------
     Total expenses                                         174,530    208,673    144,744
-----------------------------------------------------------------------------------------
Investment income (loss), net                               533,214  1,228,608    685,019
Realized gains (losses) and unrealized
  appreciation (depreciation) on investments:
 Realized capital gain distributions on mutual funds      2,160,477  1,192,768    873,428
 Realized gains (losses) on sales of investments, net       (40,890)  438,044     144,683
-----------------------------------------------------------------------------------------
Realized gains (losses) on investments, net               2,119,587  1,630,812  1,018,111
  Net change in unrealized appreciation
   (depreciation) on investments                         (3,048,861)   127,167 (1,240,497)
-----------------------------------------------------------------------------------------
     Total realized gains (losses) and unrealized
     appreciation (depreciation) on investments, net       (929,274) 1,757,979   (222,386)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      (396,060) 2,986,587    462,633
-----------------------------------------------------------------------------------------



                See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                            AIM V.I. GROWTH FUND          ALGER AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net                           $  (2,085)       (17)         -     (1,630)       (85)         -
  Realized gains (losses) on investments, net                   (22)         1          -     35,245          -          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (87,251)     1,702          -    (75,327)     2,939          -
--------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       from operations                                      (89,358)     1,686          -    (41,712)     2,854          -
--------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                                          33,410         60          -     25,800        290          -
  Transfers between funds                                   200,989    102,862          -    100,163    108,720          -
  Surrenders and terminations                                  (648)         -          -     (1,308)         -          -
  Policy loan transactions                                   45,929          3          -     47,581          3          -
  Other transactions (note 2)                               (13,819)       (23)         -    (11,196)       (74)         -
--------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                             265,861    102,902          -    161,040    108,939          -
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                           176,503    104,588          -    119,328    111,793          -
Net assets at beginning of year                             104,588          -          -    111,793          -          -
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $281,091    104,588          -    231,121    111,793          -
--------------------------------------------------------------------------------------------------------------------------



                                                             ALGER AMERICAN LEVERAGED
                                                                ALLCAP PORTFOLIO
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net                              (1,107)       (63)         -
  Realized gains (losses) on investments, net                13,768          1          -
  Net change in unrealized appreciation
   (depreciation) on investments                            (59,438)       356          -
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       from operations                                      (46,777)       294          -
-----------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                                          29,263        290          -
  Transfers between funds                                   170,811      6,349          -
  Surrenders and terminations                                   (87)         -          -
  Policy loan transactions                                   (4,117)         -          -
  Other transactions (note 2)                               (12,238)       (30)         -
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                             183,632      6,609          -
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets                           136,855      6,903          -
Net assets at beginning of year                               6,903          -          -
-----------------------------------------------------------------------------------------
Net assets at end of year                                   143,758      6,903          -
-----------------------------------------------------------------------------------------



See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                               FRANKLIN AGGRESSIVE                FRANKLIN GLOBAL
                                                              GROWTH SECURITIES FUND      COMMUNICATIONS SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net                                $  -            -        -     42,957     51,567     50,771
  Realized gains (losses) on investments, net                   (17)           -        -    504,099    435,615    149,908
  Net change in unrealized appreciation
   (depreciation) on investments                                (56)           -        - (1,385,750)   183,386    (40,828)
--------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       from operations                                          (73)           -        -   (838,694)   670,568    159,851
--------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                                               -            -        -    110,078     91,957    104,584
  Transfers between funds                                       234            -        -    187,438     78,700    (38,007)
  Surrenders and terminations                                     -            -        -    (58,839)   (92,132)   (46,228)
  Policy loan transactions                                        -            -        -    (15,158)   (58,830)    32,511
  Other transactions (note 2)                                   (51)           -        -    (92,196)   (69,624)   (65,057)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from policy transactions                                       183            -        -    131,323    (49,929)   (12,197)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                               110            -        -   (707,371)   620,639    147,654
Net assets at beginning of year                                   -            -        -  2,362,390  1,741,751  1,594,097
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                      $110            -        -  1,655,019  2,362,390  1,741,751
--------------------------------------------------------------------------------------------------------------------------



                                                                 FRANKLIN GLOBAL
                                                            HEALTH CARE SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                            2000       1999       1998
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net                              (1,365)      (227)       (67)
  Realized gains (losses) on investments, net                 2,822       (162)         2
  Net change in unrealized appreciation
   (depreciation) on investments                             53,733     (1,826)     1,694
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
       from operations                                       55,190     (2,215)     1,629
-----------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                                           9,532          -          -
  Transfers between funds                                    98,109     43,673      6,656
  Surrenders and terminations                                   (23)         -          -
  Policy loan transactions                                   (2,594)         -          -
  Other transactions (note 2)                                (5,702)    (1,606)       (20)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                              99,322     42,067      6,636
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets                           154,512     39,852      8,265
Net assets at beginning of year                              48,117      8,265          -
-----------------------------------------------------------------------------------------
Net assets at end of year                                   202,629     48,117      8,265
-----------------------------------------------------------------------------------------



                See accompanying notes to financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                                 FRANKLIN GROWTH AND              FRANKLIN HIGH               FRANKLIN INCOME
                                              INCOME SECURITIES FUND              INCOME FUND                 SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2000       1999      1998       2000      1999      1998      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net        $  173,941     95,714    65,829     (1,134)  366,753   147,388   136,280   117,308   100,580
  Realized gains (losses)
   on investments, net                    320,842    363,952   231,500    (26,540)   11,491    38,724    (8,110)  (69,640)   29,857
     Net change in unrealized
     appreciation (depreciation)
     on investments                       (27,277)  (453,957) (118,668)  (151,720) (391,353) (177,480)   27,941   (78,033) (115,794)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          467,506      5,709   178,661   (179,394)  (13,109)    8,632   156,111   (30,365)   14,643
------------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                       324,636    426,492   427,399     31,452    41,715    55,984   125,569   184,826   219,675
  Transfers between funds                (353,966)   160,733   282,965    (15,935) (340,702)  (12,125) (204,758) (229,489)  295,129
  Surrenders and terminations             (90,526)  (172,737)  (66,385)   (19,834)  (19,154)  (21,000)  (39,703) (146,257)  (50,336)
  Policy loan transactions                (13,798)   (33,949)  (31,446)    (1,996)  111,630  (168,452)    2,625   (33,988)  (12,262)
  Other transactions (note 2)            (181,752)  (217,639) (202,446)   (30,340)  (38,583)  (43,702)  (68,593)  (95,328) (101,921)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
      net assets resulting
      from policy transactions           (315,406)   162,900   410,087    (36,653) (245,094) (189,295) (184,860) (320,236)  350,285
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         152,100    168,609   588,748   (216,047) (258,203) (180,663)  (28,749) (350,601)  364,928
Net assets at beginning of year         3,074,550  2,905,941 2,317,193  1,395,748 1,653,951 1,834,614 1,206,414 1,557,015 1,192,087
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $3,226,650  3,074,550 2,905,941  1,179,701 1,395,748 1,653,951 1,177,665 1,206,414 1,557,015
------------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                               FRANKLIN LARGE                       FRANKLIN                 FRANKLIN NATURAL
                                         CAP GROWTH SECURITIES FUND             MONEY MARKET FUND        RESOURCES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             2000       1999      1998       2000      1999      1998      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $  (3,541)    (2,387)     (776)    70,823     59,354    52,588     (881)      960     1,695
  Realized gains (losses)
    on investments, net                    76,709      2,133       989          -          -         -   26,306   (11,396)   (8,058)
  Net change in unrealized
   appreciation (depreciation)
   on investments                         (33,965)   185,307    34,912          -          -         -  103,385    57,915   (35,420)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                     39,203    185,053    35,125     70,823     59,354    52,588  128,810    47,479   (41,783)
------------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                        30,535      2,228         -    106,149  1,449,209  3,668,991   10,460   11,095    13,268
  Transfers between funds                 306,708    415,799   194,912     58,039 (1,876,143)(2,423,871) (67,427) 158,751    59,479
  Surrenders and terminations             (11,993)         -         -   (203,639)    (5,222)   (54,872)  (4,636)  (4,568)   (5,593)
  Policy loan transactions                 (4,703)         -         -     18,991   (212,772)    (9,864)    (692)  (1,372)      789
  Other transactions (note 2)             (30,875)    (9,373)   (3,276)   (31,332)   (37,400)   (39,778) (11,318)  (7,584)   (6,590)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
       from policy transactions           289,672    408,654   191,636    (51,792)  (682,328) 1,140,606 (73,613)  156,322    61,353
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         328,875    593,707   226,761     19,031   (622,974) 1,193,194   55,197  203,801    19,570
Net assets at beginning of year           918,500    324,793    98,032  1,281,162  1,904,136    710,942  328,864  125,063   105,493
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $1,247,375    918,500   324,793  1,300,193  1,281,162  1,904,136  384,061  328,864   125,063
------------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

                                       22


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                     FRANKLIN                       FRANKLIN RISING                 FRANKLIN
                                                  REAL ESTATE FUND               DIVIDENDS SECURITIES FUND     S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              2000       1999      1998       2000      1999      1998      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $ 34,775     45,281    22,016     30,690     8,815      2,794   (2,507)      (32)        -
  Realized gains (losses)
     on investments, net                    37,509   (112,147)   31,340    115,014    18,788    119,742    1,498         -         -
  Net change in unrealized
   appreciation (depreciation)
   on investments                           87,847     31,946  (179,557)    40,370  (153,361)   (77,635) (43,782)    1,544         -
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                     160,131    (34,920) (126,201)   186,074  (125,758)    44,901  (44,791)    1,512         -
------------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                         66,238     95,970   115,546    111,694   154,974    161,902   37,656       188         -
  Transfers between funds                 (115,448)    29,166    37,909   (126,040)  163,115    244,722  448,523   133,170         -
  Surrenders and terminations              (20,492)   (27,988)  (10,028)   (49,852)  (55,133)   (14,872)  (1,253)        -         -
  Policy loan transactions                  (1,933)    (4,008)   (4,950)    (6,627)   (7,676)    (4,345)  (2,604)        4         -
  Other transactions (note 2)              (42,031)   (50,794)  (55,881)   (71,484)  (86,406)   (78,620) (21,281)      (83)        -
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions           (113,666)    42,346    82,596   (142,309)  168,874    308,787  461,041   133,279         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets           46,465      7,426   (43,605)    43,765    43,116    353,688  416,250   134,791         -
Net assets at beginning of year            610,109    602,683   646,288  1,051,719 1,008,603    654,915  134,791         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $656,574    610,109   602,683  1,095,484 1,051,719  1,008,603   551,041  134,791         -
------------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

                                       23

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                                   FRANKLIN                       FRANKLIN                        FRANKLIN
                                                SMALL CAP FUND             TECHNOLOGY SECURITIES FUND       U.S. GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                             2000       1999      1998       2000      1999      1998      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net       $   (10,384)   (10,041)   (3,937)        (5)        -         -    (6,392)  144,300    57,602
  Realized gains (losses)
     on investments, net                  176,770    347,241    47,968        (93)        -         -    (2,965)    6,118    17,179
  Net change in unrealized
     appreciation (depreciation)
     on investments                      (514,056)   472,910   (48,794)    (4,042)        -         -   117,591  (167,882)  (18,101)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                   (347,670)   810,110    (4,763)    (4,140)        -         -   108,234   (17,464)   56,680
-----------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                       150,525    110,923   113,167      3,078         -         -    28,096    35,686    36,225
  Transfers between funds                 431,378     56,814   400,975     11,897         -         -     4,280   118,949     2,433
  Surrenders and terminations             (58,959)   (18,608)   (9,697)         -         -         -   (28,054)   (4,133)  (28,787)
  Policy loan transactions                 (7,636)    (7,020)     (575)         -         -         -     1,972    (5,749)   (7,674)
  Other transactions (note 2)            (103,527)   (66,249)  (47,188)    (1,290)        -         -   (27,533)  (31,127)  (28,339)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions           411,781     75,860   456,682     13,685         -         -   (21,239)  113,626   (26,142)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          64,111    885,970   451,919      9,545         -         -    86,995    96,162    30,538
Net assets at beginning of year         1,695,730    809,760   357,841          -         -         - 1,004,398   908,236   877,698
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year              $1,759,841  1,695,730   809,760      9,545         -         - 1,091,393 1,004,398   908,236
-----------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

                                       24

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                      FRANKLIN                       FRANKLIN                     FRANKLIN
                                               VALUE SECURITIES FUND          ZERO COUPON FUND - 2000      ZERO COUPON FUND - 2005
----------------------------------------------------------------------------------------------------------------------------------
                                              2000       1999      1998       2000      1999      1998      2000      1999    1998
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net              $ (37)        (4)        -     26,157    54,800    25,181    (2,703)   44,776  19,694
  Realized gains (losses)
    on investments, net                        (63)        (5)       (3)     9,896     9,749     9,429    12,763     4,008   7,722
  Net change in unrealized appreciation
   (depreciation) on investments             1,233       (203)     (289)   (22,160)  (56,550)  (11,643)   31,059   (74,447) 13,788
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                       1,133       (212)     (292)    13,893     7,999    22,967    41,119   (25,663) 41,204
----------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                             25          -         -          -         -         -         -         -       -
  Transfers between funds                   (1,755)     2,985     3,405   (313,038)        -         -   (11,096)        -       -
  Surrenders and terminations                  (88)         -         -    (49,071)        -    (9,045)        -         -       -
  Policy loan transactions                       -          -         -       (176)   (5,480)   (7,106)        -         -       -
  Other transactions (note 2)                  (72)       (60)      (15)    (2,865)   (3,818)   (4,490)   (3,850)   (4,393) (4,873)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions             (1,890)     2,925     3,390   (365,150)   (9,298)  (20,641)  (14,946)   (4,393) (4,873)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets             (757)     2,713     3,098   (351,257)   (1,299)    2,326    26,173   (30,056) 36,331
Net assets at beginning of year              5,811      3,098         -    351,257   352,556   350,230   360,912   390,968 354,637
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $ 5,054      5,811     3,098          -   351,257   352,556   387,085   360,912 390,968
----------------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

                                       25



ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                                    FRANKLIN ZERO              MUTUAL DISCOVERY                MUTUAL SHARES
                                                 COUPON FUND - 2010             SECURITIES FUND                SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              2000       1999      1998      2000      1999      1998      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $  (3,128)    67,059    21,791    11,248     9,330     2,748    21,704    21,398     4,119
  Realized gains (losses)
    on investments, net                      6,500      4,998     5,925    10,104     1,014    10,893    42,386    57,630    20,290
  Net change in unrealized appreciation
   (depreciation) on investments            65,817   (146,933)   27,536    28,641    87,371   (49,861)   47,863    58,050   (35,219)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                      69,189    (74,876)   55,252    49,993    97,715   (36,220)  111,953   137,078   (10,810)
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                             11          -         -     2,010         -         -    71,550    85,752    74,363
  Transfers between funds                        4     17,617         -   (40,606)   47,820   155,186  (198,835)  (66,613)  214,033
  Surrenders and terminations                    -          -         -      (409)        -         -    (8,995)  (53,521)   (3,707)
  Policy loan transactions                    (224)      (211)   (1,739)     (272)     (184)  (56,263)   21,945       639  (111,671)
  Other transactions (note 2)               (5,867)    (7,354)   (6,849)   (9,859)   (8,537)   (7,963)  (43,572)  (51,904)  (41,817)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions             (6,076)    10,052    (8,588)  (49,136)   39,099    90,960  (157,907)  (85,647)  131,201
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets           63,113    (64,824)   46,664       857   136,814    54,740   (45,954)   51,431   120,391
Net assets at beginning of year            391,363    456,187   409,523   546,938   410,124   355,384 1,090,067 1,038,636   918,245
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $454,476    391,363   456,187   547,795   546,938   410,124 1,044,113 1,090,067 1,038,636
-----------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


                                       26

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                                  TEMPLETON ASSET               TEMPLETON DEVELOPING          TEMPLETON GLOBAL
                                                   STRATEGY FUND              MARKETS SECURITIES FUND       INCOME SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                             2000       1999      1998       2000      1999      1998      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $ (1,445)    15,532     8,896      3,958     3,388    15,461    (1,216)   16,088    11,417
  Realized gains (losses)
    on investments, net                      (116)    16,879    24,509    (15,322)  (36,364)   38,561    (2,572)  (19,414)     (315)
  Net change in unrealized appreciation
   (depreciation) on investments           (3,389)   (16,541)  (31,637)  (242,509)  329,456  (198,108)    8,475    (9,989)     (521)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                     (4,950)    15,870     1,768   (253,873)  296,480  (144,086)    4,687   (13,315)   10,581
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                           750      1,388     1,438    113,505   121,799   159,440    30,890    40,576    43,650
  Transfers between funds                    (151)         -     5,929    (91,761)   12,846     5,954   (34,319)   (6,299)    8,645
  Surrenders and terminations                (374)         -         -    (15,660)  (58,096)  (19,910)  (14,000)   (6,067)   (2,203)
  Policy loan transactions                   (299)      (249)  (77,494)   (10,671)   (5,057)  (16,461)     (915)   (5,426)   (4,262)
  Other transactions (note 2)              (4,124)    (4,265)   (4,852)   (48,263)  (58,605)  (56,866)  (15,580)  (18,386)  (18,506)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions            (4,198)    (3,126)  (74,979)   (52,850)   12,887    72,157   (33,924)    4,398    27,324
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          (9,148)    12,744   (73,211)  (306,723)  309,367   (71,929)  (29,237)   (8,917)   37,905
Net assets at beginning of year           251,342    238,598   311,809    872,827   563,460   635,389   180,418   189,335   151,430
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $242,194    251,342   238,598    566,104   872,827   563,460   151,181   180,418   189,335
-----------------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                                  TEMPLETON GROWTH           TEMPLETON INTERNATIONAL       TEMPLETON INTERNATIONAL
                                                  SECURITIES FUND                SECURITIES FUND           SMALLER COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              2000       1999      1998       2000       1999      1998     2000     1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $ 30,666     20,421    27,239    (10,653)    97,849    42,395      338      481       364
  Realized gains (losses)
    on investments, net                    290,117    371,008   156,860    506,811    267,590   119,833     (863)     (73)      444
  Net change in unrealized appreciation
   (depreciation) on investments          (296,523)    30,632   (70,051)  (622,167)    89,659   (97,026)    (828)   4,391    (4,295)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations                      24,260    422,061   114,048   (126,009)   455,098    65,202   (1,353)   4,799    (3,487)
------------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                        295,194    303,315   318,275    258,394    311,731   343,054      197        -         -
  Transfers between funds                 (156,944)   521,326   262,188   (215,971)   (29,725)  214,070   (4,945)  16,263     9,480
  Surrenders and terminations              (44,456)   (97,718)  (42,480)   (61,698)  (170,512)  (77,537)      (9)       -         -
  Policy loan transactions                   3,884    (20,511)  (11,353)    13,375    (30,248)  (14,359)       -        -         -
  Other transactions (note 2)             (168,698)  (160,767) (144,669)  (140,472)  (155,117) (150,458)    (667)    (481)     (360)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions            (71,020)   545,645   381,961   (146,372)   (73,871)  314,770   (5,424)  15,782     9,120
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          (46,760)   967,706   496,009   (272,381)   381,227   379,972   (6,777)  20,581     5,633
Net assets at beginning of year          2,751,077  1,783,371 1,287,362  2,208,092  1,826,865 1,446,893   38,684   18,103    12,470
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $2,704,317  2,751,077 1,783,371  1,935,711  2,208,092 1,826,865   31,907   38,684    18,103
------------------------------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
                                           TEMPLETON PACIFIC                  USALLIANZ
                                        GROWTH SECURITIES FUND       VIP DIVERSIFIED ASSETS FUND         TOTAL ALL FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                         2000       1999      1998     2000      1999      1998      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net        $  409        290     9,231     (519)        -        -     533,214   1,228,608      685,019
  Realized gains (losses)
    on investments, net               (13,042)   (38,203)  (35,188)     153         -        -   2,119,587   1,630,812    1,018,111
  Net change in unrealized
   appreciation (depreciation)
   on investments                     (92,072)   140,678    (7,500)    (504)        -        -  (3,048,861)    127,167   (1,240,497)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets
       from operations               (104,705)   102,765   (33,457)    (870)        -        -    (396,060)  2,986,587      462,633
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions (note 5):
  Purchase payments                    69,233     73,542    91,236      359         -        -   2,076,289   3,544,006    5,948,197
  Transfers between funds             (69,227)    38,598   (25,732)   5,476         -        -       1,827    (314,715)     (95,665)
  Surrenders and terminations         (10,627)    (7,288)  (15,757)       -         -        -    (795,233)   (939,134)    (478,437)
  Policy loan transactions               (211)    (1,853)   (2,091)  22,905         -        -     104,581    (322,304)    (509,067)
  Other transactions (note 2)         (33,466)   (38,569)  (29,702)    (470)        -        -  (1,234,383) (1,224,179)  (1,144,238)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       (44,298)    64,430    17,954   28,270         -        -     153,081     743,674    3,720,790
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets    (149,003)   167,195   (15,503)  27,400         -        -    (242,979)  3,730,261    4,183,423
Net assets at beginning of year       441,517    274,322   289,825        -         -        - 24,826,0812   1,095,820   16,912,397
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $292,514    441,517   274,322   27,400         -        - 24,583,102   24,826,081   21,095,820
-----------------------------------------------------------------------------------------------------------------------------------


                See accompanying notes to financial statements.

                                       29

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements
December 31, 2000


1. ORGANIZATION

Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). The Variable Account was established on May 31, 1985 and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account, are not chargeable with liabilities that arise from any other business which Allianz Life may conduct.

The Variable Account's sub-accounts may invest, at net asset values, in one or more of select portfolios of the following investment advisers in accordance with the selection made by the contract owner. Not all portfolios are available as investment options for the products which comprise the Variable Account. The investment advisers for each portfolio are listed in the following table.

Portfolio                                                Investment Adviser
---------                                                ------------------
AIM V.I. Growth Fund                                     AIM Advisors, Inc.
Alger American Growth Portfolio                          Fred Alger Management, Inc.
Alger American Leveraged AllCap Portfolio                Fred Alger Management, Inc.
Franklin Aggressive Growth Securities Fund               Franklin Advisers, Inc.
Franklin Global Communications Securities Fund           Franklin Advisers, Inc.
Franklin Global Health Care Securities Fund              Franklin Advisers, Inc.
Franklin Growth and Income Securities Fund               Franklin Advisers, Inc.
Franklin High Income Fund                                Franklin Advisers, Inc.
Franklin Income Securities Fund                          Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund                Franklin Advisers, Inc.
Franklin Money Market Fund                               Franklin Advisers, Inc.
Franklin Natural Resources Securities Fund               Franklin Advisers, Inc.
Franklin Real Estate Fund                                Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund                Franklin Advisory Services, LLC
Franklin S&P 500 Index Fund                              Franklin Advisers, Inc.
Franklin Small Cap Fund                                  Franklin Advisers, Inc.
Franklin Technology Securities Fund                      Franklin Advisers, Inc.
Franklin U.S. Government Fund                            Franklin Advisers, Inc.
Franklin Value Securities Fund                           Franklin Advisory Services, LLC
Franklin Zero Coupon Fund - 2005                         Franklin Advisers, Inc.
Franklin Zero Coupon Fund - 2010                         Franklin Advisers, Inc.
Mutual Discovery Securities Fund                         Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund                            Franklin Mutual Advisers, LLC
Templeton Asset Strategy Fund                            Templeton Global Advisors Limited
Templeton Developing Markets Securities Fund             Templeton Asset Management Ltd.
Templeton Global Income Securities Fund                  Franklin Advisers, Inc.
Templeton Growth Securities Fund                         Templeton Global Advisors Limited
Templeton International Securities Fund                  Franklin Advisers, Inc.
Templeton International Smaller Companies Fund           Templeton Investment Counsel, Inc.
Templeton Pacific Growth Securities Fund                 Franklin Advisers, Inc.
USAllianz VIP Diversified Assets Fund*                   Allianz of America, Inc.
USAllianz VIP Fixed Income Fund*                         Allianz of America, Inc.
USAllianz VIP Growth Fund*                               Allianz of America, Inc.

* Portfolio contains class 2 shares which assess 12b-1 fees.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


2. SIGNIFICANT ACCOUNTING POLICIES


USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


INVESTMENTS
Investments of the Variable Account are valued daily at market value using net asset values provided by AIM Variable Insurance Funds, Inc., The Alger American Fund, the Franklin Templeton Variable Insurance Products Trust, and the USAllianz Variable Insurance Products Trust.

Realized investment gains include realized gain distributions received from the respective portfolios and gains on the sale of portfolio shares as determined by the average cost method. Realized gain distributions are reinvested in the respective portfolios. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and are recorded as income to the Variable Account on the ex-dividend date.

A Fixed Account investment option is available to variable universal life policy owners. This account is comprised of equity and fixed income investments which are part of the general assets of Allianz Life. The liabilities of the Fixed Account are part of the general obligations of Allianz Life and are not included in the Variable Account. The guaranteed minimum rate of return on the Fixed Account is 3%.

The Franklin Aggressive Growth Securities Fund and Franklin Technology Securities Fund were added as available investment options on May 1, 2000. On November 12, 1999, the AIM VI Growth Fund, Alger American Growth Fund, Alger American Leveraged AllCap Fund, Franklin S&P 500 Index Fund, USAllianz VIP Diversified Assets Fund, USAllianz VIP Fixed Income Fund, and USAllianz VIP Growth Fund were added as available investment options. The Franklin Global Health Care Securities Fund and Franklin Value Securities Fund were added as available investment options on May 1, 1998.

During the years ended December 31, 2000 and 1999, several portfolios changed their name as summarized, with the effective date of the change, in the following table.

During the years ended December 31, 2000 and 1999, several portfolios changed their name as summarized, with the effective date of the change, in the following table.

Current Portfolio                                    Prior Portfolio Name                        Effective Date
-----------------                                    --------------------                        --------------

Franklin Global Communications Securities Fund       Franklin Global Utilities Securities Fund   November 15, 1999
Franklin Real Estate Fund                            Franklin Real Estate Securities Fund        November 15, 1999
Franklin Rising Dividends Securities Fund            Franklin Rising Dividends Fund              November 15, 1999
Franklin U.S. Government Fund                        Franklin U.S. Government Securities Fund    November 15, 1999
Franklin Large Cap Growth Securities Fund            Franklin Capital Growth Fund                December 15, 1999
Franklin Growth and Income Securities Fund           Franklin Growth and Income Fund             May 1, 2000
Templeton Asset Strategy Fund                        Templeton Global Asset Allocation Fund      May 1, 2000
Templeton Developing Markets Securities Fund         Templeton Developing Markets Equity Fund    May 1, 2000
Templeton Growth Securities Fund                     Templeton Global Growth Fund                May 1, 2000
Templeton International Securities Fund              Templeton International Equity Fund         May 1, 2000
Templeton Pacific Growth Securities Fund             Templeton Pacific Growth Fund               May 1, 2000

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

ASSET BASED EXPENSES
A mortality and expense risk charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .60% of the daily net assets of the Variable Account.

An administrative charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .15% of the daily net assets of the Variable Account.


CONTRACT BASED EXPENSES
A cost of insurance charge is deducted against each policy by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total cash surrender value). Total cost of insurance charges paid by the policy owners for the years ended December 31, 2000, 1999 and 1998 were $1,042,625, $1,024,902 and $939,693, respectively.

A deferred issue charge is deducted annually, at the end of the policy year, from each single premium variable life policy for the first ten policy years by liquidating units. The amount of the charge is 7% of the single premium consisting of 2.5% for premium taxes, 4% for sales charge and .5% for policy issue charge (in the State of California, 2.35%, 4.15% and .5%, respectively). If the policy is surrendered before the full amount is collected, the uncollected portion of this charge is deducted from the account value. Total deferred issue charges paid by the policy owners for years ended December 31, 2000, 1999 and 1998 were $48,565, $42,540, and $40,600, respectively.

A policy charge is deducted on each monthly anniversary date from each variable universal life policy by liquidating units. The amount of the charge is equal to 2.5% of each premium payment for premium taxes plus $20 per month for the first policy year and $9 per month guaranteed thereafter. Currently, Allianz Life has agreed to voluntarily limit the charge to $5 per month after the first policy year. Total policy charges paid by the policy owners for the years ended December 31, 2000, 1999 and 1998 were $143,193, $167,757, and $213,159, respectively.

Twelve free transfers are permitted each contract year. Thereafter, the fee is the lesser of $25 or 2% of the amount transferred. No transfer charges were paid by the policy owners during years ended December 31, 2000, 1999 and 1998, respectively. Net transfers (to)/from the Fixed Account during years ended December 31, 2000, 1999 and 1998 were $1,827, ($314,715), and ($95,665), respectively.

The cost of insurance, deferred issue, policy and transfer charges paid are reflected in the Statements of Changes in Net Assets as Other transactions.


3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of, and are taxed with, operations of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code.

Allianz Life does not expect to incur any federal income taxes in the operation of the Variable Account. If, in the future, Allianz Life determines that the Variable Account may incur federal income taxes, it may then assess a charge against the Variable Account for such taxes.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2000 are as follows.

                                                         COST OF           PROCEEDS FROM
PORTFOLIO                                               PURCHASES              SALES
                                                     ---------------------------------------

AIM V.I. Growth Fund                                    $278,442              $12,449
Alger American Growth Portfolio                          223,935               28,969
Alger American Leveraged AllCap Portfolio                213,920               15,579
Franklin Aggressive Growth Securities Fund                   234                   51
Franklin Global Communications Securities Fund           897,578              240,813
Franklin Global Health Care Securities Fund              120,581               21,922
Franklin Growth and Income Securities Fund               721,381              503,354
Franklin High Income Fund                                 73,199              111,808
Franklin Income Securities Fund                          277,998              313,335
Franklin Large Cap Growth Securities Fund                441,720               99,436
Franklin Money Market Fund                               871,857              845,711
Franklin Natural Resources Securities Fund               103,951              177,815
Franklin Real Estate Fund                                109,726              160,875
Franklin Rising Dividends Securities Fund                408,269              354,248
Franklin S&P 500 Index Fund                              493,786               33,290
Franklin Small Cap Fund                                  739,404              195,484
Franklin Technology Securities Fund                       14,880                1,196
Franklin U.S. Government Fund                             57,632               85,088
Franklin Value Securities Fund                             4,318                6,188
Franklin Zero Coupon Fund - 2005                          10,141               18,145
Franklin Zero Coupon Fund - 2010                           7,156                9,692
Mutual Discovery Securities Fund                          29,552               67,488
Mutual Shares Securities Fund                            265,784              375,703
Templeton Asset Strategy Fund                                974                6,692
Templeton Developing Markets Securities Fund              85,045              134,478
Templeton Global Income Securities Fund                   20,837               54,915
Templeton Growth Securities Fund                         585,597              316,672
Templeton International Securities Fund                  713,392              317,278
Templeton International Smaller Companies  Fund           44,984               49,933
Templeton Pacific Growth Securities Fund                  74,846              119,251
USAllianz VIP Diversified Assets Fund                     34,719                1,862
USAllianz VIP Fixed Income Fund                             -                      -
USAllianz VIP Growth Fund                                   -                      -

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


5. POLICY TRANSACTIONS - UNIT ACTIVITY

Transactions in units for each fund for the years ended December 31, 2000, 1999, and 1998, were as follows:
                                                                               FRANKLIN    FRANKLIN
                                                             ALGER   FRANKLIN    GLOBAL      GLOBAL    FRANKLIN
                                          AIM     ALGER  AMERICAN AGGRESSIVE  COMMUNI-      HEALTH  GROWTH AND  FRANKLIN   FRANKLIN
                                         V.I.  AMERICAN LEVERAGED     GROWTH   CATIONS        CARE      INCOME      HIGH     INCOME
                                       GROWTH    GROWTH    ALLCAP SECURITIES SECURITIES SECURITIES  SECURITIES    INCOME SECURITIES
                                         FUND PORTFOLIO PORTFOLIO       FUND       FUND       FUND        FUND      FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1997      -         -         -          -    51,056           -      58,217    74,683     47,169
Policy transactions:
 Purchase payments                          -         -         -          -     3,254           -      10,356     2,263      8,710
 Transfers between funds                    -         -         -          -    (1,327)        778       6,612      (511)    11,713
 Surrenders and terminations                -         -         -          -    (1,451)          -      (1,628)     (852)    (1,996)
 Policy loan transactions                   -         -         -          -     1,042           -        (754)   (6,603)      (481)
 Other transactions                         -         -         -          -    (2,025)         (2)     (4,902)   (1,762)    (4,044)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                  -         -         -          -      (507)        776       9,684    (7,465)    13,902
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998      -         -         -          -    50,549         776      67,901    67,218     61,071
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                          6        27        24          -     2,513           -       9,794     1,690      7,313
 Transfers between funds                9,424    10,207       546          -     2,372       4,350       3,569   (13,852)    (9,019)
 Surrenders and terminations                -         -         -          -    (2,487)          -      (3,906)     (778)    (5,700)
 Policy loan transactions                   -         -         -          -    (1,632)          -        (776)    4,472     (1,326)
 Other transactions                        (2)       (7)       (3)         -    (1,783)       (176)     (4,992)   (1,561)    (3,782)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions              9,428    10,227       567          -    (1,017)      4,174       3,689   (10,029)   (12,514)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1999  9,428    10,227       567          -    49,532       4,950      71,590    57,189     48,557
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                      3,057     2,401     2,585          -     2,534         670       7,352     1,335      4,725
 Transfers between funds               16,754     9,105    14,072         21     3,840       7,097      (8,380)     (324)    (8,608)
 Surrenders and terminations              (61)     (113)       (8)         -    (1,346)         (2)     (2,009)     (839)    (2,375)
 Policy loan transactions               4,191     4,417      (315)         -      (340)       (155)       (305)      (85)       152
 Other transactions                    (1,262)   (1,042)   (1,072)        (6)   (2,139)       (390)     (4,095)   (1,297)    (2,578)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions             22,679    14,768    15,262         15     2,549       7,220      (7,437)   (1,210)    (8,684)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
   December 31, 2000                   32,107    24,995    15,829         15    52,081      12,170      64,153    55,979     39,873
-----------------------------------------------------------------------------------------------------------------------------------



                                       34

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)


                                     FRANKLIN             FRANKLIN             FRANKLIN
                                    LARGE CAP  FRANKLIN    NATURAL  FRANKLIN     RISING   FRANKLIN   FRANKLIN   FRANKLIN   FRANKLIN
                                       GROWTH     MONEY  RESOURCES      REAL  DIVIDENDS    S&P 500      SMALL TECHNOLOGY       U.S.
                                   SECURITIES    MARKET SECURITIES    ESTATE SECURITIES      INDEX        CAP SECURITIES GOVERNMENT
                                         FUND      FUND       FUND      FUND       FUND       FUND       FUND       FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1997                       7,386    43,767     8,354     19,569    31,403           -      23,599         -    39,400
Policy transactions:
 Purchase payments                          -   216,819     1,227      3,889     7,667           -       7,774         -    1,572
 Transfers between funds               13,340  (142,026)    4,888      1,042    11,079           -      26,906         -       45
 Surrenders and terminations                -    (3,319)     (544)      (354)     (668)          -        (631)        -    (1,237)
 Policy loan transactions                   -      (599)       57       (163)     (199)          -         (47)        -      (332)
 Other transactions                      (230)   (2,394)     (609)    (1,880)   (3,711)          -      (3,266)        -    (1,215)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions             13,110    68,481     5,019      2,534    14,168           -      30,736         -    (1,167)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1998                      20,496   112,248    13,373     22,103    45,571           -      54,335         -    38,233
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                        121    63,552       994      3,616     7,371          18       6,412         -     1,517
 Transfers between funds               24,283   (88,436)   13,577      1,406     7,234      12,857       2,514         -     5,003
 Surrenders and terminations                -      (303)     (385)    (1,034)   (2,659)          -      (1,091)        -      (178)
 Policy loan transactions                   -   (12,282)     (121)      (148)     (360)          -        (330)        -      (245)
 Other transactions                      (541)   (2,142)     (648)    (1,924)   (4,136)         (8)     (3,631)        -    (1,327)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions             23,863   (39,611)   13,417      1,916     7,450      12,867       3,874         -     4,770
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1999                      44,359    72,637    26,790     24,019    53,021      12,867      58,209         -    43,003
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                      1,343     5,915       713      2,272     5,536       3,642       5,132       282     1,160
 Transfers between funds               13,772     2,914    (3,207)    (4,323)   (6,292)     43,825      13,434     1,110       174
 Surrenders and terminations             (505)  (10,521)     (332)      (718)   (2,458)       (118)     (1,717)        -    (1,177)
 Policy loan transactions                (209)    1,023       (52)       (58)     (318)       (243)       (260)        -        79
 Other transactions                    (1,366)   (1,870)     (816)    (1,455)   (3,523)     (2,075)     (3,530)     (126)   (1,137)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions             13,035    (2,539)   (3,694)    (4,282)   (7,055)     45,031      13,059     1,266      (901)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 2000                      57,394    70,098    23,096     19,737    45,966      57,898      71,268     1,266    42,102
-----------------------------------------------------------------------------------------------------------------------------------

                                       35

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)
                                               FRANKLIN  FRANKLIN   FRANKLIN                                   TEMPLETON  TEMPLETON
                                     FRANKLIN      ZERO      ZERO       ZERO     MUTUAL      MUTUAL TEMPLETON DEVELOPING     GLOBAL
                                        VALUE    COUPON    COUPON     COUPON  DISCOVERY      SHARES     ASSET    MARKETS     INCOME
                                   SECURITIES      FUND      FUND       FUND SECURITIES  SECURITIES  STRATEGY SECURITIES SECURITIES
                                         FUND    - 2000    - 2005     - 2010       FUND        FUND      FUND       FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1997                           -    13,796    11,932     11,826     29,439      75,999    22,230     62,109     8,916
Policy transactions:
 Purchase payments                          -         -         -          -          -       6,140       102     18,632     2,504
 Transfers between funds                  401         -         -          -     11,424      16,707       445        714       502
 Surrenders and terminations                -      (346)        -          -          -        (307)        -     (2,188)     (129)
 Policy loan transactions                   -      (263)        -        (45)    (4,187)     (8,559)   (5,298)    (1,902)     (244)
 Other transactions                        (2)     (171)     (154)      (184)      (647)     (3,446)     (335)    (6,572)   (1,062)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                399      (780)     (154)      (229)     6,590      10,535    (5,086)     8,684     1,571
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1998                         399    13,016    11,778     11,597     36,029      86,534    17,144     70,793    10,487
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                          -         -         -          -          -       6,655        97     12,797     2,351
 Transfers between funds                  351         -         -         36      3,795      (4,569)        -       (292)     (416)
 Surrenders and terminations                -         -         -          -          -      (3,954)        -     (5,532)     (354)
 Policy loan transactions                   -      (200)        -         (6)       (15)         44       (17)      (539)     (312)
 Other transactions                        (8)     (140)     (139)      (205)      (694)     (4,023)     (302)    (5,779)   (1,070)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                343      (340)     (139)      (175)     3,086      (5,847)     (222)       655       199
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 1999                         742    12,676    11,639     11,422     39,115      80,687    16,922     71,448    10,686
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                          3         -         -          -        133       5,167        52     11,310     1,863
 Transfers between funds                 (207)  (10,857)     (347)         -     (2,803)    (15,201)      (10)    (9,182)   (2,073)
 Surrenders and terminations              (10)   (1,716)        -          -        (28)       (646)      (26)    (1,608)     (833)
 Policy loan transactions                   -        (6)        -         (6)       (18)      1,669       (22)    (1,007)      (55)
 Other transactions                        (8)      (97)     (118)      (159)      (663)     (3,142)     (291)    (4,733)     (939)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions               (222)  (12,676)     (465)      (165)    (3,379)    (12,153)     (297)    (5,220)   (2,037)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
December 31, 2000                         520         -    11,174     11,257     35,736      68,534    16,625     66,228     8,649
-----------------------------------------------------------------------------------------------------------------------------------


                                       36


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)
                                                                                      TEMPLETON    TEMPLETON    USALLIANZ
                                                        TEMPLETON      TEMPLETON  INTERNATIONAL      PACIFIC          VIP
                                                           GROWTH  INTERNATIONAL        SMALLER       GROWTH  DIVERSIFIED     TOTAL
                                                       SECURITIES     SECURITIES      COMPANIES   SECURITIES       ASSETS       ALL
                                                             FUND           FUND           FUND         FUND         FUND     FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1997                     85,767         78,634         1,139        29,580            -   835,970
Policy transactions:
 Purchase payments                                         20,228         17,692             -        11,546            -   340,375
 Transfers between funds                                   16,458         10,775           795        (2,703)           -   (11,943)
 Surrenders and terminations                               (2,700)        (3,966)            -        (2,018)           -   (24,334)
 Policy loan transactions                                    (677)          (733)            -          (247)           -   (30,234)
 Other transactions                                        (9,229)        (7,641)          (35)       (3,684)           -   (59,202)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                                 24,080         16,127           760         2,894            -   214,662
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998                    109,847         94,761         1,899        32,474            - 1,050,632
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                                         17,440         15,075             -         7,406            -   166,789
 Transfers between funds                                   29,397         (1,898)        1,448         2,890            -    16,777
 Surrenders and terminations                               (5,394)        (8,060)            -          (672)           -   (42,487)
 Policy loan transactions                                  (1,166)        (1,465)            -          (168)           -   (16,592)
 Other transactions                                        (9,072)        (7,285)          (46)       (3,497)           -   (58,923)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                                 31,205         (3,633)        1,402         5,959            -    65,564
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1999                    141,052         91,128         3,301        38,433            - 1,116,196
-----------------------------------------------------------------------------------------------------------------------------------
Policy transactions:
 Purchase payments                                         15,727         11,396            17        7,188            36   103,546
 Transfers between funds                                   (8,316)        (9,529)         (490)      (6,552)          361    29,778
 Surrenders and terminations                               (2,401)        (2,727)           (1)      (1,086)            -   (35,381)
 Policy loan transactions                                     230            576             -          (30)        2,269    11,124
 Other transactions                                        (8,981)        (6,191)          (56)      (3,415)          (45)  (58,619)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in units resulting from
       policy transactions                                 (3,741)        (6,475)         (530)      (3,895)        2,621    50,448
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2000                    137,311         84,653         2,771       34,538         2,621 1,166,644
-----------------------------------------------------------------------------------------------------------------------------------


                                       37


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


6. UNIT VALUES

A summary of units outstanding, unit values, and total return for variable life contracts and the expense ratios, including expenses of the underlying funds, each of the five years in the period ended December 31, 2000 follows:

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. GROWTH FUND
December 31,
 2000                                                       32,107        $8.755         -21.1%   $281,091          1.58%
 1999(1)                                                     9,428         11.094         10.9     104,588          1.48+

ALGER AMERICAN GROWTH PORTFOLIO
December 31,
 2000                                                       24,995         9.247         -15.4     231,121          1.54
 1999(1)                                                    10,227        10.932           9.3     111,793          1.54+

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
December 31,
 2000                                                       15,829         9.081         -25.4     143,758          1.65
 1999(1)                                                       567        12.171          21.7       6,903          1.68+

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND
December 31,
 2000(6)                                                        15         7.552         -24.5         110          1.65+

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
December 31,
 2000                                                       52,081        31.777         -33.4   1,655,019          1.27
 1999                                                       49,532        47.679          38.4   2,362,390          1.26
 1998                                                       50,549        34.456          10.4   1,741,751          1.25
 1997                                                       51,056        31.223          25.8   1,594,097          1.25
 1996                                                       54,519        24.816           6.3   1,352,938          1.25

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
December 31,
 2000                                                       12,170        16.650          71.3     202,629          1.53
 1999                                                        4,950         9.720          -8.8      48,117          1.57
 1998(2)                                                       776        10.656           6.6       8,265          1.59+

FRANKLIN GROWTH AND INCOME SECURITIES FUND
December 31,
 2000                                                       64,153        50.297          17.1   3,226,650          1.25
 1999                                                       71,590        42.947           0.4   3,074,550          1.24
 1998                                                       67,901        42.797           7.5   2,905,941          1.24
 1997                                                       58,217        39.803          26.8   2,317,193          1.24
 1996                                                       54,351        31.393          13.3   1,706,254          1.25

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000

6. UNIT VALUES (CONTINUED)

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND
December 31,
 2000                                                       55,980       $21.074         -13.7% $1,179,701          1.32%
 1999                                                       57,189        24.406          -0.8   1,395,748          1.29
 1998                                                       67,218        24.606           0.2   1,653,951          1.28
 1997                                                       74,683        24.565          10.7   1,834,614          1.28
 1996                                                       84,503        22.188          13.0   1,874,953          1.29


FRANKLIN INCOME SECURITIES FUND
December 31,
 2000                                                       39,873        29.536          18.9   1,177,665          1.25
 1999                                                       48,557        24.846          -2.5   1,206,414          1.25
 1998                                                       61,071        25.496           0.9   1,557,015          1.24
 1997                                                       47,169        25.273          16.2   1,192,087          1.25
 1996                                                       39,985        21.747          10.4     869,551          1.25


FRANKLIN LARGE CAP GROWTH SECURITIES FUND
December 31,
 2000                                                       57,393        21.734           5.0   1,247,375          1.53
 1999                                                       44,359        20.706          30.7     918,500          1.52
 1998                                                       20,496        15.847          19.4     324,793          1.52
 1997                                                        7,386        13.273          17.4      98,032          1.52
 1996(3)                                                       391        11.303          13.0       4,418          1.52+


FRANKLIN MONEY MARKET FUND
December 31,
 2000                                                       70,099        18.548           5.2   1,300,193          1.30
 1999                                                       72,637        17.638           4.0   1,281,162          1.28
 1998                                                      112,248        16.964           4.4   1,904,136          1.20
 1997                                                       43,767        16.244           4.5     710,942          1.20
 1996                                                       46,930        15.550           4.4     729,749          1.18


FRANKLIN NATURAL RESOURCES SECURITIES FUND
December 31,
 2000                                                       23,097        16.631          35.5     384,061          1.42
 1999                                                       26,790        12.277          31.3     328,864          1.41
 1998                                                       13,373         9.353         -25.9     125,063          1.39
 1997                                                        8,354        12.629         -19.6     105,493          1.44
 1996                                                        8,152        15.704           3.2     128,017          1.40

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


6. UNIT VALUES (CONTINUED)

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND
December 31,
 2000                                                       19,737       $33.265          31.0%   $656,574          1.35%
 1999                                                       24,019        25.401          -6.8     610,109          1.33
 1998                                                       22,103        27.267         -17.4     602,683          1.29
 1997                                                       19,569        33.025          19.8     646,288          1.29
 1996                                                       12,678        27.568          31.8     349,516          1.32

FRANKLIN RISING DIVIDENDS SECURITIES FUND
December 31,
 2000                                                        45,967       23.831          20.1   1,095,484          1.53
 1999                                                       53,021        19.835         -10.4   1,051,719          1.50
 1998                                                       45,571        22.132           6.1   1,008,603          1.47
 1997                                                       31,403        20.855          32.0     654,915          1.49
 1996                                                       19,304        15.795          23.2     304,911          1.51

FRANKLIN S&P 500 INDEX FUND
December 31,
 2000                                                       57,898         9.517          -9.1     551,041          1.07
 1999(1)                                                    12,867        10.476           4.8     134,791          1.30+

FRANKLIN SMALL CAP FUND
December 31,
 2000                                                       71,268        24.693         -15.2   1,759,841          1.52
 1999                                                       58,209        29.131          95.5   1,695,730          1.52
 1998                                                       54,335        14.903          -1.7     809,760          1.52
 1997                                                       23,599        15.164          16.5     357,841          1.52
 1996                                                        4,338        13.011          28.1      56,436          1.52

FRANKLIN TECHNOLOGY SECURITIES FUND
December 31,
 2000(6)                                                     1,266         7.542         -24.6       9,545          1.74+

FRANKLIN U.S. GOVERNMENT FUND
December 31,
 2000                                                       42,102        25.921          11.0   1,091,393          1.27
 1999                                                       43,003        23.356          -1.7   1,004,398          1.26
 1998                                                       38,233        23.755           6.6     908,236          1.25
 1997                                                       39,400        22.276           8.5     877,698          1.25
 1996                                                       45,204        20.532           2.8     928,142          1.26

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


6. UNIT VALUES (CONTINUED)

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
FRANKLIN VALUE SECURITIES FUND
December 31,
 2000                                                          519       $ 9.720          24.3%    $ 5,054          1.59%
 1999                                                          742         7.820           0.9       5,811          1.56
 1998(2)                                                       399         7.751         -22.5       3,098          1.87+

FRANKLIN ZERO COUPON FUND - 2005
December 31,
 2000                                                       11,174        34.646          11.7     387,085          1.41
 1999                                                       11,639        31.011          -6.6     360,912          1.40
 1998                                                       11,778        33.196          11.7     390,968          1.15
 1997                                                       11,932        29.722          10.5     354,637          1.15
 1996                                                       14,331        26.888          -1.3     385,323          1.15

FRANKLIN ZERO COUPON FUND - 2010
December 31,
 2000                                                       11,257        40.376          17.8     454,476          1.40
 1999                                                       11,422        34.265         -12.9     391,363          1.40
 1998                                                       11,597        39.336          13.6     456,187          1.15
 1997                                                       11,826        34.629          15.7     409,523          1.15
 1996                                                       11,896        29.931          -3.4     356,054          1.15

MUTUAL DISCOVERY SECURITIES FUND
December 31,
 2000                                                       35,736        15.329           9.6     547,795          1.77
 1999                                                       39,115        13.983          22.8     546,938          1.76
 1998                                                       36,029        11.383          -5.7     410,124          1.75
 1997                                                       29,439        12.072          18.5     355,384          1.81
 1996(4)                                                     4,953        10.190           1.9      50,468          2.12+

MUTUAL SHARES SECURITIES FUND
December 31,
 2000                                                       68,534        15.235          12.8   1,044,113          1.55
 1999                                                       80,687        13.509          12.6   1,090,067          1.54
 1998                                                       86,534        12.002          -0.7   1,038,636          1.52
 1997                                                       75,999        12.082          16.9     918,245          1.55
 1996(4)                                                     8,280        10.339           3.4      85,606          1.75+

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


6. UNIT VALUES (CONTINUED)

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON ASSET STRATEGY FUND
December 31,
 2000                                                       16,625      $ 14.567          -1.9%  $ 242,194          1.57%
 1999                                                       16,922        14.852           6.7     251,342          1.57
 1998                                                       17,144        13.917          -0.8     238,598          1.59
 1997                                                       22,230        14.027          10.9     311,809          1.69
 1996                                                       30,332        12.651          18.9     383,721          1.61

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
December 31,
 2000                                                        66,228        8.548         -30.0     566,104          2.31
 1999                                                       71,448        12.217          53.5     872,827          2.14
 1998                                                       70,793         7.959         -22.2     563,460          2.16
 1997                                                       62,109        10.230          -9.4     635,389          2.17
 1996                                                       59,260        11.292          20.7     669,146          2.24

TEMPLETON GLOBAL INCOME SECURITIES FUND
December 31,
 2000                                                        8,649        17.478           3.5     151,181          1.47
 1999                                                       10,686        16.881          -6.5     180,418          1.40
 1998                                                       10,487        18.052           6.3     189,335          1.38
 1997                                                        8,916        16.985           1.7     151,430          1.37
 1996                                                        7,756        16.700           8.8     129,516          1.36

TEMPLETON GROWTH SECURITIES FUND
December 31,
 2000                                                      137,311        19.695           1.0   2,704,317          1.62
 1999                                                      141,052        19.504          20.1   2,751,077          1.63
 1998                                                      109,847        16.235           8.2   1,783,371          1.63
 1997                                                       85,767        15.010          12.7   1,287,362          1.63
 1996                                                       58,157        13.324          20.4     774,892          1.68

TEMPLETON INTERNATIONAL SECURITIES FUND
December 31,
 2000                                                       84,653        22.866          -5.6   1,935,711          1.62
 1999                                                       91,128        24.230          25.7   2,208,092          1.65
 1998                                                       94,761        19.278           4.8   1,826,865          1.63
 1997                                                       78,634        18.400          10.9   1,446,893          1.64
 1996                                                       60,849        16.598          22.0   1,010,009          1.64

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2000


6. UNIT VALUES (CONTINUED)

                                                                                                                RATIO OF
                                                                                                                EXPENSES
                                                             UNITS          UNIT         TOTAL         NET    TO AVERAGE
                                                       OUTSTANDING         VALUE        RETURN**    ASSETS    NET ASSETS*
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
December 31,
 2000                                                        2,771      $ 11.510          -1.8%   $ 31,907          1.86%
 1999                                                        3,301        11.717          23.0      38,684          1.86
 1998                                                        1,899         9.528         -12.9      18,103          1.85
 1997                                                        1,139        10.943          -2.2      12,470          1.81
 1996(3)                                                          -       11.194          11.9           -          1.53+

TEMPLETON PACIFIC GROWTH SECURITIES FUND
December 31,
 2000                                                       34,538         8.470         -26.3     292,514          1.85
 1999                                                       38,433        11.488          36.0     441,517          1.83
 1998                                                       32,474         8.447         -13.8     274,322          1.85
 1997                                                       29,580         9.798         -36.4     289,825          1.78
 1996                                                       27,810        15.412          10.3     428,593          1.74

USALLIANZ VIP DIVERSIFIED ASSETS FUND
December 31,
 2000                                                        2,621        10.457          2.7%      27,400          1.75
 1999(1)                                                         -             -            -            -          1.75+

USALLIANZ VIP FIXED INCOME FUND
December 31,
 2000                                                            -             -            -            -          1.50
 1999(1)                                                         -             -            -            -          1.50+

USALLIANZ VIP GROWTH FUND
December 31,
 2000                                                            -             -            -            -          1.65
 1999(1)                                                         -             -            -            -          1.65+


* For the year ended December 31, including the effect of the expenses of the underlying funds.

**   Total return does not reflect payment of sales charge.

+    Annualized.

1    Period from November 12, 1999 (fund commencement) to December 31, 1999.

2    Period from May 1, 1998 (fund commencement) to December 31, 1998.

3    Period from May 1, 1996 (fund commencement) to December 31, 1996.

4    Period from November 8, 1996 (fund commencement) to December 31, 1996.

6    Period from May 1, 2000 (fund commencement) to December 31, 2000.

                             ALLIANZ LIFE INSURANCE
                            COMPANY OF NORTH AMERICA
                                AND SUBSIDIARIES
                        Consolidated Financial Statements
                           December 31, 2000 and 1999

                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Independent Auditors' Report

The Board of Directors
Allianz Life Insurance Company of North America and subsidiaries:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 1 to the consolidated financial statements, in 1999 the Company changed its method of calculating deferred acquisition costs and future benefit reserves for two-tiered annuities.

January 16, 2001

            Variable Life Prospectus   1
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2000 and 1999 (in thousands)

     Assets                                                                                                   2000           1999
                                                                                                          --------------------------

Investments:
    Fixed maturities, at fair value ..................................................................    $ 5,590,904      4,582,350
    Equity securities, at fair value .................................................................        600,922        675,541
    Mortgage loans on real estate ....................................................................        566,547        528,933
    Short-term securities ............................................................................        309,524        139,571
    Policy loans .....................................................................................         57,066         46,573
    Real estate ......................................................................................        333,836        154,063
    Options ..........................................................................................        101,796         68,217
    Investment in equity investments .................................................................          3,655          3,045
    Other long-term investments ......................................................................          3,380              0
                                                                                                          --------------------------
        Total investments ............................................................................      7,567,630      6,198,293
Cash .................................................................................................         41,627         76,213
Accrued investment income ............................................................................         88,298         73,774
Receivables (net of allowance for uncollectible accounts of
    $3,358 in 2000 and $3,395 in 1999) ...............................................................        309,047        310,866
Reinsurance recoverable:
    Funds held on deposit ............................................................................      1,144,153      1,151,941
    Recoverable on future policy benefit reserves ....................................................      3,259,954      3,330,612
    Recoverable on unpaid claims .....................................................................        358,567        405,086
    Receivable on paid claims ........................................................................         63,034         74,483
Goodwill (net of accumulated amortization of $20,591 in 2000 and $3,847 in 1999) .....................        312,122        304,561
Value of business acquired (net of accumulated amortization of $34,478 in 2000 and $6,136 in 1999) ...        189,454        210,363
Deferred acquisition costs ...........................................................................        941,511        801,763
Home office property and equipment (net of accumulated depreciation of
     $23,437 in 2000 and $40,181 in 1999) ............................................................         52,630         15,865
Federal income tax recoverable .......................................................................            652         10,484
Other assets .........................................................................................         65,815         39,946
                                                                                                          --------------------------
    Assets, exclusive of separate account assets .....................................................     14,394,494     13,004,250
Separate account assets ..............................................................................      6,822,883      8,488,404
                                                                                                          --------------------------
    Total assets .....................................................................................    $21,217,377     21,492,654
                                                                                                          ==========================

          See accompanying notes to consolidated financial statements.

                                       2
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Balance Sheets (continued)

December 31, 2000 and 1999 (in thousands)

        Liabilities and Stockholder's Equity                                                               2000              1999
                                                                                                       -----------------------------
Liabilities
    Future benefit reserves:
       Life ....................................................................................       $ 2,045,746         1,874,904
       Annuity .................................................................................         9,007,312         7,796,583
    Policy and contract claims .................................................................           912,539           927,915
    Unearned premiums ..........................................................................            48,907            49,013
    Reinsurance payable ........................................................................           146,826           212,239
    Deferred income on reinsurance .............................................................           166,503           186,888
    Deferred income taxes ......................................................................            15,361            51,356
    Accrued expenses ...........................................................................            90,159           108,232
    Commissions due and accrued ................................................................            57,173            55,904
    Other policyholder funds ...................................................................           136,911           102,220
    Amounts drawn in excess of bank balances ...................................................            49,247            18,103
    Other liabilities ..........................................................................           102,346            73,813
                                                                                                       -----------------------------
            Liabilities, exclusive of separate account liabilities .............................        12,779,030        11,457,170
    Separate account liabilities ...............................................................         6,822,883         8,488,404
                                                                                                       -----------------------------
            Total liabilities ..................................................................        19,601,913        19,945,574
                                                                                                       =============================
Stockholder's Equity:
    Common stock, $1 par value, 20 million shares authorized, issued and outstanding ...........            20,000            20,000
    Additional paid-in capital .................................................................           830,274           830,274
    Retained earnings ..........................................................................           738,354           632,320
    Accumulated other comprehensive income .....................................................            26,836            64,486
                                                                                                       -----------------------------
            Total stockholder's equity .........................................................         1,615,464         1,547,080
Commitments and contingencies (notes 7 and 12)
                                                                                                       -----------------------------
            Total liabilities and stockholder's equity .........................................       $21,217,377        21,492,654
                                                                                                       =============================

          See accompanying notes to consolidated financial statements.

            Variable Life Prospectus   3
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended December 31, 2000, 1999 and 1998 (in thousands)

                                                                                          2000              1999            1998
                                                                                      ---------------------------------------------
Revenue:
    Life insurance premiums .....................................................     $   453,789          440,011          416,199
    Other life policy considerations ............................................          61,482           38,801           52,668
    Annuity considerations ......................................................         186,393          239,070          222,632
    Accident and health premiums ................................................         654,874          843,906          773,570
                                                                                      ---------------------------------------------
        Total premiums and considerations .......................................       1,356,538        1,561,788        1,465,069
    Premiums and annuity considerations ceded ...................................         345,279          478,239          411,316
                                                                                      ---------------------------------------------
        Net premiums and considerations .........................................       1,011,259        1,083,549        1,053,753
    Investment income, net ......................................................         403,899          279,982          220,297
    Realized investment gains ...................................................         122,851          112,253           89,226
    Other .......................................................................          84,912           72,301           78,174
                                                                                      ---------------------------------------------
        Total revenue ...........................................................       1,622,921        1,548,085        1,441,450
                                                                                      ---------------------------------------------
Benefits and expenses:
    Life insurance benefits .....................................................         458,203          382,464          461,891
    Annuity benefits ............................................................         402,170          248,520          254,694
    Accident and health insurance benefits ......................................         521,616          765,257          623,640
                                                                                      ---------------------------------------------
        Total benefits ..........................................................       1,381,989        1,396,241        1,340,225
    Benefit recoveries ..........................................................         441,218          443,441          501,719
                                                                                      ---------------------------------------------
        Net benefits ............................................................         940,771          952,800          838,506
    Commissions and other agent compensation ....................................         397,020          304,816          322,697
    General and administrative expenses .........................................         243,684          162,798          116,007
    Taxes, licenses and fees ....................................................          24,553           26,292           15,848
    Amortization of goodwill ....................................................          16,744            3,847                0
    Amortization of value of business acquired, net of interest credited ........          20,909            4,161                0
    Change in deferred acquisition costs, net ...................................        (139,748)         129,142           (2,979)
                                                                                      ---------------------------------------------
        Total benefits and expenses .............................................       1,503,933        1,583,856        1,290,079
                                                                                      ---------------------------------------------
        Income (loss) from operations before income taxes .......................         118,988          (35,771)         151,371
                                                                                      ---------------------------------------------
Income tax expense (benefit):
    Current .....................................................................          28,871           63,371           48,410
    Deferred ....................................................................         (15,917)         (73,727)           2,822
                                                                                      ---------------------------------------------
        Total income tax expense (benefit) ......................................          12,954          (10,356)          51,232
                                                                                      ---------------------------------------------
        Income (loss) before cumulative effect of change in accounting ..........         106,034          (25,415)         100,139
Cumulative effect of change in accounting, net of tax benefit ...................               0          (16,122)               0
                                                                                      ---------------------------------------------
        Net income (loss) .......................................................     $   106,034          (41,537)         100,139
                                                                                      =============================================

          See accompanying notes to consolidated financial statements.

                                       4
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

Years ended December 31, 2000, 1999 and 1998 (in thousands)

                                                                                                   2000          1999        1998
                                                                                                -----------------------------------
Net income (loss) ...........................................................................   $ 106,034      (41,537)     100,139
                                                                                                -----------------------------------
Other comprehensive (loss) gain:
    Foreign currency translation adjustments, net of tax ....................................        (798)       1,461       (1,761)
                                                                                                -----------------------------------
    Unrealized gains (losses) on fixed maturity and equity securities:
        Unrealized holding gains (losses) arising during the period net of tax expense (benefit) of $23,155, $(55,781) and $57,703 in 2000, 1999,
            and 1998, respectively ..........................................................      43,001     (103,590)     107,161
        Reclassification adjustment for gains included in net income, net of tax
            expense of $42,998, $39,289, and $30,627 in 2000, 1999, and 1998, respectively ..      79,853       72,964       56,879
                                                                                                -----------------------------------
            Total unrealized holding (losses) gains .........................................     (36,852)    (176,554)      50,282
                                                                                                -----------------------------------
            Total other comprehensive (loss) income .........................................     (37,650)    (175,093)      48,521
                                                                                                -----------------------------------
            Total comprehensive income (loss) ...............................................   $  68,384     (216,630)     148,660
                                                                                                ===================================

          See accompanying notes to consolidated financial statements.

            Variable Life Prospectus   5
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Stockholder's Equity

Years ended December 31, 2000, 1999 and 1998 (in thousands)

                                                                                              2000            1999           1998
                                                                                          -----------------------------------------
Common stock:
        Balance at beginning and end of year ..........................................   $    20,000         20,000         20,000
                                                                                          -----------------------------------------
Preferred stock:
        Balance at beginning of year ..................................................             0              0         25,000
        Redemption of stock during the year ...........................................             0              0        (25,000)
                                                                                          -----------------------------------------
        Balance at end of year ........................................................             0              0              0
                                                                                          -----------------------------------------
Additional paid-in capital:
        Balance at beginning of year ..................................................       830,274        407,088        407,088
        Capital contribution ..........................................................             0        423,186              0
                                                                                          -----------------------------------------
        Balance at end of year ........................................................       830,274        830,274        407,088
                                                                                          -----------------------------------------
Retained earnings:
        Balance at beginning of year ..................................................       632,320        673,857        574,447
        Net income ....................................................................       106,034        (41,537)       100,139
        Cash dividend to stockholder ..................................................             0              0           (729)
                                                                                          -----------------------------------------
        Balance at end of year ........................................................       738,354        632,320        673,857
                                                                                          -----------------------------------------
Accumulated other comprehensive income:
    Accumulated unrealized holding gain:
        Balance at beginning of year ..................................................        69,234        245,788        195,505
        Net unrealized (loss) gain on investments during the year,
             net of deferred federal income taxes .....................................       (36,852)      (176,554)        50,283
                                                                                          -----------------------------------------
        Balance at end of year ........................................................        32,382         69,234        245,788
Accumulated unrealized foreign currency (loss):
        Balance at beginning of year ..................................................        (4,748)        (6,209)        (4,448)
        Net unrealized (loss) gain on foreign currency translation during the year,
            net of deferred federal income taxes ......................................          (798)         1,461         (1,761)
                                                                                          -----------------------------------------
        Balance at end of year ........................................................        (5,546)        (4,748)        (6,209)
                                                                                          -----------------------------------------
        Total accumulated other comprehensive income ..................................        26,836         64,486        239,579
                                                                                          -----------------------------------------
            Total stockholder's equity ................................................   $ 1,615,464      1,547,080      1,340,524
                                                                                          =========================================

          See accompanying notes to consolidated financial statements.

                                       6
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Cash Flows

December 31, 2000, 1999 and 1998 (in thousands)

                                                                                               2000            1999          1998
                                                                                            ---------------------------------------
Cash flows provided by (used in) operating activities:
    Net income (loss) .................................................................     $ 106,034        (41,537)       100,139
                                                                                            ---------------------------------------
    Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
            Realized investment gains .................................................      (134,916)      (112,253)       (89,226)
            Unrealized (gain) loss on options .........................................        50,466        (10,472)        (3,231)
            Deferred federal income tax (benefit) expense .............................       (15,917)       (82,409)         2,822
            Charges to policy account balances ........................................       (44,976)       (66,945)      (104,681)
            Interest credited to policy account balances ..............................       206,695        251,303        262,956
            Change in:
                Accrued investment income .............................................       (14,524)        (1,921)         1,696
                Receivables ...........................................................         1,819         17,873        (61,295)
                Reinsurance recoverable ...............................................       136,414       (435,498)      (162,959)
                Deferred acquisition costs ............................................      (139,748)       128,296         (2,979)
                Future benefit reserves ...............................................       (56,090)      (136,722)        25,183
                Policy and contract claims and other policyholder funds ...............        19,315        206,366        156,119
                Unearned premiums .....................................................          (106)        (4,765)         3,610
                Reinsurance payable ...................................................       (65,413)        13,820         17,713
                Current tax recoverable ...............................................         9,832         (6,424)        16,701
                Accrued expenses and other liabilities ................................        10,460        (52,776)        12,891
                Commissions due and accrued ...........................................         1,269          5,627          1,483
            Depreciation and amortization .............................................        22,352         (5,917)       (12,711)
            Equity in earnings of equity investments ..................................        (2,659)          (690)        (2,207)
            Other, net ................................................................       (11,508)         3,821          1,314
                                                                                            ---------------------------------------
                Total adjustments .....................................................       (27,235)      (289,686)        63,199
                                                                                            ---------------------------------------
            Net cash provided by (used in) operating activities .......................        78,799       (331,223)       163,338
                                                                                            ---------------------------------------

          See accompanying notes to consolidated financial statements.

            Variable Life Prospectus   7
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Cash Flows (continued)

Years ended December 31, 2000, 1999 and 1998 (in thousands)

                                                                                      2000               1999               1998
                                                                                  -------------------------------------------------
Cash flows (used in) provided by operating activities .....................       $    78,799           (331,223)           163,338
Cash flows (used in) provided by investing activities:
    Purchase of fixed maturities ..........................................        (2,048,850)        (1,171,682)        (1,256,653)
    Purchase of equity securities .........................................        (1,262,887)          (404,985)        (1,518,096)
    Purchase of real estate ...............................................          (169,960)           (66,502)           (36,367)
    Purchase of options ...................................................           (84,045)           (22,145)            (8,272)
    Funding of mortgage loans .............................................           (85,559)          (114,840)          (168,870)
    Sale and redemption of fixed maturity securities ......................         1,101,652          1,123,115          1,460,969
    Matured fixed maturity securities .....................................            93,125             21,280             28,152
    Sale of equity securities .............................................         1,263,995            385,559          1,560,695
    Sale of real estate ...................................................               487                  0              7,103
    Repayment of mortgage loans ...........................................            47,945             41,355             29,105
    Net change in short-term securities ...................................          (169,953)            38,121            (49,242)
    Purchase of home office property and equipment ........................           (36,765)            (4,972)            (1,220)
    Purchase of interest in equity investments ............................           (24,357)                 0                  0
    Purchase of Life USA, net of cash acquired ............................                 0           (370,881)           (79,091)
    Other .................................................................           (24,914)            (5,438)            (5,489)
                                                                                  -------------------------------------------------
    Net cash used in investing activities .................................        (1,400,086)          (552,015)           (37,276)
                                                                                  -------------------------------------------------
Cash flows provided by (used in) financing activities:
    Policyholders' deposits to account balances ...........................       $ 1,875,392          1,033,877            864,446
    Policyholders' withdrawals from account balances ......................          (599,450)          (663,733)          (562,667)
    Change in amounts drawn in excess of bank balances ....................            31,144              2,782             15,321
    Change in assets held under reinsurance agreements ....................           (20,385)            80,823              7,876
    Funds (repaid) on dollar reverse repurchase agreements, net ...........                 0                  0           (369,664)
    Capital contribution ..................................................                 0            423,186                  0
    Redemption of preferred stock .........................................                 0                  0            (25,000)
    Cash dividends paid ...................................................                 0                  0               (729)
                                                                                  -------------------------------------------------
    Net cash provided by (used in) financing activities ...................         1,286,701            876,935            (70,417)
                                                                                  -------------------------------------------------
            Net change in cash ............................................           (34,586)            (6,303)            55,645
Cash at beginning of year .................................................            76,213             82,516             26,871
                                                                                  -------------------------------------------------
Cash at end of year .......................................................       $    41,627             76,213             82,516
                                                                                  =================================================

          See accompanying notes to consolidated financial statements.

                                       8
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Consolidated Statements of Cash Flows (continued)

Years ended December 31, 2000, 1999 and 1998 (in thousands)

                                                                                                  2000         1999           1998
                                                                                               -------------------------------------
Supplemental disclosures of noncash transactions:
  Fair value of assets acquired in acquisition of LifeUSA:
        Fixed maturity securities ........................................................     $       0     2,283,214            0
        Equity securities ................................................................             0        21,358            0
        Certificates of deposit and short-term securities ................................             0        11,285            0
        Policy loans .....................................................................             0        37,618            0
        Options ..........................................................................             0        20,491            0
        Cash .............................................................................             0        62,767            0
        Accrued investment income ........................................................             0        35,204            0
        Receivables (net of allowance for uncollectible accounts of $0, $145, $0) ........             0         4,768            0
        Recoverable on future policy benefit reserves - annuity ..........................             0     3,023,377
        Deferred tax asset ...............................................................             0        29,825            0
        Other assets .....................................................................             0        21,291            0

    Liabilities assumed in acquisition of LifeUSA:
        Future policy benefit reserves - annuity .........................................             0     5,395,155            0
        Reinsurance payable ..............................................................             0        69,022            0
        Accrued expenses .................................................................             0        14,611            0
        Commissions due and accrued ......................................................             0         9,277            0
        Other policyholder funds .........................................................             0        29,729            0
        Other liabilities ................................................................             0        42,552            0

          See accompanying notes to consolidated financial statements.

            Variable Life Prospectus   9
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Allianz Life Insurance Company of North America (the Company) is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a wholly owned subsidiary of Allianz Aktiengesellschaft Holding (Allianz AG), a Federal Republic of Germany company.

The Company is a life insurance company that is licensed to sell group and individual life, annuity and accident and health policies in the United States, Canada and several U.S. territories. Based on 2000 net revenues and considerations, 44%, 39% and 17% of the Company's business is accident and health, life and annuity, respectively. The Company has made the decision to terminate all group accident and health reinsurance assumed business and to no longer pursue the broker administrator distribution channel. The group accident and health business will decline significantly as a result of these decisions. The Company's primary distribution channels are through independent agents, strategic alliances with other insurance companies and third party marketing organizations.

Following is a summary of the significant accounting policies reflected in the accompanying consolidated financial statements.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which vary in certain respects from accounting rules prescribed or permitted by state insurance regulatory authorities. The accounts of the Company's major subsidiaries, LifeUSA Insurance Company (LifeUSA) and Preferred Life Insurance Company of New York, and other less significant subsidiaries have been consolidated. The consolidated financial statements only include the results of LifeUSA's operations subsequent to October 1, 1999, the date of its acquisition by the Company (see note 2). All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could vary significantly from management's estimates.

Traditional Life, Group Life and Group Accident and Health Insurance

Traditional life products include products with guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited payment contracts and certain annuity products with life contingencies.

Premiums on traditional life and group life products are recognized as income when due. Group accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses for traditional and group products are matched with earned premiums so that profits are recognized over the premium paying periods of the contracts. This matching is accomplished by establishing provisions for future policy benefits and policy and contract claims, and deferring and amortizing related policy acquisition costs.

Nontraditional and Variable Life and Annuity Business

Nontraditional and variable life insurance and interest sensitive contracts that have significant mortality or morbidity risk are accounted for in accordance with the retrospective deposit method. Interest sensitive contracts that do not have significant mortality or morbidity risk are accounted for in a manner consistent with interest bearing financial instruments. For both types of contracts, premium receipts are reported as deposits to the contractholder's account while revenues consist of amounts assessed against contractholders including surrender charges and earned administrative service fees. Mortality or morbidity charges are also accounted for as revenue on those contracts containing mortality or morbidity risk. Benefits consist of interest credited to contractholder's accounts and claims or benefits incurred in excess of the contractholder's balance.

                                       10
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Value of Business Acquired and Goodwill

The value of insurance in force purchased is recorded as the value of business acquired (VOBA). The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as deferred acquisition costs. The amortization period is expected to be approximately 20 years from the date the business was acquired. The activity in the VOBA balance for 2000 and 1999 is summarized below.

                                            2000             1999
                                    =============================
Balance, beginning of year          $    210,363                0
Additions                                      0          214,524
Interest                                   7,433            1,975
Amortization                            (28,342)           (6,136)
                                    -----------------------------
Balance, end of year                     189,454          210,363
                                    =============================

The net amortization of the VOBA in each of the next five years is expected to be: 2001 - $20,770; 2002 - $19,247; 2003 - $18,281; 2004 - $17,895; and 2005 -
$13,253.

Goodwill is the excess of the amount paid to acquire a company over the fair value of its net assets and VOBA, reduced by amortization and valuation adjustments, if any. Goodwill related to the purchase of LifeUSA is amortized on a straight-line basis over 20 years; all other goodwill is amortized over 15 years. The value of VOBA and goodwill is monitored at least annually based on estimates of future earnings. For VOBA, those earnings relate to the insurance in force purchased. For goodwill, estimates will be based on production subsequent to the purchase. If estimated future earnings are less than the carrying amount of the related asset, the carrying value of the asset may not be recoverable. Fair value of the asset is determined based on discounted estimated future cash flows of business purchased or future business, as applicable. If impairment is indicated, the carrying value will be reduced to its fair value with a corresponding charge to earnings.

Deferred Acquisition Costs

Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred. For traditional life and group life products, such costs are amortized over the revenue-producing period of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For interest sensitive products, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity and expense charges. Deferred acquisition costs amortized during 2000, 1999 and 1998 were $162,746, $312,036, and $202,644, respectively.

Future Policy Benefit Reserves

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality and withdrawal assumptions, commensurate with the Company's experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 6% to 3.5%.

Future policy benefit reserves for interest sensitive products are generally carried at accumulated contract values. Reserves on some deferred annuity contracts are computed based on contractholder cash value accumulations, adjusted for mortality, withdrawal and interest margin assumptions.

Fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, were determined by testing amounts payable on demand against discounted cash flows using interest rates commensurate with the risks involved. Fair values are based on the amount payable on demand at December 31.

            Variable Life Prospectus   11
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy and Contract Claims

Policy and contract claims represent an estimate of claims and claim adjustment expenses that have been reported but not yet paid and incurred but not yet reported as of December 31.

Reinsurance

Reinsurance premium and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts. Insurance liabilities are reported before the effects of reinsurance. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

Investments

The Company has classified all of its fixed maturity and equity portfolio as "available-for-sale" and, accordingly, the securities are carried at fair value, changes in unrealized gains or losses, net of tax, are credited or charged directly to stockholder's equity. Mortgage backed securities and structured securities are amortized using anticipated prepayments and are accounted for using the retrospective method. Short-term securities are carried at amortized cost, which approximates market value. Policy loans are reflected at their unpaid principal balances. Mortgage loans are reflected at unpaid principal balances adjusted for premium and discount amortization and an allowance for uncollectible balances. The Company analyzes loan impairment at least once a year when assessing the adequacy of the allowance for possible credit losses. The Company does not accrue interest on impaired loans and accounts for interest income on such loans on a cash basis.

Realized gains and losses are computed based on the specific identification method.

As of December 31, 2000 and 1999, investments with a carrying value of $127,528 and $164,045, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The fair values of invested assets, excluding investments in real estate, are deemed by management to approximate their estimated market values. The fair value of fixed maturity and equity securities is based primarily on independent pricing services, broker quotes and other independent information. The fair value of mortgage loans has been calculated using discounted cash flows and is based on pertinent information available to management as of year-end. Policy loan balances which are supported by the underlying cash value of the policies approximate fair value. Changes in market conditions subsequent to year-end may cause estimates of fair values to differ from the amounts presented herein.

Investment in Equity Method Subsidiaries

The Company uses the equity method of accounting for the various organizations in which it holds a minority interest. The excess of amounts invested over the proportionate equity in the investee's net assets has been accounted for as goodwill and is being amortized over a 15-year life. The Company's investment in various companies is classified as investment in equity method subsidiaries and is included in investment in equity investments on the Consolidated Balance Sheet. The Company's proportionate share of gains or losses is reflected in the investment balance and is also reflected in other income on the Consolidated Statement of Operations.

Accounting for Option Contracts

Certain annuity products provide additional benefits to the policy annuitization value based on the growth in the Standard & Poor's (S&P) 500 Index. The Company has analyzed the characteristics of these benefits and has purchased option contracts tied to the S&P 500 Index with similar characteristics to economically hedge these risks. Management monitors correlation of in force amounts and option contract values to ensure proper matching. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option contracts as deemed appropriate. As of December 31, 2000, management believes a proper economic hedge exists.

                                       12
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The option contracts are reported at fair value on the consolidated balance sheet. The fair value of the options is deemed by management to approximate the estimated market values. Unrealized gains and losses on the option contracts are recorded in investment income on the Consolidated Statement of Operations to offset increases or decreases in the future policy benefits liability for the index benefit that are shown in annuity benefits on the Consolidated Statement of Operations.

The Company purchases "over-the-counter" European-Asian call option contracts based upon the S&P 500 Index. Two types of options are purchased: five- and seven-year options with daily averaging of the index during the last year of the contract and five-year cliquet options which use monthly averaging of the index during each year and resets at each anniversary date of the contract. The strike price depends on the product, index period, cap and credited rate. The Company only purchases option contracts from counterparties rated AA- or better and the option contracts are not used for trading purposes.

Accounting for Forward Contracts

As of December 31, 2000 and 1999 the Company had outstanding commitments of $669,450 and $0, respectively, to purchase securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") on a "to be announced" ("TBA") basis. The interest rates on these securities range from 6.5% to 7.5%. The Company received income from commitments of this type totaling $23,436, $296 and $240 in 2000, 1999 and 1998, respectively.

Home Office Property and Equipment

Major renewals and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in income.

Preoperating and start-up costs incurred in connection with the construction of the Company's new headquarters are being capitalized until the facility becomes operational. These costs will be amortized over a thirty-nine year period. Capitalized costs incurred in 2000 were $37,355. Interest is capitalized in connection with the construction and recorded as part of the asset to which it relates and will be amortized over the asset's estimated useful life. In 2000, $796 of interest cost was capitalized.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Separate Accounts

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders and contractholders. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Fair values of separate account assets were determined using the market value of the underlying investments held in segregated fund accounts. Fair values of separate account liabilities were determined using the cash surrender values of the policyholder's and contractholder's account.

            Variable Life Prospectus   13
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Receivables

Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end including the financial condition and credit worthiness of the parties underlying the receivables.

Accounting Changes

Effective January 1, 1999, the Company changed its methodology for calculating deferred acquisition costs and future benefit reserves for two tiered deferred annuities. The revised calculation better reflects the income streams from this product. Under the previous method of accounting, a disproportionate amount of gains were recognized when contract annuitization or surrenders occurred. The new methodology provides for profit emergence over the life of the block of annuities. The cumulative effect of the change in accounting principle for the years prior to 1999 in the amount of $16,122, net of taxes, is recorded in the accompanying consolidated statement of operations. The effect of the change in methodology does not have a significant impact on the financial statements for prior years, therefore no proforma retroactive information is included.

In 1999, the Company adopted Statement of Position (SOP) 97-3, Accounting for Insurance and Other Enterprises for Insurance-Related Assessment, and SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. No material adjustments were made to the consolidated financial statements upon adoption of these statements.

Accounting Pronouncements to be Adopted

Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137 and No. 138, is required to be adopted in years beginning after June 15, 2000. The Company is required to adopt the new Statement effective January 1, 2001. The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. The Company plans on marking all derivative instruments to market. Based on the Company's derivative position at December 31, 2000, the Company estimates the impact upon adoption will be immaterial to the consolidated financial statements.

In September 2000, the Financial Accounting Standards Board issued SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, a replacement of SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosure, but it carries over most of SFAS No. 125 provisions without reconsideration. This statement is effective for transfers and servicing of financial assets and extinguishment of liabilities occurring after March 31, 2001. Adoption of this statement is not expected to have a significant impact on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

                                       14
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(2) BUSINESS COMBINATION

On October 1, 1999, the Company acquired all of the outstanding capital stock (including all outstanding options) of LifeUSA Holding, Inc. that it did not already own for approximately $423,000 in cash. The acquisition was financed by a capital contribution from AZOA.

The acquisition was accounted for under the purchase method of accounting and, accordingly, the consolidated financial statements only include the results of LifeUSA's operations from the date of acquisition. The value of business acquired was approximately $215,000 and is being amortized in relation to the present value of future gross profits, which will be approximately 20 years. The remaining excess of the purchase price over the fair value of assets acquired in the amount of $308,000 has been recorded as goodwill and is being amortized on a straight-line basis over 20 years.

During 1999, expenses of approximately $7,000 were recorded related to the acquisition of LifeUSA and its integration with the Company. These expenses resulted primarily from the costs of the integration of the Company's and LifeUSA's strategies, policies and practices. These charges include filing fees, legal fees and other consulting fees related to the acquisition.

Following are the Company's unaudited pro forma results for the years ended December 31, 1999 and 1998 assuming the acquisition occured on January 1, 1998.

                                                    1999                 1998
                                               ---------------------------------
Total revenue .......................          $ 1,766,792             1,654,531
Net (loss) income ...................              (44,624)              103,236

These unaudited pro forma results have been prepared for comparative purposes only and include additional amortization expenses as a result of goodwill and certain other adjustments. They do not purport to be indicative of the results of operations that actually would have resulted had the combination occurred on January 1, 1998 or that may result in the future.

            Variable Life Prospectus   15
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(3) INVESTMENTS

Investments at December 31, 2000 consist of:

                                                                                                                           Amount
                                                                                                                          shown on
                                                                                 Amortized           Estimated          consolidated
                                                                                   cost                fair               balance
                                                                                  or cost              value               sheet
                                                                                --------------------------------------------------
Fixed maturity securities:
    U.S. government ....................................................        $  798,968             826,092             826,092
    States and political subdivisions ..................................            86,944              88,067              88,067
    Foreign government .................................................           143,091             146,945             146,945
    Public utilities ...................................................           173,045             172,521             172,521
    Corporate securities ...............................................         3,536,710           3,495,915           3,495,915
    Mortgage backed securities .........................................           294,327             305,616             305,616
    Collateralized mortgage obligations ................................           541,085             555,748             555,748
                                                                                ==================================================
        Total fixed maturities .........................................        $5,574,170           5,590,904           5,590,904
                                                                                --------------------------------------------------
Equity securities:
    Common stocks:
        Banks, trusts and insurance companies ..........................            20,586              31,692              31,692
        Industrial and miscellaneous ...................................           547,167             569,164             569,164
    Preferred stocks ...................................................                84                  66                  66
                                                                                --------------------------------------------------
        Total equity securities ........................................        $  567,837             600,922             600,922
                                                                                --------------------------------------------------
Other investments:
    Mortgage loans on real estate ......................................           566,547              XXXXXX             566,547
    Certificates of deposit and short-term securities ..................           309,524              XXXXXX             309,524
    Policy loans .......................................................            57,066              XXXXXX              57,066
    Real estate ........................................................           333,836              XXXXXX             333,836
    Options ............................................................           135,331              XXXXXX             101,796
    Investment in equity investments ...................................             3,655              XXXXXX               3,655
    Other long-term investments ........................................             3,380              XXXXXX               3,380
                                                                                --------------------------------------------------
        Total other investments ........................................        $1,409,339              XXXXXX           1,375,804
                                                                                --------------------------------------------------
        Total investments ..............................................        $7,551,346              XXXXXX           7,567,630
                                                                                ==================================================

                                       16
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(3) INVESTMENTS (CONTINUED)

At December 31, 2000 and 1999, the amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of securities are as follows:

                                                                 Amortized             Gross             Gross            Estimated
                                                                   cost              unrealized        unrealized            fair
                                                                  or cost              gains             losses             value
                                                                -------------------------------------------------------------------
2000:
 Fixed maturity securities:
    U.S. Government ....................................        $  798,968             27,286                162            826,092
    States and political subdivisions ..................            86,944              2,234              1,111             88,067
    Foreign government .................................           143,091              3,952                 98            146,945
    Public utilities ...................................           173,045              3,487              4,011            172,521
    Corporate securities ...............................         3,536,710             80,945            121,740          3,495,915
    Mortgage backed securities .........................           294,327             11,466                177            305,616
    Collateralized mortgage obligations ................           541,085             14,912                249            555,748
                                                                ===================================================================
        Total fixed maturities .........................         5,574,170            144,282            127,548          5,590,904
    Equity securities ..................................           567,837            136,513            103,428            600,922
                                                                ===================================================================
        Total ..........................................        $6,142,007            280,795            230,976          6,191,826
                                                                ===================================================================
1999:
 Fixed maturity securities:
    U.S. Government ....................................        $  294,587              3,340              5,931            291,996
    States and political subdivisions ..................            57,378                  0              4,926             52,452
    Foreign government .................................           172,877                334              3,525            169,686
    Public utilities ...................................           227,934                 20              7,352            220,602
    Corporate securities ...............................         2,981,913              3,902            112,488          2,873,327
    Mortgage backed securities .........................           345,794              5,026              3,585            347,235
    Collateralized mortgage obligations ................           634,680              2,126              9,754            627,052
                                                                ===================================================================
        Total fixed maturities .........................         4,715,163             14,748            147,561          4,582,350
    Equity securities ..................................           436,214            289,441             50,114            675,541
                                                                ===================================================================
        Total ..........................................        $5,151,377            304,189            197,675          5,257,891
                                                                ===================================================================

The changes in net unrealized gains and (losses) on fixed maturity securities were $149,547, $(277,300), and $22,170 in each of the years ended December 31, 2000, 1999 and 1998, respectively.

The changes in net unrealized gains and (losses) in equity investments, which include common stocks and nonredeemable preferred stocks were $(206,242), $5,676, and $55,188 for the years ended December 31, 2000, 1999 and 1998, respectively.

            Variable Life Prospectus   17
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(3) INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                      Amortized           Estimated
                                                                                                        cost              fair value
                                                                                                     -------------------------------
    Due in one year or less ..............................................................           $  112,700              112,139
    Due after one year through five years ................................................            1,617,042            1,632,509
    Due after five years through ten years ...............................................            1,312,355            1,295,647
    Due after ten years ..................................................................            1,696,661            1,689,245
    Mortgage backed securities and collateralized mortgage obligations ...................              835,412              861,364
                                                                                                     -------------------------------
        Totals ...........................................................................           $5,574,170            5,590,904
                                                                                                     ===============================

Proceeds from sales of investments in available-for-sale securities during 2000, 1999 and 1998 were $1,859,939, $1,309,130, and $1,561,991, respectively. Gross gains of $198,277, $151,920, and $105,723 and gross losses of $63,772, $39,717, and $18,217 were realized on sales of securities in 2000, 1999 and 1998, respectively. In 2000, a loss of $12,100 was recognized on securities with other than temporary impairment.

As of December 31, 2000 and 1999, the Company held options with an amortized cost of $135,176 and $51,131, and fair market value of $101,796 and $68,217, respectively. The notional amounts of the option contracts were $838,517 and $317,601 at December 31, 2000 and 1999, respectively.

Net realized investment gains (losses) for the respective years ended December 31 are summarized as follows:

                                                                              2000                    1999                    1998
                                                                          ---------------------------------------------------------
Fixed maturity securities ..................................              $ (10,365)                 (4,474)                 30,299
Equity securities ..........................................                132,770                 116,677                  57,207
Mortgage loans .............................................                      0                  (1,680)                 (1,320)
Real estate ................................................                      0                   2,331                   3,133
Other ......................................................                    446                    (601)                    (93)
                                                                          ---------------------------------------------------------
    Net gains before taxes .................................                122,851                 112,253                  89,226
Tax expense on net realized gains ..........................                 42,998                  39,257                  31,229
                                                                          ---------------------------------------------------------
    Net gains after taxes ..................................              $  79,853                  72,996                  57,997
                                                                          =========================================================

The valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998 and the changes in the allowance for the years then ended are summarized as follows:

                                                                               2000                    1999                    1998
                                                                             -------------------------------------------------------
Beginning of Year ..........................................                 $11,279                   9,599                   8,279
    Charged to operations ..................................                       0                   1,680                   1,320
    Recoveries .............................................                       0                       0                       0
                                                                             -------------------------------------------------------
End of Year ................................................                 $11,279                  11,279                   9,599
                                                                             =======================================================

                                       18
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(3) INVESTMENTS (CONTINUED)

Major categories of net investment income for the respective years ended December 31 are:

                                                                                 2000                   1999                  1998
                                                                              ------------------------------------------------------
Interest:
    Fixed maturity securities ...................................             $ 351,203                210,332               152,708
    Mortgage loans ..............................................                43,125                 40,011                34,449
    Policy loans ................................................                 1,658                    737                   497
    Short-term securities .......................................                17,796                  1,823                15,022
Dividends:
    Preferred stock .............................................                    19                    212                   668
    Common stock ................................................                 5,852                  5,259                 5,190
Change in market value on options ...............................               (50,466)                10,472                 3,231
Interest on assets held by reinsurers ...........................                 6,483                  8,097                 8,272
Rental income on real estate ....................................                24,615                 13,356                 7,505
Other invested assets ...........................................                23,516                  1,055                 1,132
                                                                              ======================================================
        Total investment income .................................               423,801                291,354               228,674
Investment expenses .............................................                19,902                 11,372                 8,377
                                                                              ------------------------------------------------------
        Net investment income ...................................             $ 403,899                279,982               220,297
                                                                              ======================================================

            Variable Life Prospectus   19
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(4) SUMMARY TABLE OF FAIR VALUE DISCLOSURES

                                                                                2000                               1999
                                                                    ----------------------------------------------------------------
                                                                      Carrying           Fair             Carrying           Fair
                                                                       Amount            Value             Amount            Value
                                                                     ---------         ---------         ---------         ---------
Financial assets
    Fixed maturity securities:
        U.S. Government ....................................        $  826,092           826,092           291,996           291,996
        States and political subdivisions ..................            88,067            88,067            52,452            52,452
        Foreign governments ................................           146,945           146,945           169,686           169,686
        Public utilities ...................................           172,521           172,521           220,602           220,602
        Corporate securities ...............................         3,495,915         3,495,915         2,873,327         2,873,327
        Mortgage backed securities .........................           305,616           305,616           347,235           347,235
        Collateralized mortgage obligations ................           555,748           555,748           627,052           627,052
    Equity securities ......................................           600,922           600,922           675,541           675,541
    Mortgage loans .........................................           566,547           577,826           528,933           530,033
    Short term securities ..................................           309,524           309,524           139,571           139,571
    Policy loans ...........................................            57,066            57,066            46,573            46,573
    Options ................................................           101,796           101,796            68,217            68,217
    Separate accounts assets ...............................         6,822,883         6,822,883         8,488,404         8,488,404

Financial liabilities
    Investment contracts ...................................         8,748,042         8,134,508         7,609,726         7,208,876
    Separate account liabilities ...........................         6,822,883         6,719,606         8,488,404         8,361,112
                                                                    ================================================================

See Note 1 "Summary of Significant Accounting Policies" for description of the methods and significant assumptions used to estimate fair values.

(5) LONG TERM DEBT

On April 26, 2000, the Company entered into a Loan Agreement with Wells Fargo National Bank (Wells Fargo) for $110,000, including a $1,133 irrevocable standby letter of credit issued in favor of the Housing and Redevelopment Authority in and for The City of Golden Valley. The loan is for the purchase of land and the construction of the Company's new headquarters. The interest is treated as an additional advance at the end of each month and is calculated at either the LIBOR plus 0.625% or the bank's prime rate. The fee for the letter of credit is 0.15625% on the portion available. If there is a draw on the letter of credit, interest is calculated at prime plus 2%. As of December 31, 2000 the amount drawn down on the loan and letter of credit was $36,340 and $0, respectively. The loan will mature on April 29, 2002, however, prepayment is permitted. The Company is obligated to pledge to Wells Fargo FNMA, GNMA or US Treasury securities equal to 110% of the principal outstanding plus the maximum amount which may be drawn under the letter of credit. As of December 31, 2000, $42,736 was pledged in accordance with the agreement.

                                       20
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(6) ACCIDENT AND HEALTH CLAIMS RESERVES

Accident and health claims reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable re-evaluations of such reserves. While management believes that reserves as of December 31, 2000 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves, which are small relative to the amount of such reserves, could significantly impact future reported earnings of the Company.

Activity in the accident and health claims reserves, exclusive of long term care, hospital indemnity and AIDS reserves of $13,650, $19,542, and $9,918 in

2000, 1999 and 1998, respectively, is summarized as follows:

                                                                                         2000              1999              1998
                                                                                      ---------------------------------------------
Balance at January 1, net of reinsurance
    recoverables of $175,142, $128,764, and $141,033 .........................        $ 368,346           366,425           312,886
Adjustment primarily related to commutation of block of business .............                0           (53,585)                0
Incurred related to:
    Current year .............................................................          310,638           431,279           417,042
    Prior years ..............................................................           (5,106)            3,264           (12,217)
                                                                                      ---------------------------------------------
Total incurred ...............................................................          305,532           434,543           404,825
                                                                                      ---------------------------------------------
Paid related to:
    Current year .............................................................          120,284           193,341           204,100
    Prior years ..............................................................          193,545           185,696           147,186
                                                                                      ---------------------------------------------
 Total paid ..................................................................          313,829           379,037           351,286
                                                                                      ---------------------------------------------
Balance at December 31, net of reinsurance
    recoverables of $110,803, $175,142, and $128,764 .........................        $ 360,049           368,346           366,425
                                                                                      =============================================

The Company's incurred claims related to prior years decreased in 2000 and 1998 due to positive claims experience. Current year paid claims in 2000 are significantly lower than prior year due to the termination of the reinsurance assumed business in 1999. Additional losses were incurred in 1999 on prior year incurred claims primarily on its reinsurance assumed (non-HMO) business.

            Variable Life Prospectus   21
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(7) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company retains a maximum of $3,000 coverage per individual life. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company's reinsurers are unable to meet their contractual obligations. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

Life insurance, annuities and accident and health business assumed from and ceded to other companies is as follows:

                                                                                                                          Percentage
                                                                                Assumed       Ceded                        of amount
                                                                   Direct      from other    to other        Net            assumed
   Year ended                                                      amount      companies     companies      amount          to net
                                                                --------------------------------------------------------------------
December 31, 2000:
Life insurance in force .....................................   $36,767,941   168,888,297    24,531,393   181,124,845        93.2%
                                                                --------------------------------------------------------------------
Premiums:
    Life ....................................................       184,310       330,961       126,045       389,226        85.0%
    Annuities ...............................................       185,388         1,005        13,343       173,050         0.6%
    Accident and health .....................................       480,539       174,335       205,891       448,983        38.8%
                                                                --------------------------------------------------------------------
        Total premiums ......................................   $   850,237       506,301       345,279     1,011,259        50.1%
                                                                ====================================================================
December 31, 1999:
Life insurance in force .....................................   $36,994,161   129,809,733    24,174,006   142,629,888        91.0%
                                                                --------------------------------------------------------------------
Premiums:
    Life ....................................................       205,208       273,604        67,069       411,743        66.5%
    Annuities ...............................................       199,341        39,729        95,232       143,838        27.6%
    Accident and health .....................................       541,847       302,059       315,938       527,968        57.2%
                                                                --------------------------------------------------------------------
        Total premiums ......................................   $   946,396       615,392       478,239     1,083,549        56.8%
                                                                ====================================================================
December 31, 1998:
Life insurance in force .....................................   $34,118,554    98,832,792    19,483,581   113,467,765        87.1%
                                                                --------------------------------------------------------------------
Premiums:
    Life ....................................................       244,416       224,451        93,812       375,055        59.8%
    Annuities ...............................................       220,812         1,820        50,385       172,247         1.1%
    Accident and health .....................................       479,237       294,333       267,119       506,451        58.1%
                                                                --------------------------------------------------------------------
        Total premiums ......................................   $   944,465       520,604       411,316     1,053,753        49.4%
                                                                ====================================================================

Included in reinsurance recoverables at December 31, 2000 are $2,134,172, $964,406 and $497,022 recoverable from three insurers who, as of December 31, 2000, were rated A+ or higher by A.M. Best's Insurance Reports.

Of the amounts ceded to others, the Company ceded life insurance inforce of $4,779,834, $3,387,592, and $2,067,664 in 2000, 1999 and 1998, respectively, and life insurance premiums earned of $8,764, $6,008, and $4,165 in 2000, 1999 and 1998, respectively, to its ultimate parent Allianz AG. The Company also ceded accident and health premiums earned to Allianz AG of $161, $3,131, and $2,817 in 2000, 1999 and 1998, respectively.

                                       22
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(7) REINSURANCE (CONTINUED)

Effective December 31, 1999, the Company entered into a 100% coinsurance agreement with an unrelated insurance company to coinsure the remaining block of preneed life and annuity business with 1999 premium of $97,100. In connection with this agreement, the Company recognized a recoverable on future benefit reserves of $245,000, received a ceding commission of $73,900 and transferred cash of $154,000. In March of 2000, there was an additional settlement related to this coinsurance agreement in which the Company recognized a ceding commission of $1,334 and transferred reserves of $621. The unearned ceding commission represents deferred revenue that will be amortized over the revenue-producing period of the related reinsured policies. The servicing of the coinsured business was also transferred to a third party administrator. Because the agreement was effective December 31, 1999, no revenue was recognized on this transaction in 1999. During 2000, $6,038 was amortized and included in other revenue in the Consolidated Statements of Operations. Deferred revenue as of December 31, 2000 and 1999 was $84,784 and $90,143, respectively.

Effective January 1, 1999, the Company entered into a 100% coinsurance agreement with an unrelated insurance company to coinsure a block of preneed life and annuity business with 1999 premium of $10,300. In connection with this agreement, the Company recognized a recoverable on future benefit reserves of $95,000, received a ceding commission of $2,600 and transferred cash of $91,700. The unearned ceding commission represents deferred revenue that will be amortized over the revenue-producing period of the related reinsured policies. During 2000 and 1999, $1,110 and $1,200, respectively, was amortized and included in other revenue in the consolidated statements of operations. The servicing of the coinsured business was also transferred to a third party administrator. Deferred revenue as of December 31, 2000 and 1999 was $3,288 and $4,398, respectively.

Effective January 1, 1997, the Company entered into a 100% coinsurance agreement with an unrelated insurance company to coinsure a block of business including certain universal life and traditional life insurance policies and annuity contracts. Deferred revenue resulting from this transaction is being amortized over the revenue-producing period of the related reinsured policies. During 2000, 1999 and 1998, $13,844, $14,996 and $15,965, respectively, was amortized and included in other revenue in the consolidated statements of operations. Deferred revenue as of December 31, 2000 and 1999 was $77,203 and $91,047, respectively.

(8) INCOME TAXES

Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 are as follows:

                                                                                          2000              1999              1998
                                                                                        --------------------------------------------
Income tax expense attributable to operations:
    Current tax expense .......................................................         $ 28,871            63,371            48,410
    Deferred tax (benefit) expense ............................................          (15,917)          (73,727)            2,822
                                                                                        --------------------------------------------
Total income tax  expense (benefit) attributable to operations ................         $ 12,954           (10,356)           51,232
Tax benefit due to cumulative effect of change in accounting ..................                0            (8,682)                0
                                                                                        --------------------------------------------
Total income tax expense (benefit) attributable to net income .................           12,954           (19,038)           51,232
Income tax effect on equity:
    Income tax allocated to stockholder's equity:
        Attributable to unrealized gains and losses for the year ..............          (20,273)          (94,283)           26,127
                                                                                        --------------------------------------------
Total income tax effect on equity .............................................         $ (7,319)         (113,321)           77,359
                                                                                        ============================================

            Variable Life Prospectus   23
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(8) INCOME TAXES (CONTINUED)

Components of Income Tax Expense (Benefit)

Income tax expense computed at the statutory rate of 35% varies from tax expense reported in the consolidated statements of operations for the respective years ended December 31 as follows:

                                                                                         2000               1999              1998
                                                                                       --------------------------------------------
Income tax expense (benefit) computed at the statutory rate ..................         $ 41,646           (12,520)           52,980
Dividends received deductions and tax-exempt interest ........................          (10,409)           (2,605)           (3,294)
Adequacy release .............................................................          (28,010)                0                 0
Foreign tax ..................................................................              935            (1,014)             (133)
Interest on tax deficiency ...................................................                0               800               900
Goodwill amortization ........................................................            5,678             1,365                 0
Other ........................................................................            3,114             3,618               779
                                                                                       --------------------------------------------
    Income tax expense (benefit) as reported .................................         $ 12,954           (10,356)           51,232
                                                                                       ============================================

Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax liability at December 31 are as follows:

                                                                                                     2000                     1999
                                                                                                   ---------------------------------
Deferred tax assets:
    Provision for post retirement benefits .......................................                 $  2,333                    2,286
    Allowance for uncollectible accounts .........................................                      929                      929
    Policy reserves ..............................................................                  284,790                  282,573
    Expense accruals .............................................................                   36,334                   19,948
    Other ........................................................................                    3,675                        0
                                                                                                   ---------------------------------
        Total deferred tax assets ................................................                  328,061                  305,736
                                                                                                   ---------------------------------
Deferred tax liabilities:
    Deferred acquisition costs ...................................................                  263,370                  219,869
    Net unrealized gain on investments ...........................................                    5,511                   25,701
    Value of business acquired ...................................................                   66,309                   73,627
    Other ........................................................................                    8,232                   37,895
                                                                                                   ---------------------------------
        Total deferred tax liabilities ...........................................                  343,422                  357,092
                                                                                                   ---------------------------------
Net deferred tax liability .......................................................                 $ 15,361                   51,356
                                                                                                   =================================

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for the deferred tax asset as it is more likely than not the deferred tax asset will be realized principally through future reversals of existing taxable temporary differences and future taxable income. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future taxable income are reduced.

The Company and its subsidiaries, with the exception of LifeUSA, file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to United States Treasury Department regulations. LifeUSA is required to file as a stand-alone company for five filing periods subsequent to the Company's purchase of LifeUSA, pursuant to United States Treasury Department regulations. The Company, each of its insurance subsidiaries and USAllianz Securities, Inc., generally will be paid for the tax benefit on their losses, and any other tax attributes, to the extent they could have obtained a benefit against their post-1990 separate return taxable income or tax. Income taxes paid by the Company were $16,051 , $57,121, and $30,808 in 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999 the Company had a tax payable (recoverable) to (from) AZOA of $8,904 and $(3,251), respectively.

                                       24
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(8) INCOME TAXES (CONTINUED)

At December 31, 2000 and 1999, the Company had a tax recoverable separate from the agreement with AZOA in the amount of $9,556 and $7,233, respectively. These amounts are for foreign taxes and LifeUSA taxes recoverable.

(9) RELATED PARTY TRANSACTIONS

In conjunction with the purchase of LifeUSA on October 1, 1999, the Company received a capital contribution from AZOA in the amount of $423,186.

The Company reimbursed AZOA $4,729, $3,582, and $2,495 in 2000, 1999 and 1998,
respectively, for certain administrative and investment management services performed. The Company's liability to AZOA for such services was $2,063 and $581 at December 31, 2000 and 1999, respectively.

The Company shares a data center with and receives other system support from affiliated insurance companies. Usage and other system support charges paid by the Company were $31, $902 and $1,291 in 2000, 1999 and 1998, respectively. The Company's liability for data center and other system support charges was $1,237 and $157 at December 31, 2000 and 1999, respectively.

(10) EMPLOYEE BENEFIT PLANS

The Company participates in the Allianz Primary Retirement Plan (Primary Retirement Plan), a defined contribution money purchase plan. The Company makes contributions to the plan on behalf of eligible participants. All employees, excluding agents, are eligible to participate in the Primary Retirement Plan after two years of service. The contributions are based on a percentage of the participant's salary with the participants being 100% vested upon eligibility. It is the Company's policy to fund the plan costs as accrued. Total pension contributions were $1,992, $2,025, and $756 in 2000, 1999 and 1998, respectively.

The Company participates in the Allianz Asset Accumulation Plan (Allianz Plan), a defined contribution plan sponsored by AZOA. Prior to 1999, all employees were eligible to participate in the Allianz Plan during their first year of service, however, they were not eligible for the Company's matching contribution until completion of one year of service and were fully vested in the Company's matching contribution after three years of service. Effective January 1, 1999, new hires were immediately enrolled in the Allianz Plan upon their first day of employment. Under the Allianz Plan provisions, the Company will match 100% of eligible employees' contributions up to a maximum of 2% of a participant's compensation in the first year of service and 6% following the employee's first year anniversary. Employees continue to be fully vested in the Company's matching contribution after three years of service. The plan can also declare a profit sharing allocation of up to 5.0% of base pay at year-end based upon the profitability of the Company. The Allianz Plan will accept participants' pretax or after tax contributions up to 15% of the participant's eligible compensation. It is the Company's policy to fund the Allianz Plan costs as accrued. The Company has expensed $2,144, $980, and $868 in 2000, 1999 and 1998, respectively, toward planned contributions.

The Company provides certain postretirement benefits to employees who retired on or before December 31, 1988 or who were hired before December 31, 1988 and who have at least ten years of service when they reach age 55. The Company's plan obligation at December 31, 2000 and 1999 was $6,573 and $6,532, respectively. This liability is included in "Other liabilities" in the accompanying balance sheet.

            Variable Life Prospectus   25
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(11) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

Statutory accounting is directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in determining statutory policyholders' surplus and net gain from operations. Currently, these items include, among others, deferred acquisition costs, furniture and fixtures, accident and health premiums receivable which are more than 90 days past due, deferred taxes and undeclared dividends to policyholders. Additionally, future life and annuity benefit reserves calculated for statutory accounting do not include provisions for withdrawals. The National Association of Insurance Commissioners (NAIC) has completed a project to codify statutory accounting practices, the result of which will constitute the primary source of "prescribed" statutory accounting practices. Accordingly, that project, which has been substantially adopted by all states effective January 1, 2001, changes the definition of what comprises prescribed versus permitted statutory accounting practices, and will result in changes to existing accounting policies insurance enterprises use to prepare their statutory financial statements. The State of Minnesota has adopted Codification without exception. The Company has determined the impact of adopting the NAIC codification on their statutory financial statements will be an increase to statutory surplus of approximately $23.4.

The differences between stockholder's equity and net income reported in accordance with statutory accounting practices and the accompanying consolidated financial statements as of and for the year ended December 31 are as follows:

                                                                Stockholder's equity                    Net income (loss)
                                                            -----------------------------------------------------------------------
                                                               2000             1999           2000           1999           1998
                                                               -----            -----          -----          -----          -----
Statutory basis .........................................   $   808,684        873,617         83,732         97,768         35,188
Adjustments:
    Change in reserve basis .............................      (369,066)      (378,706)       (91,992)       (80,952)         2,036
    Deferred acquisition costs ..........................       941,511        801,763        139,748       (129,412)         2,979
    Value of business acquired ..........................       189,454        210,363        (20,909)        (4,161)             0
    Goodwill ............................................       212,891        240,759        (15,390)        (6,373)             0
    Net deferred taxes ..................................       (15,361)       (51,356)        15,917         73,727         (2,822)
    Statutory asset valuation reserve ...................       112,830        254,613              0              0              0
    Statutory interest maintenance reserve ..............        44,537         53,847         (4,578)        (4,912)        14,361
    Modified coinsurance reinsurance ....................       (25,543)       (32,998)        28,558         35,552         29,595
    Unrealized (losses) gains on investments ............        76,760        (74,573)             0              0              0
    Nonadmitted assets ..................................        22,719          7,450              0              0              0
    Deferred income on reinsurance ......................      (166,503)      (186,888)             0              0              0
    Investment in subsidiaries ..........................      (190,543)      (119,719)             0              0              0
    Valuation allowance on mortgage loans ...............       (11,279)       (11,279)             0         (1,680)        (1,320)
    Loss from non-insurance subsidiaries ................             0              0         (7,510)       (11,714)          (618
    Other ...............................................       (15,627)       (39,813)       (21,542)        (9,380)        20,740
                                                            -----------------------------------------------------------------------
          As reported in the accompanying
              consolidated financial statements .........   $ 1,615,464      1,547,080        106,034        (41,537)       100,139
                                                            =======================================================================

The Company is required to meet minimum statutory capital and surplus requirements. The Company's statutory capital and surplus as of December 31, 2000 and 1999 were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement, minus 25% of earned surplus attributable to unrealized capital gains. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus, cash dividends of not more than the greater of 10% of its beginning of the year statutory surplus in any year, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $80,868 could be paid in 2001 without prior approval of the Commissioner of Commerce.

                                       26
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(11) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS (CONTINUED)

Regulatory Risk Based Capital

An insurance enterprise's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise's regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. The Company met its risk based capital requirements as of December 31, 2000 and 1999.

Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not currently use permitted statutory accounting practices that have a significant impact on its statutory financial statements.

(12) COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries are involved in various pending or threatened legal proceedings arising from the conduct of their business. The most significant case in which the Company is a defendant, is a class action lawsuit against Fidelity Union Life Insurance Company (FULICO) whose policies were assumed by the Company. The Company's provision for benefits and expenses was $60,000, $5,500 and $25,000 in 2000, 1999 and 1998, respectively, related to this case. In the opinion of management, the reserves established sufficiently cover the company's exposure. Management believes the ultimate resolution of other litigation will not have a material effect on the consolidated financial position of the Company.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The Company has acquired minority equity interests in certain field marketing organizations. Certain provisions within stockholders' agreements, member agreements and first refusal and put agreements require the Company to purchase part or all of the stock or member interests in the entities to which these agreements pertain, if and when the parties to these agreements exercise certain available options. If all put options were exercised, requiring the Company to purchase all of the stock or member interests in the entities, the total purchase price that would be paid by the Company would be $44,600.

            Variable Life Prospectus   27
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(13) FOREIGN CURRENCY TRANSLATION

The net assets of the Company's foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the accumulated foreign currency translation adjustment reported as a separate component of comprehensive income. An analysis of this account for the respective years ended December 31 follows:

                                                                                                  2000          1999          1998
                                                                                                -----------------------------------
Beginning amount of cumulative translation adjustments ...................................      $(4,748)       (6,209)       (4,448)
                                                                                                -----------------------------------
Aggregate adjustment for the period resulting from translation adjustments ...............       (1,228)        2,248        (2,710)
Amount of income tax benefit (expense) for period related to aggregate adjustment ........          430          (787)          949
                                                                                                -----------------------------------
    Net aggregate translation included in equity .........................................         (798)        1,461        (1,761)
                                                                                                -----------------------------------
Ending amount of cumulative translation adjustments ......................................      $(5,546)       (4,748)       (6,209)
                                                                                                -----------------------------------
Canadian foreign exchange rate at end of year ............................................       0.6672        0.6924        0.6535
                                                                                                ===================================

                                       28
                                      ------------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(14) SUPPLEMENTARY INSURANCE INFORMATION

The following table summarizes certain financial information by line of business for 2000, 1999 and 1998:

                                                                                  As of December 31
                                                     -----------------------------------------------------------------------------
                                                                                                                           Other
                                                       Deferred                                                            policy
                                                        policy                Future                                     claims and
                                                      acquisition             benefit                Unearned              benefits
                                                        costs                reserves                premiums              payable
                                                     -----------------------------------------------------------------------------
2000:
Life .......................................         $   246,785             2,045,746                 2,823               165,925
Annuities ..................................             690,254             9,007,312                     0                    25
Accident and health ........................               4,472                     0                46,084               746,589
                                                     -----------------------------------------------------------------------------
                                                     $   941,511            11,053,058                48,907               912,539
                                                     =============================================================================
1999:
Life .......................................         $   231,927             1,874,904                 3,049               116,569
Annuities ..................................             561,966             7,796,583                     0                 1,771
Accident and health ........................               7,870                     0                45,964               809,575
                                                     -----------------------------------------------------------------------------
                                                     $   801,763             9,671,487                49,013               927,915
                                                     =============================================================================
1998:
Life .......................................         $   217,262             1,445,844                 3,859                97,647
Annuities ..................................             694,388             3,588,491                     0                 1,727
Accident and health ........................              18,409                     0                49,919               671,472
                                                     -----------------------------------------------------------------------------
                                                     $   930,059             5,034,335                53,778               770,846
                                                     =============================================================================

            Variable Life Prospectus   29
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)
December 31, 2000, 1999 and 1998 (in thousands, except share data)

(14) SUPPLEMENTARY INSURANCE INFORMATION (CONTINUED)

The following table summarizes certain financial information by line of business for 2000, 1999 and 1998:

                                                                          For the year ended December 31
                                                ------------------------------------------------------------------------------------
                                                  Premium                                               Net change
                                                  revenue                                                   in
                                                  and other            Net                                policy             Other
                                                  contract          investment                          acquisition        operating
                                               considerations         income           Benefits           costs (a)        expenses
                                               -------------------------------------------------------------------------------------
2000:
Life ...................................        $  389,226            43,563           329,805            (14,858)          156,021
Annuities ..............................           173,050           337,533           254,183           (128,288)          347,694
Accident and health ....................           448,983            22,803           356,783              3,398           161,542
                                               -------------------------------------------------------------------------------------
                                                $1,011,259           403,899           940,771           (139,748)          665,257
                                               =====================================================================================
1999:
Life ...................................        $  411,743            36,171           319,210            (14,665)          153,281
Annuities ..............................           143,838           216,554           168,451            133,268           166,715
Accident and health ....................           527,968            27,257           465,139             10,539           173,910
                                               -------------------------------------------------------------------------------------
                                                $1,083,549           279,982           952,800            129,142           493,906
                                               =====================================================================================
1998:
Life ...................................        $  375,055            34,731           306,318            (27,291)          141,705
Annuities ..............................           172,247           161,689           138,587             23,333           151,719
Accident and health ....................           506,451            23,877           393,601                979           161,128
                                               -------------------------------------------------------------------------------------
                                                $1,053,753           220,297           838,506             (2,979)          454,552
                                               =====================================================================================

(a)   See note 1 for total gross amortization.






                                   APPENDIX A

                            MAXIMUM SURRENDER CHARGES
                          Per $1000 of Specified Amount

--------------- --------------------------------------- ------------- ---------------------------------------
    Issue                     Nonsmoker                    Issue                      Smoker
     Age*                                                   Age*
--------------- --------------------------------------- ------------- ---------------------------------------
                   Male         Female       Unisex                      Male         Female       Unisex
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
      15           15.30        14.50         15.30          15          15.30        14.50         15.30
      16           15.40        14.60         15.40          16          15.40        14.60         15.40
      17           15.60        14.70         15.60          17          15.60        14.70         15.60
      18           15.80        14.90         15.80          18          15.80        14.90         15.80
      19           15.90        15.00         15.90          19          15.90        15.00         15.90
      20           16.10        15.20         16.10          20          17.90        16.10         17.90
      21           16.30        15.40         16.30          21          18.10        16.30         18.10
      22           16.50        15.60         16.50          22          18.40        16.60         18.40
      23           16.70        15.80         16.70          23          18.70        16.80         18.70
      24           17.00        16.00         17.00          24          19.00        17.10         19.00
      25           17.20        16.30         17.20          25          19.30        17.30         19.30
      26           17.50        16.50         17.50          26          19.60        17.60         19.60
      27           17.80        16.80         17.80          27          20.00        17.90         20.00
      28           18.10        17.10         18.10          28          20.40        18.30         20.40
      29           18.40        17.30         18.40          29          20.80        18.60         20.80
      30           18.70        17.60         18.70          30          21.20        19.00         21.20
      31           19.10        17.90         19.10          31          21.70        19.30         21.70
      32           19.40        18.30         19.40          32          22.20        19.70         22.20
      33           19.80        18.60         19.80          33          22.70        20.10         22.70
      34           20.30        19.00         20.30          34          23.30        20.60         23.30
      35           20.70        19.40         20.70          35          23.90        21.00         23.90
      36           21.10        19.80         21.10          36          24.50        21.50         24.50
      37           21.60        20.20         21.60          37          25.10        22.00         25.10
      38           22.10        20.60         22.10          38          25.80        22.60         25.80
      39           22.60        21.10         22.60          39          26.50        23.10         26.50
      40           23.20        21.50         23.20          40          27.20        23.70         27.20
      41           23.70        22.00         23.70          41          28.00        24.20         28.00
      42           24.30        22.50         24.30          42          28.80        24.80         28.80
      43           25.00        23.00         25.00          43          29.60        25.50         29.60
      44           25.60        23.60         25.60          44          30.50        26.10         30.50
      45           26.30        24.10         26.30          45          31.40        26.80         31.40
      46           27.00        24.70         27.00          46          32.40        27.50         32.40
      47           27.80        25.40         27.80          47          33.40        28.20         33.40
      48           28.50        26.00         28.50          48          34.50        28.90         34.50
      49           29.40        26.70         29.40          49          35.60        29.70         35.60
      50           30.20        27.40         30.20          50          36.80        30.50         36.80
      51           31.20        28.10         31.20          51          38.00        31.30         38.00
      52           32.10        28.80         32.10          52          39.30        32.10         39.30
      53           33.10        29.60         33.10          53          40.70        33.00         40.70
      54           34.20        30.40         34.20          54          42.10        33.90         42.10
      55           35.30        31.20         35.30          55          43.60        34.80         43.60

--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
*Based on Insured's Age on the Policy Date or on the effective date of the
Specified Amount increase, as appropriate.

                                   APPENDIX B
                         ILLUSTRATION OF POLICY BENEFITS


In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the Age and risk classification of the insured and such factors as the Specified Amount, death benefit option, premium payments, and hypothetical rates of return (within limits) that you request or when available, historical rates of return of the variable options you select. You can request such illustrations at any time.

We have also filed an example of such an illustration as an exhibit to the Registration Statement. (See Registration Statement Contains Further Information.) This form of illustration is available to you upon request and is incorporated herein by reference. There may be state specific product features that make the illustrations applicable to you differ from the form of illustration shown in the exhibit.

The following tables are part of a standard illustration. They illustrate how Accumulation Values, Net Cash Values and death benefits of a policy change based on the investment experience of the variable options. Standard illustrations will show values based on current charges as well as guaranteed charges. The following tables reflect values based on guaranteed charges. The illustrations are hypothetical and may not be used to project or predict investment results. The Accumulation Values, Net Cash Values and death benefits in the tables take into account all charges and deductions against the policy, assuming no riders or endorsements are elected. If LifeFund Benefits are included in the policy, these tables would include numbers showing the Preferred Settlement Value for each policy year. The following tables assume that the cost of insurance rates for the policy are based on the guaranteed rates appropriate to the risk classification shown. These tables also assume that a level annual premium of $700.00 was paid. These tables assume that the insured is in the standard, non-smoker classification. For insureds who are classified as smoker or less favorable risk status, the cost of insurance will be greater and the policy values will be less, given the same assumed hypothetical gross annual investment rates of return. The cost of insurance will be less and the policy values will be greater for female insureds of comparable risk status. Some states require that the policies contain tables based upon unisex rates.

Gross investment returns of 0% and 12% are assumed to be level for all years shown. The values would be different if the rates of return averaged 0% and 12% over the period of years but fluctuated above and below those averages during individual years.

The values shown reflect the fact that the net investment return of the variable options is lower than the gross investment return on the assets held in the portfolios because of the charges assessed on amounts in the variable options. The daily investment advisory fee for the portfolios is assumed to be equal to an annual rate of 0.68% of the net assets of the portfolios (which is the average of the investment advisory fees assessed in 2000). The values also assume that each portfolio will incur operating expenses annually which are assumed to be 0.34% of the average net assets of the portfolio. This is the average in 2000 after expense reimbursements or waivers. The variable options will be assessed mortality and expense risk charges of 0.60% of the average daily net assets of the variable option. After taking these expenses and charges into consideration, the illustrated gross annual investment rates of 0% and 12% are equivalent to net rates of -1.61% and 10.20%.

We deduct an insurance risk charge for a policy month from the Accumulation Values. The cost of insurance rate is based on the sex (where permitted by state law), attained age, risk classification of the insured, and Specified Amount band of the policy.


We assume that there are no policy loans and there is no investment in the fixed account in these illustrations.


                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             VARIABLE UNIVERSAL LIFE

Prepared For: Client                                                       Initial Death Benefit: $100,000
Issue Age: 35, Standard, Non-Smoker                                        Annual Premium: $700
Sex: Male                                                                  Initial Death Benefit Option: A



                                           Values Projected At
                                                   0.00%                        12.00%
  End                        Accum                Net       Net                 Net       Net
  Of             Annual      @5.00%      Accum    Cash      Death      Accum    Cash      Death
  Yr.     Age    Premium    Premium      Value     Value    Benefit    Value     Value     Benefit
-------- ------ ---------- ----------- ---------- --------- -------- ---------- --------- ----------

   1      35       700          732        299          0   100,000      355         0    100,000

   2      36       700        1,501        581          0   100,000      733         0    100,000

   3      37       700        2,308        848          0   100,000    1,139         0    100,000

   4      38       700        3,155      1,099          0   100,000    1,575         0    100,000

   5      39       700        4,045      1,335          0   100,000    2,043         0    100,000


   6      40       700        4,979      1,652          0   100,000    2,650       580    100,000

   7      41       700        5,960      1,952          0   100,000    3,309     1,239    100,000

   8      42       700        6,990      2,226        156   100,000    4,012     1,942    100,000

   9      43       700        8,072      2,472        402   100,000    4,764     2,694    100,000

  10      44       700        9,207      2,693        623   100,000    5,572     3,502    100,000


  15      49       700       15,796      3,368      3,368   100,000   10,639    10,639    100,000

  20      54       700       24,205      2,983      2,983   100,000   17,853    17,853    100,000

  25      59       700       34,937        777        777   100,000   28,034    28,034    100,000

  30      64       700       48,634          0          0         0   42,533    42,533    109,777

  35      69       700       66,116          0          0         0   43,479    43,479    201,290

These values are based on illustrated rates of return and guaranteed expense charges and cost of insurance charges. The guaranteed premium charge is 5% of all premiums. The guaranteed monthly administrative charges are $15.00 per month in year 1 to 5 and $6 per month thereafter.

It is emphasized that the hypothetical investment rates of return shown in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by the owner and different investment rates of return for the portfolios. The death benefit and Net Cash Value for a policy would be different from those shown if the actual investment rates of return averaged 0% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.



                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             VARIABLE UNIVERSAL LIFE

Prepared For: Client                                                       Initial Death Benefit: $100,000
Issue Age: 35, Standard, Non-Smoker                                        Annual Premium: $700
Sex: Male                                                                  Initial Death Benefit Option: B



                                           Values Projected At
                                                   0.00%                        12.00%
  End                        Accum                Net       Net                 Net       Net
  Of             Annual      @5.00%      Accum    Cash      Death      Accum    Cash      Death
  Yr.     Age    Premium    Premium      Value     Value    Benefit    Value     Value     Benefit
-------- ------ ---------- ----------- ---------- --------- -------- ---------- --------- ----------

   1      35       700          732        298          0   100,298      354         0    100,354

   2      36       700        1,501        579          0   100,579      731         0    100,731

   3      37       700        2,308        844          0   100,844    1,134         0    101,134

   4      38       700        3,155      1,093          0   101,093    1,565         0    101,565

   5      39       700        4,045      1,325          0   101,325    2,028         0    102,028


   6      40       700        4,979      1,638          0   101,638    2,627       557    102,627

   7      41       700        5,960      1,933          0   101,933    3,274     1,204    103,274

   8      42       700        6,990      2,200        130   102,200    3,961     1,891    103,961

   9      43       700        8,072      2,439        369   102,439    4,694     2,624    104,694

  10      44       700        9,207      2,651        581   102,651    5,476     3,406    105,476


  15      49       700       15,796      3,262      3,262   103,262   10,271    10,271    110,271

  20      54       700       24,205      2,777      2,777   102,777   16,690    16,690    116,690

  25      59       700       34,937        473        473   100,473   24,679    24,679    124,679

  30      64       700       48,634          0          0         0   33,553    33,553    133,553

  35      69       700       66,116          0          0         0   34,899    34,899    161,568

These values are based on illustrated rates of return and guaranteed expenses and cost of insurance charges. The guaranteed premium charge is 5% of all premiums. The guaranteed monthly administrative charges are $15.00 per month in year 1 to 5 and $6 per month thereafter.

It is emphasized that the hypothetical investment rates of return shown in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by the owner and different investment rates of return for the portfolios. The death benefit and Net Cash Value for a policy would be different from those shown if the actual investment rates of return averaged 0% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX C

                                   PERFORMANCE



Allianz Life periodically advertises performance of the variable options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit at the end of the period by the value of the Accumulation Unit at the beginning of the period. Performance may be advertised with or without the effect of LifeFund Benefits charges.

Performance numbers will reflect the deduction of the annual mortality and expense risk charge of 0.60% (or 2% with LifeFund Benefits) and the portfolio expenses, but not the surrender charges, premium charges, administrative charges or the insurance risk charge, the rider charges, or the No Lapse Guarantee charges. If they were included, the performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total performance information is determined the same way except that the results are not annualized.


Performance may be shown from the inception date of the sub-account and, if earlier, from the inception date of the portfolio. See fund prospectuses for more information.


An example of the investment performance of the investment options can be found in Exhibit E of the Registration Statement of which this prospectus is a part. Exhibit E is incorporated herein by reference.

                                   APPENDIX D
------------------------------------------------------------------------------

                           Variable Investment Option
                            Objectives and Strategies



The investment objectives for each portfolio are listed below. Additional important information about each portfolio's investment policies, strategies and risks can be found in the portfolio prospectuses. Copies of these prospectuses will be sent to you with your policy. In addition, if you would like to receive any portfolio prospectus, call 1-800-542-5427. You should read the portfolio prospectuses carefully and keep them for future reference. The investment return and principal value for each portfolio will fluctuate with market conditions, and you may have a gain or loss when units are sold.


AIM VARIABLE INSURANCE FUNDS:

The AIM Variable Insurance Funds that are available under the contract are listed below. A I M Advisors, Inc., established in 1976, serves as the fund's investment advisor and currently advises or manages over 130 investment portfolios. The investment objective of each AIM fund listed below may be changed by the Board of Trustees without shareholder approval.

AIM V.I.  Capital Appreciation Fund

The fund's investment objective is growth of capital. The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I.  Growth Fund

The fund's investment objective is to seek growth of capital. The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I.  International Equity Fund

The fund's investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I.  Value Fund

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

THE ALGER AMERICAN FUND:

The Alger American Funds that are available under the contract are listed below. Fred Alger Management, Inc., established in 1964, serves as the fund's investment advisor. As of 12/31/00 they manage investments in excess of $18 billion.

Alger American MidCap Growth Portfolio

The portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in equity securities of companies having a market capitalization within the range of the S&P MidCap 400 Index.

Alger American Small Capitalization Portfolio

The portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

DAVIS VARIABLE ACCOUNT FUND, INC.:

Davis Selected Advisers, L.P. serves as the investment adviser for each of the Davis Funds available under this contract. Each of the Davis Funds is managed using the Davis investment philosophy, which stresses a back-to-basics approach using extensive research to buy growing companies at value prices and holding on to them for the long term.

Davis VA Financial Portfolio

The portfolio's investment objective is growth of capital. The fund invests primarily in common stock of financial companies. During normal market conditions, at least 65% of the fund's assets are invested in companies that are "principally engaged" in financial services.

Davis VA Real Estate Portfolio

The portfolio's investment objective is total return through a combination of growth and income. During normal market conditions, at least 65% of the fund's assets are invested in "real estate securities," which are securities issued by companies that are "principally engaged" in the real estate industry. The fund does not invest directly in real estate.

Davis VA Value Portfolio

The portfolio's investment objective is growth of capital. The fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion, which Davis believes are of high quality and whose shares are selling at attractive prices. Stocks are selected with the intention of holding them for the long term.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:


Franklin Templeton Variable Insurance Products Trust currently consists of 27 separate funds, offering a wide variety of investment choices. Each fund generally has two classes of shares, Class 1 and Class 2. The funds are generally only available as investment options in variable annuity or variable life insurance contracts. The fund's investment managers and their affiliates manage over $271.1 billion in assets as of May 31, 2001. The Franklin Templeton Portfolios available under this contract are listed below.


Franklin Growth and Income Securities Fund

The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income. Under normal market conditions, the fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the fund's manager considers to be financially strong, but undervalued by the market.

Franklin Rising Dividends Securities Fund


The fund's investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the commons stocks of financially sound companies that have paid consistently rising dividends.


Franklin Small Cap Fund


The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 index, whichever is greater, at the time of purchase.


Franklin U.S.  Government Fund

The fund's investment goal is income. Under normal market conditions, the fund will invest in a portfolio limited to U.S. Government securities, primarily fixed and variable rate mortgage-backed securities.

Mutual Discovery Securities Fund

The fund's investment goal is capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of any nation that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Mutual Shares Securities Fund

The fund's principal investment goal is capital appreciation with income as a secondary goal. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Templeton Developing Markets Securities Fund

The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in emerging market equity securities. Emerging market countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

Templeton Growth Securities Fund

The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

JP MORGAN SERIES TRUST II:

J.P. Morgan Investment Management Inc. serves as the investment adviser for each of the J.P. Morgan Series Trust II funds available under this contract. J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $359 billion in assets under management, as of December 31, 2000.

J.P.  Morgan International Opportunities Portfolio

The Portfolio's goal is to provide high total return from a portfolio of equity securities of foreign companies. This goal can be changed only with shareholder approval. The portfolio's assets are invested primarily in companies from developed markets other than the U.S.

J.P.  Morgan U.S.  Disciplined Equity Portfolio

The Portfolio's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed only with shareholder approval. The portfolio invests primarily in large-and medium-capitalization U.S. companies.

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Funds, Inc. has been an investment adviser since 1960 and serves as the investment adviser for each of the Oppenheimer Variable Account Funds available under this contract. They manage more than $125 billion in assets, as of December 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts.

Oppenheimer Global Securities Fund/VA

The fund seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The fund invests mainly in common stocks, and can also buy other equity securities including preferred stocks and securities convertible into common stock.

Oppenheimer High Income Fund/VA

The fund seeks a high level of current income from investment in high-yield fixed income securities. The fund invests mainly in a variety of high-yield fixed-income securities of domestic and foreign issuers.

Oppenheimer Main Street Growth & Income Fund/VA

The fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and securities convertible into common stocks.

PIMCO VARIABLE INSURANCE TRUST:

Pacific Investment Management Company LLC (PIMCO), a Delaware limited liability company, serves as the investment adviser for the PIMCO Variable Insurance Trust Portfolios listed below. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

PIMCO VIT High Yield Bond Portfolio

The portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The fund seeks to achieve its investment objective by investing under normal circumstances at least 65% or its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P.

PIMCO VIT StocksPLUS Growth and Income Portfolio

The portfolio seeks total return which exceeds that of the S&P 500. The portfolio seeks to achieve its objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

PIMCO VIT Total Return Bond Portfolio

The portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% or its assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. currently consists of 36 separate portfolios. The fund offers two classes of shares: Class 1 and Class 2. Only Class 2 shares of the portfolios listed below are available under this contract, and are managed by Prudential Investments Fund Management LLC (PIFM). PIFM has served as the manager and administrator to investment companies since 1987, and as of January 31, 2001, managed assets of approximately $109 billion.

SP Jennison International Growth Portfolio

The portfolio's investment objective is long-term growth of capital. The portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This portfolio is subadvised by Jennison Associates LLC.

SP Strategic Partners Focused Growth Portfolio

The portfolio's investment objective is long-term growth of capital. This means the portfolio seeks investments whose price will increase over several years. The portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. This portfolio is subadvised by Jennison Associates LLC.

SELIGMAN PORTFOLIOS, INC.:

Seligman Portfolios Inc. consists of 15 separate portfolios managed by J.& W. Seligman & Co. Incorporated (Seligman). The portfolios listed below are available under this contract. Seligman was established in 1864 and currently serves as manager to 21 U.S. registered investment companies, which offer more than 50 investment portfolios with approximately $21.3 billion in assets as of December 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of December 31, 2000, of approximately $11.2 billion.

Seligman Global Technology Portfolio

The portfolio's objective is long-term capital appreciation. The portfolio generally invests at least 65% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.

Seligman Small-Cap Value Portfolio

The portfolio's objective is long-term capital appreciation. The portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization (up to $2 billion) at the time of purchase by the portfolio.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST:

Allianz of America, Inc. (AZOA), established in 1976, is the adviser for five of the funds available under the USAllianz Variable Insurance Products Trust. As of December 31, 2000, it managed more than $23 billion in fixed income, equity and real estate investment. USAllianz Advisers, LLC (USAllianz Advisers), established in 2001, acts as adviser for six of the funds under the Trust. AZOA and USAllianz Advisers are affiliates. AZOA and USAllianz Advisers are subsidiaries of Allianz AG Holding, one of the world's largest insurance and financial services companies. The following portfolios are available under this contract and their investment objectives may not be changed without shareholder approval.

USAllianz Aggressive Growth Fund

The fund's investment objective is capital growth. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the fund's Specialist Manager believes have an above-average potential for a capital growth. The fund is managed by USAllianz Advisers and is sub-advised by Van Kampen Investment Advisory Corp.

USAllianz American Growth Fund

The fund's investment objective is long-term capital appreciation. In pursuit of its objective, the fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks and convertible securities of larger capitalization companies (including American Depository Receipts ("ADRs"), American Depository Shares ("ADS") and U.S. dollar denominated securities of foreign issuers). The fund is managed by USAllianz Advisers and is sub-advised by Fred Alger Management, Inc.

USAllianz Capital Growth Fund


The fund's investment objective is to seek capital growth. In pursuit of its objective, the fund normally invests at least 65% of its total assets in common stocks and other equity securities of growth companies. The fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities. The fund is managed by USAllianz Advisers and is sub-advised by Van Kampen Investment Advisory Corp.


USAllianz Comstock Fund

The fund's investment objective is to seek capital growth and income through investing in equity securities, including common stocks, preferred stocks and convertible securities. In pursuit of its objective, the fund normally invests at least 65% of its total assets in common stocks. The fund is managed by USAllianz Advisers and is sub-advised by Van Kampen Asset Management Inc.

USAllianz Growth and Income Fund


The fund's investment objective is income and long-term growth of capital. The fund normally invests at least 65% of its total assets in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). The fund is managed by USAllianz Advisers and is sub-advised by Van Kampen Asset Management Inc.


USAllianz  Strategic Growth Fund

The fund's investment objective is long-term capital appreciation. In pursuit of its objective, the fund normally invests at least 80% of its total assets in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The fund invests primarily in "growth" stocks. The fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities. The fund is managed by USAllianz Advisers and is sub-advised by Fred Alger Management, Inc.

USAllianz VIP Diversified Assets Fund

The fund's investment objective is total return consistent with reduction of long-term volatility. The fund normally invests approximately 65% of its total assets in fixed income securities. The fund is managed by AZOA.

USAllianz VIP Fixed Income Fund

The fund's investment objective is to maximize total return with secondary emphasis on income. In pursuit of its objective, the fund normally invests at least 80% of its total assets in fixed income securities rated within the four highest rating categories by a primary credit rating agency. The fund is managed by AZOA.

USAllianz VIP Global Opportunities Fund

The fund's investment objective is long-term growth of capital. In pursuit of its objective, the fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights of U.S. and foreign issuers. The fund is managed by AZOA.

USAllianz VIP Growth Fund

The fund's investment objective is long-term growth of capital. In pursuit of its objective, the fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks and convertible securities of U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and are traded on a U.S. Securities market. The fund is managed by AZOA.

USAllianz VIP Money Market Fund

The fund's investment objective is current income consistent with stability of principal. The fund invests substantially all (but not less than 80%) of its total assets in a diversified and liquid portfolio of high quality, money market investments. The fund is managed by AZOA.


VAN KAMPEN LIFE INVESTMENT TRUST:


Van Kampen Asset Management Inc. is the investment adviser for the portfolios listed below which are offered under the Van Kampen Life Investment Trust. Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investment Inc. Van Kampen Investments Inc's assets under management were more than $81 billion as of March 31, 2001.


Van Kampen LIT Emerging Growth Portfolio

The Portfolio's investment objective is to seek capital appreciation. The fund normally invests at least 65% of its total assets in a portfolio of common stocks of emerging growth companies.

                                   APPENDIX E

                                The Fixed Account

The general account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of these assets. The fixed account is part of our general account.

Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account has not been registered under these Acts. Neither the fixed account nor any interest in it is subject to the provisions of these Acts and as a result, the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to the fixed account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We guarantee both principal and interest on amounts credited to the fixed account. We credit interest at an effective annual rate of at least 3%. The rate at which we credit is independent of the investment experience of the fixed account. From time to time, we may guarantee interest at a rate higher than 3%.

Any interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited in the fixed account may not exceed the minimum guarantee of 3% for a given year.